UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of Registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61719-0001
(Address of principal executive offices)	(Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Bell, Boyd & Lloyd LLC Three First National Plaza 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2004

Date of reporting period: 12/31/2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2004

State Farm Variable Product Trust

ANNUAL REPORT

Large Cap Equity Index Fund Small Cap Equity Index Fund International Equity Index Fund Stock and Bond Balanced Fund Bond Fund Money Market Fund

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Account or Variable Annuity Separate Account (the “Accounts”). This report provides the results of operations for the State Farm Variable Product Trust funds. It is possible to invest in these underlying funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Not FDIC Insured	• May lose value • No bank guarantee

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

This material must be accompanied or preceded by a prospectus.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Enclosed is the Annual Report for the 12-month period ended December 31, 2004, for the State Farm Variable Product Trust. For each of the six funds offered by the Trust, you will find management’s discussion of investment philosophy and process, factors that affected each Fund’s performance over the 12-month period, benchmark index comparisons to put each Fund’s performance into context, audited financial statements, and a complete list of portfolio holdings to help you further understand the funds. We encourage you to review this entire report.

Also included are policy total returns for variable deferred annuity and variable universal life policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. These policy total returns reflect contract-level fees and expenses, as well as the fund fees and expenses. The contract-level fees and expenses are not included in the performance returns discussed for each Fund of the Trust.

The Year in Review

There has been quite a change in the landscape over the last 12 months. Coming out of 2003 – a year with increased economic growth, increased corporate profitability, declining interest rates – there was hope 2004 would continue the positive trend. Instead, we saw a marketplace that struggled for direction under a cloud of uncertainty surrounding the political and economic landscape – complicated further by rising energy prices, particularly oil. In April and May, the bond market started to decline in anticipation of the Federal Reserve increasing the Federal Funds’ rate. As expected, the Fed in June raised the target interest rate by 0.25%, the first in a series of increases through the end of the year. The bond market rallied off these initial moves as it appeared that the Fed’s actions were proactive against inflation while still promoting economic growth. The Federal Funds’ rate ultimately increased from 1.00% to 2.25% by the end of 2004.

As more information came into focus throughout the year – particularly around the presidential election and the probable path of legislation and economic policy – equity markets abandoned their flat trend and started to move higher. The U.S. economy grew at an annual rate of 3.1% during the fourth quarter of 2004 compared to an annual rate of 4.0% during the third quarter. Economic growth at those levels coincided with inflation worries as consumer price inflation during 2004 rose 3.3%, compared to 1.9% during 2003. It was the highest increase in inflation since the 3.4% increase during 2000.1

For the 12-month period ended December 31, 2004, small cap stocks, as measured by the Russell 2000® Index, outperformed large cap stocks, as measured by the S&P 500® Index, 18.33% versus 10.88%, respectively (with dividends reinvested). In addition, international equities performed well in 2004 as the MSCI EAFE Free® Index gained 20.25% (with dividends reinvested).2 They were helped by generally strong economic conditions overseas as well as by the overall weakness of the U.S. dollar.

Fixed income investors were rewarded with higher returns for taking maturity and credit risk over the 12-month period ended December 31, 2004. The rise in short-term interest rates caused a flattening of the yield curve as the spread between short and

[1]	Bureau of Economic Analysis

[2]	Lipper Analytics. The Russell 2000 Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

long-term yields narrowed. As a result, long maturity bonds, like those represented by the Lehman Brothers Long U.S. Treasury Index, outperformed short maturity bonds, as represented by the Lehman Brothers 1-5 Year U.S. Treasury Index, 7.70% versus 1.54%, respectively. Below investment grade bonds performed well and the Credit Suisse First Boston High Yield Bond Index finished the year with a total return of 11.96% for the 12-month period ended December 31, 2004. Here too, credit spreads (i.e. the additional yield earned on below investment grade debt relative to U.S. Treasuries) as measured by the CSFB High Yield Bond Index narrowed to a rate of only 3.40% over U.S. Treasuries as of December 31, 2004. High yield bonds rallied throughout the year as the economy strengthened which led to lower corporate default rates.3

Investing in a diversified portfolio designed to fit your needs can be an important part of any investment plan. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making such important decisions about your future.

Thank you for investing with State Farm Variable Products.

Sincerely,

Susan D. Waring

Vice President

State Farm Investment Management Corp.

[3]	Source: Bloomberg. The Credit Suisse First Boston High Yield Index includes bond issues rated BB and below by S&P or Moody’s rating services with par amounts greater than $75 million. The Lehman Brothers Long U.S. Treasury Index tracks the returns of U.S. Treasuries which have a maturity of 10 years or more. The Lehman Brothers 1-5 Year U.S. Treasury Index contains approximately 54 U.S. Treasury securities maturing within one to five years. It is not possible to invest directly in an index. High yield bonds are subject to a greater risk of principal and income than higher quality bonds. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as close as possible, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index(1) (the “Index”). The Fund invests its assets in the securities that make up the Index. The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors (BGFA) sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Equity markets generally posted gains during the 12-month reporting period ended December 31, 2004. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism, and, by mid-October, the Index posted a loss for the year. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns for the year. During the reporting period, the Federal Reserve Board raised its Federal Funds’ interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

(1)	“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund, nor the Stock and Balanced Fund is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability on investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, the Large Cap Equity Index Fund returned 10.46% and the Index returned 10.88%. Broadening the timeframe to the 3-year period ended December 31, 2004, the Fund had a total return of 3.22% versus the S&P 500 Index return of 3.59%. The line graph and table provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index in a very close fashion in 2004, ending the period just 0.42% below the Index return. That would suggest that BGFA was able to add value in their trading and execution of the strategy, given that the Fund was subject to internal operating expenses that are not found within the Index.

During the reporting period, the best performing sector in the Index was energy. Oil companies in particular had been reporting outsized profits all through the previous year, but it was only in 2004 that investors came to believe the floor for oil prices had been raised and those profits were more sustainable. Top holdings in this sector included Exxon Mobil Corp., 2.83% of net assets, and Chevron Texaco Corp, 0.95% of net assets. Utilities and telecom service companies were good performers strengthened by investor demand for their high dividend yields and defensive attributes. Financials had mixed results as consolidation among banks continued, including the mega-merger of J.P. Morgan Chase and Bank One.

Health care was the worst performing sector, being weighed down primarily by pharmaceutical companies which faced an extremely difficult climate characterized by concerns about drug safety, regulation, pricing, patent expiration and generic competition. Top ten holding Pfizer Inc., 1.74% of net assets, struggled for many of these reasons while Johnson & Johnson, 1.61% of net assets, was an exception as it gained in value for the year because of strong financial results and positive investor sentiment stemming from their acquisition of heart-device maker, Guidant. Technology stocks got off to a good start but lagged the other sectors for the year as investors questioned whether recent fundamental weakness was merely an inventory correction or a precursor to a cyclical downturn. Microsoft, 2.49% of net assets, outperformed the sector after settling several legal disputes and paying the largest-ever one-time corporate dividend.

Financial Highlights for this Fund can be found on page 72.

*	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as close as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index(1) (the “Index”). The Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Index. The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors (BGFA) sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

U.S. small-cap stocks, as measured by the Russell 2000® Index rallied in the fourth quarter and in turn, completed a sixth consecutive year of out-performance versus the large-cap S&P 500® Index. For the year ending December 31, 2004, the Russell 2000® Index rose 18.33% versus 10.88% for the S&P 500® Index. Within the Russell 2000® Index, the Energy and Materials sectors performed the best, while Information Technology and Telecommunication Services were the worst performing sectors for the year. Despite enjoying a gain in December, Technology was the only sector to post negative returns for the year.

Equity markets generally posted gains during the reporting period. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment. As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns for the year. During the reporting period, the Federal Reserve Board raised its Federal Funds interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

(1)	The Russell 2000® Index is a trademark/service mark, and Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, the Small Cap Equity Index Fund returned 17.89% and the Index returned 18.33%. Broadening the timeframe to the 3-year period ended December 31, 2004, the Fund had a total return of 10.93% versus the Russell 2000® Index return of 11.48%. The line graph and table provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index in a very close fashion in 2004 ending the period just 0.44% below the Index return. That would suggest that BGFA was able to add value in their trading and execution of the strategy given that the Fund was subject to internal operating expenses that are not found within the Index.

During the reporting period ended December 31, 2004, the best performing sector in the Index was Energy, which increased over 50% for the period. The Fund’s Energy weighting was 8.43% of net assets, the combination of Energy, 5.22%, and Utilities, 3.21%. The fund held shares of 118 different companies in this combined sector with the largest holding, Tesoro Petroleum Corp., being just 0.18% of net assets as of December 31, 2004. Many of these companies had been reporting higher profits all throughout the previous year, but it was only in 2004 that investors came believe the floor for oil prices had been raised and those profits were more sustainable.

Materials & Processes, 9.27% of Fund net assets, was the next best performing sector in the Index gaining over 34% for the period. Here too, position sizes were small as the assets were invested among 153 companies in this sector. Demand for raw materials and base metals continued to be strong in 2004, fueled by a growing economy in the U.S. and increased expectations for overseas demand – particularly from China.

Information technology was the worst performing sector, finishing the reporting period with a slight loss. The Fund’s 12.68% weighting to Technology was diversified across over 300 individual securities with the largest position accounting for only 0.16% of net assets. The technology sector struggled through cycles of weakness as investors tried to determine which troubles were more cyclical in nature, like inventory backlogs, as opposed to a more long term fundamental weaknesses in the industry.

All of the Fund’s ten largest holdings as of December 31, 2004 posted gains. Transportation services company Landstar System Inc., 0.19% of net assets, logged the strongest gains for the reporting period, followed by The Goodyear Tire & Rubber Co., 0.19% of net assets, Equipment manufacturer Terex Corp., 0.20% of net assets, and mining equipment company Joy Global Inc., 0.19% of net assets, both performed well.

Financial highlights for this Fund can be found on page 73.

*	The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free® Index(1) (the “Index”). The Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Index. The Index has been developed by MSCI and includes stocks from Europe, Australasia, and the Far East. The Index is commonly used as a measure of international stock performance.

Barclays Global Fund Advisors (BGFA) sub-advises the International Equity Index Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

European equity markets posted a second consecutive year of positive returns in 2004, although gains were more modest than in 2003. In contrast to 2003, smaller markets such as Austria, Norway and Greece outpaced larger markets such as the United Kingdom, Germany, and France. Finland was the only market with negative returns (in euros). Currency movements were a major factor as the Swiss franc, the euro and the British pound appreciated in a range of 7.5% to 8.5% for the year against the U.S. currency, although the dollar declined less in trade-weighted terms. One of the surprises of the year was the surge in crude oil prices to above $50 a barrel. While rising oil prices were a boom to many oil- and energy-related stocks traded in Europe, higher energy costs – as well as the corrosive impact of a strong currency on exports – hurt the eurozone economy. The European Central Bank held rates steady despite inflation above the bank’s 2% target. In contrast, the Bank of England raised interest rates to 4.75% (making five increases since November 2003).

Pacific equity markets enjoyed strong gains as a region, although the largest market, Japan, lagged. Stock market returns and currency appreciation in the commodity-oriented markets of Australia and New Zealand were substantial. Stocks in Hong Kong benefited from a domestic economic revival and an end to deflation. Across the Pacific region, energy, financial and consumer staples sectors had the highest returns, while technology and telecommunications were the weakest.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 15 other countries each of which represent less than 3% of net assets.

(1)	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legally or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2004, the International Equity Index Fund returned 19.26% and the MSCI EAFE® Index returned 20.25%. Broadening the timeframe to the 3-year period ended December 31, 2004, the Fund had a total return of 11.24% versus the MSCI EAFE Free® Index return of 11.89%. The line graph and table provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index during the reporting period in an appropriate fashion given the internal operating expenses of the Fund — which are not found within the Index.

The euro continued its rise against the U.S. dollar during the reporting period, making European exports more expensive and reducing the value of sales and earnings in U.S. dollar-denominated markets. However, for U.S. investors, the returns in the stronger euro were enhanced when translated back into U.S. dollars. In addition, many European markets were able to advance in part due to a perception among many investors that European markets were more attractively valued than many of their counterparts in the U.S. The United Kingdom, which represented 24.88% of the net assets of the Fund as of December 31, 2004, performed well during the reporting period, as the country’s relatively higher dividend-paying stocks helped to attract investors.

Asian markets performed well during the reporting period, thanks largely to improving economic conditions and large inflows of foreign capital. The improving economic environment initially led many investors to fear that, should the growth levels become overheated, central banks in these countries would raise short-term interest rates. As the reporting period progressed, however, growth levels in many Asian countries slowed to a sustainable pace, easing investor concerns and stabilizing market performance. Japan, which represented 21.72% of the net assets of the Fund as of December 31, 2004, enjoyed economic recovery during the first half of the reporting period, although the recovery slowed as export growth levels dropped.

Among the Fund’s ten largest holdings as of December 31, 2004, performance for the reporting period was mostly positive. Japanese car maker Toyota Motor Corp., 1.30% of net assets, performed well, as did oil companies BP PLC, United Kingdom, 2.34% of net assets, and Total SA, France, 1.42% of net assets. Royal Bank of Scotland Group PLC, United Kingdom, 1.17% of net assets, also posted gains. On the negative side, pharmaceutical company GlaxoSmithKline PLC, United Kingdom, 1.53% of net assets, declined for the reporting period.

Financial highlights for this Fund can be found on page 74.

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured as U.S. dollars. Unlike an investment in the International Equity Index Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund invests in a combination of stocks and bonds in the pursuit of long-term growth of principal, while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund and the Variable Product Trust Bond Fund. We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Stock and Bond Balanced Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management Discussion for the Variable Product Trust Large Cap Equity Index Fund and the Variable Product Trust Bond Fund in addition to the commentary provided here.

We experienced a low, but rising interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ rate by 0.25% on five occasions through December 2004, going from 1.00% to 2.25%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12-month period ended December 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For 2004, consumer price inflation rose at a 3.3% annual rate compared to a 1.9% rate for all of 2003. The U.S. economy proved strong however, posting solid economic growth of 3.1% and 4.0% during the 4th and 3rd quarters of 2004, respectively.

From an equity perspective the last 12 months have been positive, with the S&P 500® Index gaining 10.88%. Fixed income markets were positive, too, as represented by the Lehman Brothers U.S. Aggregate Bond Index return of 4.34% over the same time period. Among fixed income securities, corporate bonds performed well as the yield spread over U.S. Treasuries continued to narrow. In general, corporations grew their earnings and improved their liquidity and credit profile, which was beneficial for both fixed income and equity investments in the year ended December 31, 2004.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, the Stock and Bond Balanced Fund had a total return of 7.26% after expenses. Because of the nature of the Fund (that it invests solely in shares of two underlying Funds), it is beneficial to create a blended benchmark for comparison purposes. The blended benchmark we use is a combination of 60% of the S&P 500® Index and 40% of the Lehman Brothers U.S. Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 7.75% for the 1-year period ended December 31, 2004. Broadening the timeframe to the 3-year period ended December 31, 2004, the Stock and Bond Balanced Fund had a total return of 4.33% versus the blended benchmark of 4.78%. The line graph and table provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

During the reporting period, the best performing sector in the Index was energy. Oil companies in particular had been reporting outsized profits all through the previous year, but it was only in 2004, that investors came to believe the floor for oil prices had been raised and those profits were more sustainable. Top holdings in this sector included Exxon Mobil Corp., 2.83% of Large Cap Equity Index net assets, and Chevron Texaco Corp., 0.95% of Large Cap Equity Index net assets. Utilities and telecom service companies were good performers, strengthened by investor demand for their high dividend yields and defensive attributes. Financials had mixed results as consolidation among banks continued, including the mega-merger of J.P. Morgan Chase and Bank One.

Health care was the worst performing sector, being weighed down primarily by pharmaceutical companies, which faced an extremely difficult climate characterized by concerns about drug safety, regulation, pricing, patent expiration and generic competition. Top ten holding Pfizer Inc., 1.74% of Large Cap Equity Index net assets, struggled for many of these reasons while Johnson & Johnson, 1.61% of Large Cap Equity Index net assets, was an exception as it gained in value for the year because strong financial results and positive investor sentiment stemming from their acquisition of heart-device maker, Guidant. Technology stocks got off to a good start but lagged for the year as investors questioned whether recent fundamental weakness was merely an inventory correction or a precursor to a cyclical downturn. Microsoft, 2.49% of net assets, outperformed the sector after settling several legal disputes and paying the largest-ever one-time corporate dividend.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for description of indices.

**	The Manager computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The bond market rewarded risk in 2004 with long maturity and lower-rated corporate bonds being the strongest performing securities in the fixed income asset class. Given that the Bond Fund maintains a short/intermediate maturity orientation of only investment grade bonds – 2004’s market environment was a challenge. From a maturity perspective, the Bond Fund held only 1.1% of net assets in bonds with a maturity over 10 years. At the other end of the maturity spectrum the Bond Fund held 32.4% of assets in bonds with maturities of less than 2 years (including a 4% cash position) versus 24.4% for the Lehman Brothers Government/Credit Intermediate Index. As a result, the Fund’s intermediate maturity investment orientation limited results in 2004.

The Bond Fund’s credit positioning, however, proved somewhat more beneficial. The Bond Fund maintained a barbell credit structure (i.e., a grouping of assets held in high quality Government and/or AAA-rated debt obligations combined with a grouping of assets at the lower-end of the Investment Grade spectrum, A-rated and/or BBB-rated debt obligations with little if any exposure of assets in between) for the reporting period. The Bond Fund was underweight on the high quality end (Government bonds and AAA-rated debt) at 33.7% of assets versus 63.9% for the benchmark. In addition, the Bond Fund’s 49.3% combined weighting in corporate bonds rated A/A and Baa/BBB by the rating agencies, was overweight relative to the 31.6% weighting of the Lehman Brothers Government/Credit Intermediate Index. This combination of being underweight high quality bonds and overweight in the lower-end of investment grade was good for performance given that lower-rated bonds outperformed high grade bonds. In the end, however, this positioning was not enough to overcome the broader market environment as the Bond Fund underperformed its benchmark by 0.64% for the 12-month period ended December 31, 2004.

Financial highlights for this Fund can be found on page 75.

State Farm Variable Product Trust Bond Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with low price volatility. We are generally buy-and-hold investors who focus on U.S. Government and investment grade corporate debt obligations. While the Fund invests in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers Government/Credit Intermediate Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

We managed the Bond Fund with a buy-and-hold philosophy that focused on investment grade debt obligations with short and intermediate maturities. We did not make investment decisions based on macroeconomic factors or forecasted expectations of interest rates. That being said, we had to understand what happened in the world to understand the potential impact on the portfolio.

We experienced a low, but rising interest rate environment. The Federal Reserve raised the benchmark Federal Funds’ interest rate by 0.25% on five occasions through December 2004, going from 1.00% to 2.25%. The U.S. Treasury yield curve flattened considerably as intermediate and longer term interest rates remained roughly unchanged for the 12 month period ended December 2004. Coinciding with the rise in short rates was an up-tick in the rate of inflation. For 2004, consumer price inflation rose at a 3.3% seasonally adjusted annual rate compared to a 1.9% rate for all of 2003. The U.S. economy proved strong, however, posting solid economic growth of 3.1% and 4.0% during the 4th and 3rd quarters of 2004, respectively.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2004, the Bond Fund had a total return of 2.40% compared to a return of 3.04% for the Lehman Brothers Government/Credit Intermediate Index. Broadening the timeframe to the 3-year period ended December 31, 2004, the Bond Fund had a total return of 5.13% versus 5.69% for the Lehman Brothers Government/Credit Intermediate Index. The line graph and table provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The bond market rewarded risk in 2004 with long maturity and lower-rated corporate bonds being the strongest performing securities in the fixed income asset class. Given that this Fund maintains a short/intermediate maturity orientation of only investment grade bonds – 2004’s market environment was a challenge. From a maturity perspective, the Bond Fund held only 1.1% of net assets in bonds with a maturity over 10 years. At the other end of the maturity spectrum the Fund held 32.4% of assets in bonds with maturities of less than 2 years (including a 4% cash position) versus 24.4% for the Lehman Brothers Government/Credit Intermediate Index. As a result, the Fund’s intermediate maturity investment orientation limited results in 2004.

The Fund’s credit positioning proved somewhat more beneficial. The Fund maintained a barbell credit structure (i.e., a grouping of assets held in high quality Government and/or AAA-rated debt obligations combined with a grouping of assets at the lower-end of the Investment Grade spectrum, A-rated and/or BBB-rated debt obligations with little if any exposure of assets in between) for the reporting period. The Fund was underweight on the high quality end (Government bonds and AAA-rated debt) at 33.7% of assets versus 63.9% for the benchmark. In addition, the Fund’s 49.3% combined weighting in corporate bonds rated A/A and Baa/BBB by the rating agencies, was overweight relative to the 31.6% weighting of the Lehman Brothers Government/Credit Intermediate Index. This combination of being underweight in high quality bonds and overweight in the lower-end of investment grade was good for performance given that lower-rated bonds outperformed high grade bonds. In the end, however, this positioning was not enough to overcome the broader market environment as the Bond Fund underperformed its benchmark by 0.64% for the 12-month period ended December 31, 2004.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high income consistent with low price volatility, this Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund’s total return.

Financial highlights for this Fund can be found on page 76.

*	The Lehman Brothers Government/Credit Intermediate Index contains U.S. Government and corporate bonds maturing within 1-10 years and an outstanding par value of at least 250 million. The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical Investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

Money Market Fund

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*	Based on total investments as of December 31, 2004. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 77.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown. The Policy Total Returns on the following two pages reflect contract-level charges for the State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance policies.

Expense Example (unaudited)(1)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Period July 1, 2004 to December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004*
Large Cap Equity Index Fund
Actual	$1,000.00	$1,070.39	0.31%	$1.61
Hypothetical (5% return before expenses)	1,000.00	1,023.58	0.31%	1.58
Small Cap Equity Index Fund
Actual	1,000.00	1,106.10	0.49%	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%	2.49
International Equity Index Fund
Actual	1,000.00	1,140.42	0.75%	4.04
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75%	3.81
Stock & Bond Balanced Fund
Actual	1,000.00	1,053.10	0.41%	2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41%	2.08
Bond Fund
Actual	1,000.00	1,026.07	0.56%	2.85
Hypothetical (5% return before expenses)	1,000.00	1,022.32	0.56%	2.85
Money Market Fund
Actual	1,000.00	1,005.94	0.49%	2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%	2.49

*	Expenses are equal to the fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses for the Stock & Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock & Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. At December 31, 2004 the ratio was 60.9%/39.1%.

(1)	This expense example reflects only the underlying Fund fees. As an owner of an interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.

POLICY TOTAL RETURNS

State Farm Life Insurance Company

(Not Licensed in New York or Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2004

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	2.65%	-4.53%	2.97%
Small Cap Equity Index Fund	1/29/1998	9.67%	4.16%	5.26%
International Equity Index Fund	1/22/1998	10.98%	-3.64%	2.98%
Stock and Bond Balanced Fund	1/29/1998	-0.27%	-0.57%	3.06%
Bond Fund	1/22/1998	-4.84%	4.82%	4.07%

Standardized returns reflect all contract-level and underlying fund fees and expenses, including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $10,200 as of 12/31/2004. The since inception standardized return period begins on the Fund inception date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2004

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	1.61%	-7.60%	0.72%
Small Cap Equity Index Fund	1/29/1998	8.55%	1.42%	2.70%
International Equity Index Fund	1/22/1998	9.78%	-7.04%	0.45%
Stock and Bond Balanced Fund	1/29/1998	-1.32%	-3.23%	0.73%
Bond Fund	1/22/1998	-5.78%	2.58%	1.77%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If the surrender charges (if applicable) or the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $4,200 as of 12/31/2004. The total returns since inception period begins on the Fund Inception Date (as noted).

This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insuranc/life/vdapandr.htm and http://www.statefarm.com/insuranc/vulpandr.htm. The returns on this page apply only to the State Farm Life Insurance Company products.

POLICY TOTAL RETURNS

State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2004

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	8/3/1998	2.60%	-4.56%	0.83%
Small Cap Equity Index Fund	8/3/1998	9.62%	4.13%	6.47%
International Equity Index Fund	8/3/1998	10.93%	-3.69%	1.21%
Stock and Bond Balanced Fund	8/3/1998	-0.32%	-0.60%	2.52%
Bond Fund	8/3/1998	-4.89%	4.79%	4.08%

Standardized returns reflect all contract-level and underlying fund fees and expenses, including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $9,400 as of 12/31/2004. The since inception standardized return period begins on the contract registration effective date of August 3, 1998.

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2004

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	12/2/1998	0.83%	-8.71%	-3.45%
Small Cap Equity Index Fund	12/2/1998	7.74%	0.48%	4.44%
International Equity Index Fund	12/2/1998	8.96%	-8.28%	-1.91%
Stock and Bond Balanced Fund	12/2/1998	-2.07%	-4.16%	-1.51%
Bond Fund	12/2/1998	-6.50%	1.85%	0.51%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If surrender charges (if applicable) and the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $3,200 as of 12/31/2004. The total returns since inception period begins on the contract registration effective date of December 2, 1998.

This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insuranc/life/vdapandr.htm and http://www.statefarm.com/insuranc/vulpandr.htm. The returns on this page apply only to the State Farm Life and Accident Assurance Company products.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (96.76%)

Aerospace/Defense (1.14%)
Boeing Co.	35,789	$1,852,797
General Dynamics Corp.	8,565	895,899
Lockheed Martin Corp.	18,912	1,050,562
Northrop Grumman Corp.	15,614	848,777
Raytheon Co.	19,346	751,205
Rockwell Collins	7,558	298,087

		5,697,327

Agriculture, Foods, & Beverage (3.80%)
Adolph Coors Co. Class B	1,588	120,164
Anheuser Busch Companies Inc.	33,728	1,711,021
Archer-Daniels-Midland Co.	27,688	617,719
Campbell Soup Co.	17,504	523,195
Coca-Cola Enterprises Inc.	20,018	417,375
ConAgra Inc.	22,011	648,224
General Mills Inc.	15,582	774,581
Hershey Foods Corp.	10,409	578,116
HJ Heinz Co.	14,991	584,499
Kellogg Co.	17,495	781,327
McCormick & Co. Inc.	5,863	226,312
Pepsico Inc.	71,855	3,750,831
Reynolds American Inc.	6,266	492,508
Sara Lee Corp.	33,555	810,018
Sysco Corp.	27,224	1,039,140
The Coca-Cola Co.	103,198	4,296,133
The Pepsi Bottling Group Inc.	10,606	286,786
WM Wrigley Jr. Co.	9,566	661,871
Yum! Brands Inc.	12,546	591,920

		18,911,740

Airlines (0.12%)
Delta Air Lines Inc. (a)	5,331	39,876
Southwest Airlines Co.	33,022	537,598

		577,474

Automotive (0.97%)
Cooper Tire & Rubber Co.	3,004	64,736
Dana Corp.	6,362	110,254
Delphi Corp.	24,405	220,133
Ford Motor Co.	77,942	1,141,071
General Motors Corp.	24,038	962,962
Genuine Parts Co.	7,435	327,586
Goodyear Tire & Rubber Co. (a)	7,377	108,147
Harley Davidson Inc.	12,568	763,506
ITT Industries Inc.	3,945	333,155
Navistar International Corp. (a)	2,981	131,105
Paccar Inc.	7,361	592,413
Visteon Corp.	5,543	54,155

		4,809,223

Banks (6.37%)
AmSouth Bancorporation	15,009	388,733
Bank of America Corp.	172,243	8,093,698
Bank of New York Inc.	33,105	1,106,369
BB&T Corp.	23,578	991,455
Comerica Inc.	7,235	441,480
Fifth Third Bancorp	25,210	1,191,929
Golden West Financial Corp.	13,000	798,460
Huntington Bancshares Inc.	9,967	246,982
JPMorgan Chase & Co.	151,929	5,926,750
M&T Bank Corp.	4,954	534,239
Northern Trust Corp.	9,388	456,069
PNC Bank Corp.	12,011	689,912
State Street Corp.	14,305	702,662
SunTrust Banks Inc.	15,741	1,162,945
Synovus Financial Corp.	13,354	381,657
US Bancorp	79,677	2,495,484
Washington Mutual Inc.	37,301	1,577,086
Wells Fargo & Co.	72,117	4,482,072

		31,667,982

Building Materials & Construction (0.58%)
American Standard Cos. Inc. (a)	9,161	378,532
Centex Corp.	5,259	313,331
Fluor Corp.	3,654	199,180
KB Home	2,017	210,575
Leggett & Platt Inc.	8,185	232,700
Louisiana-Pacific Corp.	4,649	124,314
Masco Corp.	18,968	692,901
Pulte Corp.	5,404	344,775
Stanley Works	3,443	168,673
Vulcan Materials Co.	4,354	237,772

		2,902,753

Chemicals (1.57%)
Air Products & Chemicals Inc.	9,681	561,208
Ashland Inc.	3,004	175,374
Bemis Co. Inc.	4,426	128,752
Eastman Chemical Co.	3,305	190,798
EI du Pont de Nemours and Co.	42,369	2,078,199
Engelhard Corp.	5,301	162,582
Great Lakes Chemical Corp.	2,064	58,803
Hercules Inc. (a)	4,873	72,364
International Flavors & Fragrances Inc.	4,026	172,474
Pall Corp.	5,166	149,556
PPG Industries Inc.	7,309	498,181
Praxair Inc.	13,841	611,080
Rohm & Haas Co.	9,549	422,352
Sealed Air Corp. (a)	3,596	191,559
Sigma-Aldrich Corp.	2,949	178,297
Temple-Inland Inc.	2,363	161,629
The Dow Chemical Co.	40,146	1,987,628

		7,800,836

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Commercial Service/Supply (1.73%)
Allied Waste Industries Inc. (a)	13,535	$125,605
Apollo Group Inc. CL A (a)	7,925	639,627
Ball Corp.	4,808	211,456
Cendant Corp.	44,753	1,046,325
Cintas Corp.	7,294	319,915
Convergys Corp. (a)	6,124	91,799
Eastman Kodak Co.	12,213	393,869
Ecolab Inc.	10,949	384,638
Equifax Inc.	5,738	161,238
Interpublic Group of Companies Inc. (a)	17,862	239,351
Monster Worldwide Inc. (a)	5,006	168,402
Moody’s Corp.	6,267	544,289
Omnicom Group Inc.	7,945	669,922
Pactiv Corp. (a)	6,334	160,187
Paychex Inc.	16,084	548,143
Pitney Bowes Inc.	9,846	455,673
Robert Half International Inc.	7,570	222,785
RR Donnelley & Sons Co.	9,260	326,785
Ryder System Inc.	2,740	130,890
Snap-On Inc.	2,372	81,502
Waste Management Inc.	24,394	730,356
WW Grainger Inc.	3,875	258,152
Xerox Corp. (a)	40,720	692,647

		8,603,556

Computer Software & Services (7.50%)
Adobe Systems Inc.	10,171	638,129
Applied Materials Inc. (a)	72,644	1,242,212
AutoDesk Inc.	9,682	367,432
Automatic Data Processing Inc.	24,851	1,102,142
BMC Software Inc. (a)	9,311	173,185
Computer Associates International Inc.	24,904	773,518
Computer Sciences Corp. (a)	7,994	450,622
Compuware Corp. (a)	16,369	105,907
Comverse Technology Inc. (a)	8,347	204,084
Ebay Inc. (a)	28,222	3,281,654
Electronic Arts Inc. (a)	13,061	805,603
Electronic Data Systems Corp.	21,803	503,649
EMC Corp. (a)	102,317	1,521,454
Intel Corp.	269,653	6,307,184
Intuit Inc. (a)	7,937	349,307
KLA Tencor Corp. (a)	8,374	390,061
Linear Technology Corp.	13,176	510,702
Microsoft Corp.	463,545	12,381,287
Oracle Corp. (a)	218,797	3,001,895
Sungard Data Systems (a)	12,359	350,130
Unisys Corp. (a)	14,216	144,719
Veritas Software Corp. (a)	18,038	514,985
Yahoo! Inc. (a)	58,484	2,203,677

		37,323,538

Computers (3.24%)
Apple Computer Inc. (a)	17,067	1,099,115
Dell Inc. (a)	105,963	4,465,281
Gateway Inc. (a)	15,219	91,466
Hewlett-Packard Co.	128,854	2,702,068
International Business Machines Corp.	70,991	6,998,293
Sun Microsystems Inc. (a)	143,500	772,030

		16,128,253

Consumer & Marketing (4.46%)
Alberto-Culver Co.	3,859	187,432
Altria Group Inc.	87,541	5,348,755
Avery Dennison Corp.	4,708	282,339
Avon Products Inc.	20,063	776,438
Black & Decker Corp.	3,495	308,713
Brown-Forman Corp. Class B (a)	5,269	256,495
Brunswick Corp.	4,042	200,079
Clorox Co.	6,487	382,279
Colgate-Palmolive Co.	22,650	1,158,774
Danaher Corp.	13,115	752,932
Darden Restaurants Inc.	6,866	190,463
Fortune Brands Inc.	6,088	469,872
Hasbro Inc.	7,359	142,617
Kimberly Clark Corp.	20,829	1,370,757
Mattel Inc.	17,937	349,592
Maytag Corp.	3,176	67,014
Newell Rubbermaid Inc.	11,713	283,337
Starbucks Corp. (a)	17,081	1,065,171
The Gillette Co.	42,376	1,897,597
The Procter & Gamble Co.	108,182	5,958,665
UST Inc.	7,055	339,416
Wendy’s International Inc.	4,866	191,039
Whirlpool Corp.	2,878	199,186

		22,178,962

Electronic/Electrical Mfg. (4.50%)
Advanced Micro Devices Inc. (a)	16,240	357,605
Agilent Technologies Inc. (a)	20,891	503,473
Emerson Electric Co.	17,959	1,258,926
Freescale Semiconductor Inc. Class B (a)	16,545	303,766
General Electric Co.	450,755	16,452,558
LSI Logic Corp. (a)	15,942	87,362
Micron Technology Inc. (a)	26,014	321,273
Molex Inc.	8,084	242,520
National Semiconductor Corp.	15,286	274,384
PerkinElmer Inc.	5,456	122,705
Rockwell Automation Inc.	7,921	392,486
Texas Instruments Inc.	73,760	1,815,971
Waters Corp. (a)	5,094	238,348

		22,371,377

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (9.91%)
Affiliated Computer Services (a)	5,427	$326,651
AMBAC Financial Group Inc.	4,619	379,358
American Express Co.	53,551	3,018,670
Apartment Investment and Management Co.	3,974	153,158
Archstone Smith Trust	8,216	314,673
Bear Stearns Companies Inc.	4,359	445,969
Capital One Financial Corp.	10,353	871,826
Charles Schwab Corp.	57,286	685,141
CIT Group Inc.	8,900	407,798
Citigroup Inc.	221,290	10,661,752
Compass Bancshares Inc. (a)	5,127	249,531
Countrywide Financial Corp.	24,611	910,853
E Trade Group Inc. (a)	15,600	233,220
Equity Office Properties Trust	17,190	500,573
Equity Residential	11,939	431,953
Federal Home Loan Mortgage Corp.	29,449	2,170,391
Federal National Mortgage Association	41,296	2,940,688
Federated Investors Inc. Class B	4,614	140,266
First Data Corp.	35,433	1,507,320
First Horizon National Corp.	5,285	227,836
Franklin Resources Inc.	10,646	741,494
Goldman Sachs Group Inc.	20,663	2,149,778
H&R Block Inc.	7,021	344,029
Janus Capital Group Inc.	10,115	170,033
KeyCorp	17,471	592,267
Lehman Brothers Holdings Inc.	11,513	1,007,157
Marshall & Ilsley Corp.	9,465	418,353
MBIA Inc.	5,995	379,364
MBNA Corp.	54,445	1,534,805
Mellon Financial Corp.	18,078	562,407
Merrill Lynch & Co. Inc.	39,745	2,375,559
MGIC Investment Corp.	4,060	279,775
Morgan Stanley	46,705	2,593,062
National City Corp.	28,754	1,079,713
North Fork Bancorporation	19,921	574,721
Principal Financial Group	13,146	538,197
ProLogis Trust	7,731	334,984
Providian Financial Corp. (a)	12,453	205,101
Regions Financial Corp.	19,804	704,824
Simon Property Group Inc.	9,424	609,450
SLM Corp.	18,368	980,668
Sovereign Bancorp Inc.	14,604	329,320
T Rowe Price Group Inc.	5,401	335,942
Wachovia Corp.	68,407	3,598,208
Zions Bancorporation	3,817	259,670

		49,276,508

Forest Products & Paper (0.54%)
Georgia Pacific Corp.	11,128	417,077
International Paper Co.	20,672	868,224
MeadWestvaco Corp.	8,592	291,183
OfficeMax Inc.	4,141	129,944
Plum Creek Timber Co., Inc.	7,811	300,255
Weyerhaeuser Co.	10,267	690,148

		2,696,831

Health Care (11.98%)
Abbott Laboratories	66,420	3,098,493
Aetna Inc.	6,313	787,547
Allergan Inc.	5,595	453,587
Amerisourcebergen Corp.	4,519	265,175
Amgen Inc. (a)	54,212	3,477,700
Applera Corp. - Applied Biosystems Group	8,133	170,061
Bausch & Lomb Inc.	2,330	150,192
Baxter International Inc.	26,419	912,512
Becton Dickinson & Co.	10,800	613,440
Biogen Idec Inc. (a)	14,256	949,592
Biomet Inc.	10,837	470,217
Boston Scientific Corp. (a)	36,008	1,280,084
Bristol-Myers Squibb Co.	82,959	2,125,410
Cardinal Health Inc.	18,499	1,075,717
Caremark Rx Inc. (a)	19,441	766,559
Chiron Corp. (a)	8,049	268,273
CR Bard Inc.	4,448	284,583
Eli Lilly & Co.	48,255	2,738,471
Express Scripts Inc. (a)	3,191	243,920
Forest Laboratories Inc. (a)	15,748	706,455
Genzyme Corp. (a)	10,566	613,568
Gilead Sciences Inc. (a)	18,474	646,405
Guidant Corp.	13,517	974,576
HCA Inc.	17,966	717,921
Health Management Associates Inc.	10,363	235,447
Hospira Inc. (a)	6,655	222,943
Humana Inc. (a)	6,636	197,023
IMS Health Inc.	10,016	232,471
Johnson & Johnson	126,554	8,026,055
King Pharmaceuticals Inc. (a)	10,162	126,009
Laboratory Corp. of America Holdings (a)	5,967	297,276
Manor Care Inc.	3,685	130,560
McKesson Corp.	12,475	392,464
Medco Health Solutions Inc. (a)	11,549	480,438
Medimmune Inc. (a)	10,604	287,474
Medtronic Inc.	51,578	2,561,879
Merck & Co. Inc.	94,614	3,040,894
Mylan Laboratories	11,447	202,383
Pfizer Inc.	321,131	8,635,213
Quest Diagnostics Inc.	4,300	410,865
Schering Plough Corp.	62,663	1,308,403
St. Jude Medical Inc. (a)	15,252	639,516
Stryker Corp.	17,041	822,228
Tenet Healthcare Corp. (a)	19,843	217,876

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
UnitedHealth Group Inc.	27,892	$2,455,333
Watson Pharmaceuticals Inc. (a)	4,816	158,013
WellPoint Inc. (a)	12,556	1,443,940
Wyeth	56,900	2,423,371
Zimmer Holdings Inc. (a)	10,501	841,340

		59,579,872

Insurance (4.06%)
Ace Ltd.	12,060	515,565
AFLAC Inc.	21,653	862,656
American International Group Inc.	111,070	7,293,967
Aon Corp.	13,426	320,344
Chubb Corp.	8,202	630,734
Cigna Corp.	5,677	463,073
Cincinnati Financial Corp.	7,170	317,344
Jefferson-Pilot Corp.	5,730	297,731
Lincoln National Corp.	7,382	344,592
Loews Corp.	7,901	555,440
Marsh & McLennan Companies Inc.	22,589	743,178
MetLife Inc.	31,789	1,287,772
Progressive Corp.	8,532	723,855
Prudential Financial Inc.	21,914	1,204,393
Safeco Corp.	5,366	280,320
St. Paul Travelers Co. Inc.	28,463	1,055,123
The Allstate Corp.	29,300	1,515,396
The Hartford Financial Services Group Inc.	12,464	863,880
Torchmark Corp.	4,569	261,073
UNUMProvident Corp.	12,636	226,690
XL Capital Ltd.	5,884	456,893

		20,220,019

Leisure, Lodging & Gaming (0.68%)
Carnival Corp.	26,972	1,554,396
Harrahs Entertainment Inc.	4,808	321,607
Hilton Hotels Corp.	16,340	371,572
Marriott International Class A	9,571	602,782
Starwood Hotels Resorts	8,820	515,088

		3,365,445

Machinery & Manufacturing (3.42%)
3M Co.	33,219	2,726,283
Caterpillar Inc.	14,572	1,420,916
Cooper Industries Ltd.	3,947	267,962
Cummins Inc.	1,950	163,390
Deere & Co.	10,599	788,566
Dover Corp.	8,660	363,200
Eaton Corp.	6,417	464,334
Goodrich Corp.	5,019	163,820
Honeywell International Inc.	36,609	1,296,325
Illinois Tool Works Inc.	12,631	1,170,641
Ingersoll-Rand Co.	7,381	592,694
Johnson Controls Inc.	8,095	513,547
Millipore Corp. (a)	2,107	104,950
Monsanto Co.	11,316	628,604
Parker Hannifin Corp.	5,095	385,895
Textron Inc.	5,865	432,837
Thermo Electron Corp. (a)	6,737	203,390
Tyco International Ltd.	85,766	3,065,277
United Technologies Corp.	21,809	2,253,960

		17,006,591

Media & Broadcasting (3.67%)
Clear Channel Communications	24,519	821,141
Comcast Corp. Class A (a)	94,711	3,151,982
Dow Jones & Co. Inc.	3,435	147,911
Gannett Co. Inc.	10,911	891,429
Knight-Ridder Inc.	3,296	220,634
McGraw Hill Companies Inc.	8,111	742,481
Meredith Corp.	2,146	116,313
New York Times Co.	6,081	248,105
News Corp. Class A (a)	111,120	2,073,499
The Walt Disney Co.	87,192	2,423,938
Time Warner Inc. (a)	195,256	3,795,777
Tribune Co.	13,474	567,794
Univision Communications Inc. (a)	13,776	403,224
Viacom Inc. Class B	72,754	2,647,518

		18,251,746

Mining & Metals (0.68%)
ALCOA Inc.	37,007	1,162,760
Allegheny Technologies Inc.	4,282	92,791
Freeport-McMoRan Copper & Gold Inc.	7,547	288,522
Newmont Mining Corp. Holding Co.	18,867	837,883
Nucor Corp.	6,731	352,301
Phelps Dodge Corp.	4,089	404,484
United States Steel Corp.	4,834	247,742

		3,386,483

Oil & Gas (6.81%)
Amerada Hess Corp.	3,946	325,072
Anadarko Petroleum Corp.	10,575	685,366
Apache Corp.	13,852	700,496
Baker Hughes Inc.	14,411	614,917
BJ Services Co.	6,858	319,171
Burlington Resources Inc.	16,666	724,971
ChevronTexaco Corp.	90,362	4,744,909
ConocoPhillips	29,413	2,553,931
Devon Energy Corp.	20,732	806,889
El Paso Corp.	27,335	284,284
EOG Resources Inc.	5,106	364,364
Exxon Mobil Corp.	275,067	14,099,934
Haliburton Co.	18,748	735,672
Kerr-McGee Corp.	6,529	377,311

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Oil & Gas (Cont.)
Kinder Morgan Inc.	5,286	$386,565
Marathon Oil Corp.	14,713	553,356
Nabors Industries Ltd. (a)	6,332	324,768
Noble Corp. (a)	5,829	289,934
Occidental Petroleum Corp.	16,822	981,732
Rowan Companies Inc. (a)	4,521	117,094
Schlumberger Ltd.	25,085	1,679,441
Sunoco Inc.	3,163	258,449
Transocean Inc. (a)	13,668	579,387
Unocal Corp.	11,229	485,542
Valero Energy Corp.	10,966	497,856
Williams Companies Inc.	23,674	385,649

		33,877,060

Retailers (6.72%)
Albertsons Inc.	15,668	374,152
AutoNation Inc. (a)	11,401	219,013
AutoZone Inc. (a)	3,428	313,011
Bed Bath & Beyond Inc. (a)	12,799	509,784
Best Buy Inc.	13,818	821,066
Big Lots Inc. (a)	4,759	57,727
Circuit City Stores Inc.	8,527	133,362
Coach Inc. (a)	8,010	451,764
Costco Wholesale	19,968	966,651
CVS Corp.	17,131	772,094
Dillard’s Inc. Class A	3,448	92,648
Dollar General Corp.	14,050	291,818
Family Dollar Stores	7,308	228,229
Federated Department Stores Inc.	7,257	419,382
GAP Inc.	37,492	791,831
Home Depot Inc.	93,670	4,003,456
JC Penney Inc.	12,149	502,969
Kohls Corp. (a)	14,728	724,176
Kroger Co. (a)	31,619	554,597
Limited Brands	17,265	397,440
Lowe’s Companies Inc.	32,984	1,899,548
May Department Stores Co.	12,393	364,354
McDonald’s Corp.	53,595	1,718,256
Nordstrom Inc.	5,932	277,202
Office Depot Inc. (a)	13,338	231,548
Radioshack Corp.	6,723	221,052
Safeway Inc. (a)	19,011	375,277
Sears Roebuck & Co.	8,862	452,228
Sherwin Williams Co.	5,988	267,244
Staples Inc.	21,183	714,079
Supervalu Inc.	5,751	198,524
Target Corp.	38,218	1,984,661
Tiffany & Co.	6,240	199,493
TJX Companies Inc.	20,638	518,633
Toys “R” Us Inc. (a)	9,131	186,912
Wal-Mart Stores Inc.	180,578	9,538,130
Walgreen Co.	43,628	1,674,006

		33,446,317

Technology (2.39%)
Altera Corp. (a)	15,947	330,103
American Power Conversion Corp.	8,345	178,583
Analog Devices Inc.	15,982	590,055
Applied Micro Circuits Corp. (a)	13,349	56,199
Avaya Inc. (a)	19,621	337,481
Broadcom Corp. (a)	13,881	448,079
Citrix Systems Inc. (a)	7,263	178,161
Fiserv Inc. (a)	8,308	333,899
Fisher Scientific International Inc. (a)	5,021	313,210
International Game Technology	14,584	501,398
Jabil Circuit Inc. (a)	8,559	218,939
L-3 Communications Holdings Inc.	4,845	354,848
Lexmark International Group Inc. (a)	5,533	470,305
Maxim Integrated Products Inc.	13,946	591,171
Mercury Interactive Corp. (a)	3,611	164,481
NCR Corp. (a)	3,937	272,559
Network Appliance Inc. (a)	15,157	503,516
Novell Inc. (a)	16,502	111,389
Novellus Systems Inc. (a)	5,920	165,109
NVIDIA Corp. (a)	7,083	166,875
Parametric Technology Corp. (a)	10,876	64,060
PMC Sierra Inc. (a)	7,296	82,080
Power-One Inc. (a)	3,721	33,191
Q Logic Corp. (a)	3,958	145,377
Qualcomm Inc.	69,767	2,958,121
Sabre Holdings Corp.	5,813	128,816
Sanmina Corp. (a)	22,214	188,153
Siebel Systems Inc. (a)	21,430	225,015
Solectron Corp. (a)	40,986	218,455
Symantec Corp. (a)	27,036	696,447
Symbol Technologies Inc.	10,013	173,225
Tektronix Inc.	3,745	113,136
Teradyne Inc. (a)	8,274	141,237
Xilinx Inc.	14,784	438,346

		11,892,019

Telecom & Telecom Equipment (5.06%)
ADC Telecommunications Inc. (a)	32,754	87,781
Alltel Corp.	12,951	761,001
Andrew Corp. (a)	6,859	93,488
AT&T Corp.	33,813	644,476
BellSouth Corp.	78,089	2,170,093
CenturyTel Inc.	5,831	206,826
Ciena Corp. (a)	23,712	79,198
Cisco Systems Inc. (a)	280,831	5,420,038
Citizens Communications Co.	14,468	199,514
Corning Inc. (a)	59,797	703,811
JDS Uniphase Corp. (a)	61,403	194,648

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Telecom & Telecom Equipment (Cont.)
Lucent Technologies Inc. (a)	188,290	$707,970
Motorola Inc.	103,499	1,780,183
Nextel Communications Inc. Class A (a)	47,295	1,418,850
Qwest Communications International Inc. (a)	76,317	338,847
SBC Communications Inc.	141,430	3,644,651
Scientific-Atlanta Inc.	6,531	215,588
Sprint FON Group	62,554	1,554,467
Tellabs Inc. (a)	19,712	169,326
Verizon Communications	118,100	4,784,231

		25,174,987

Textiles & Clothing (0.36%)
Jones Apparel	5,100	186,507
Liz Claiborne Inc.	4,727	199,527
Nike Inc.	11,240	1,019,355
Reebok International Ltd.	2,561	112,684
VF Corp.	4,684	259,400

		1,777,473

Transportation (1.57%)
Burlington Northern Santa Fe Corp.	16,013	757,575
CSX Corp.	9,149	366,692
FedEx Corp.	12,854	1,265,991
Norfolk Southern Corp.	16,985	614,687
Union Pacific Corp.	11,036	742,171
United Parcel Services Class B	47,807	4,085,586

		7,832,702

Utilities & Energy (2.93%)
Allegheny Energy Inc. (a)	5,607	110,514
Ameren Corp.	8,400	421,176
American Electric Power Co. Inc.	16,851	578,663
Calpine Corp. (a)	21,941	86,448
CenterPoint Energy Inc.	13,110	148,143
Cinergy Corp.	7,667	319,177
CMS Energy Corp. (a)	8,589	89,755
Consolidated Edison Inc.	10,265	449,094
Constellation Energy Group Inc.	7,587	331,628
Dominion Resources Inc.	14,142	957,979
DTE Energy Co.	7,392	318,817
Duke Energy Corp.	40,595	1,028,271
Dynegy Inc. (a)	17,165	79,302
Edison International	13,881	444,608
Entergy Corp.	9,565	646,498
Exelon Corp.	28,141	1,240,174
FirstEnergy Corp.	14,048	555,037
FPL Group Inc.	7,872	588,432
KeySpan Corp.	6,827	269,325
Nicor Inc.	1,914	70,703
NiSource Inc.	11,694	266,389
Peoples Energy Corp.	1,597	70,188

	Shares or principal amount	Value
Common Stocks (Cont.)

Utilities & Energy (Cont.)
PG&E Corp. (a)	17,149	$570,719
Pinnacle West Capital Corp.	3,898	173,110
PPL Corp.	8,144	433,912
Progress Energy Inc.	10,504	475,201
Public Service Enterprise Group Inc.	10,080	521,842
Sempra Energy	10,070	369,368
TECO Energy Inc.	8,799	134,977
The AES Corp. (a)	28,033	383,211
The Southern Co.	31,395	1,052,360
TXU Corp.	10,278	663,548
Xcel Energy Inc.	17,018	309,728
XTO Energy Corp.	11,234	397,459

		14,555,756

Total Common Stocks (cost $482,207,251)		481,312,830

Short-term Investments (3.32%)
U.S. Treasury Bills, 1.900%, 02/03/2005 (b)	$16,567,000	16,540,327

Total Short-term Investments (cost $16,539,171)		16,540,327

TOTAL INVESTMENTS (100.08%) (cost $498,746,422)		497,853,157

LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.08%)		(407,351)

NET ASSETS (100.00%)		$497,445,806

(a)	Non-income producing security.
(b)	At December 31, 2004, these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (98.61%)

Automotive & Transportation (4.42%)
AAR Corp. (a)	7,637	$104,016
Aftermarket Technology Corp. (a)	1,820	29,302
Airtran Holdings Inc. (a)	19,252	205,996
Alaska Air Group Inc. (a)	6,533	218,790
Alexander & Baldwin Inc.	9,597	407,105
Amerco Inc. (a)	1,962	90,213
America West Holdings Corp. Class B (a)	9,834	64,708
Arctic Cat Inc.	3,670	97,328
Arkansas Best Corp.	5,074	227,772
ArvinMeritor Inc.	15,728	351,835
Aviall Inc. (a)	6,826	156,793
Bandag Inc.	2,804	139,667
Coachmen Industries Inc.	3,295	57,201
Collins & Aikman Corp. (a)	10,113	44,093
Commercial Vehicle Group Inc. (a)	1,453	31,719
Continental Airlines Inc. (a)	15,464	209,382
Cooper Tire & Rubber Co.	14,859	320,211
Covenant Transport Inc. (a)	1,870	38,933
Delta Air Lines Inc. (a)	24,702	184,771
EGL Inc. (a)	8,313	248,476
ExpressJet Holdings Inc. (a)	8,628	111,129
Fleetwood Enterprises Inc. (a)	12,017	161,749
Florida East Coast Industries Inc.	5,127	231,228
FLYi Inc. (a)	9,680	17,134
Forward Air Corp. (a)	5,052	225,824
Frontier Airlines Inc. (a)	7,888	90,002
GATX Corp.	11,052	326,697
Genesee & Wyoming Inc. (a)	4,645	130,664
Goodyear Tire & Rubber Co. (a)	33,779	495,200
Greenbrier Companies Inc.	1,504	50,910
GulfMark Offshore Inc. (a)	2,660	59,238
Hayes Lemmerz International Inc. (a)	7,997	70,613
Heartland Express Inc.	10,063	226,116
Hub Group Inc. (a)	1,639	85,589
Kansas City Southern (a)	13,904	246,518
Keystone Automotive Industries Inc. (a)	3,388	78,771
Kirby Corp. (a)	5,157	228,868
Knight Transportation Inc.	8,241	204,377
Laidlaw International (a)	23,039	493,035
Landstar Systems Inc. (a)	6,769	498,469
Marine Products Corp.	2,400	62,664
Marten Transport Ltd. (a)	1,187	26,980
Mesa Air Group Inc. (a)	6,593	52,348
Modine Manufacturing Co.	5,661	191,172
Monaco Coach Corp.	6,305	129,694
Noble International Ltd.	1,276	26,018
Northwest Airlines Corp. (a)	16,278	177,918
Offshore Logistics Inc. (a)	4,514	146,570
Old Dominion Freight Line Inc. (a)	3,739	130,117
Overnite Corp.	6,215	231,447
Overseas Shipholding Group Inc.	6,029	332,801
Pacer International Inc. (a)	6,664	141,677
PAM Transportation Services Inc. (a)	745	13,969
Pinnacle Airlines Corp. (a)	3,559	49,612
Quality Distribution Inc. (a)	2,212	18,669
Quixote Corp.	1,870	38,017
Railamerica Inc. (a)	7,981	104,152
Sauer Danfoss Inc.	2,992	65,255
SCS Transportation Inc. (a)	3,237	75,649
Seabulk International Inc. (a)	1,163	14,084
Skywest Inc.	12,883	258,433
Sports Resorts International Inc. (a)	6,259	18,026
Standard Motor Products Inc.	2,047	32,343
Stoneridge Inc. (a)	3,378	51,109
Strattec Security Corp. (a)	700	43,834
Superior Industries International Inc.	5,126	148,910
Swift Transportation Co Inc. (a)	11,557	248,244
Tenneco Automotive Inc. (a)	9,740	167,918
Tower Automotive Inc. (a)	12,922	30,884
US Xpress Enterprises Inc. Class A (a)	1,159	33,959
USF Corp.	6,295	238,895
Visteon Corp.	28,727	280,663
Wabash National Corp. (a)	7,336	197,558
Wabtec Corp.	8,379	178,640
Werner Enterprises Inc.	10,641	240,912
Winnebago Industries Inc.	5,761	225,025

		11,684,608

Consumer Discretionary (18.31%)
1-800 Contacts Inc. (a)	1,401	30,822
1-800-Flowers.com Inc. (a)	4,082	34,330
24/7 Real Media Inc. (a)	14,146	61,252
4 Kids Entertainment Inc. (a)	3,290	69,156
99 Cents Only Stores (a)	11,309	182,753
Aaron Rents Inc.	8,478	211,950
ABM Industries Inc.	8,679	171,150
AC Moore Arts & Crafts Inc. (a)	3,021	87,035
Action Performance Companies Inc.	3,687	40,520
Administaff Inc. (a)	4,958	62,520
Advanced Marketing Services Inc.	3,527	35,482
Advisory Board Co. (a)	4,133	152,425
Advo Inc.	6,733	240,031
Aeropostale Inc. (a)	12,450	366,403
Alderwoods Group Inc. (a)	8,600	97,868
Alliance Gaming Corp. (a)	11,413	157,614
Alloy Inc. (a)	8,117	65,504
Ambassadors Group Inc.	1,659	59,077
America’s Car-Mart Inc. (a)	1,131	42,978
American Greetings Corp.	14,275	361,871
American Woodwork Corp.	2,358	102,997
Ameristar Casinos Inc.	2,487	107,215
AMN Healthcare Services Inc. (a)	3,570	56,799
Angelica Corp.	2,200	59,510
Applica Inc. (a)	4,804	29,064

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
aQuantive Inc. (a)	9,734	$87,022
Arbitron Inc. (a)	7,546	295,652
Argosy Gaming Co. (a)	5,785	270,159
Asbury Automotive Group (a)	3,119	42,980
Atari Inc. (a)	2,600	7,618
Autobytel.com inc. (a)	8,810	53,212
Aztar Corp. (a)	7,665	267,662
Banta Corp.	5,654	253,073
Bassett Furniture Industries Inc.	2,150	42,194
Beasley Broadcast Group Inc. (a)	1,800	31,554
bebe stores Inc.	2,957	79,780
Big 5 Sporting Goods Corp.	4,749	138,386
BJ’s Restaurant Inc. (a)	2,400	33,600
Blair Corp.	2,120	75,599
Blue Nile Inc. (a)	1,199	33,116
Blyth Inc.	6,832	201,954
Bob Evans Farms Inc.	8,411	219,864
Bombay Co. Inc. (a)	8,126	44,937
Bon-Ton Stores Inc.	613	9,655
Bowne & Co. Inc.	8,388	136,389
Boyd Gaming Corp.	10,174	423,747
Bright Horizons Family Solutions Inc. (a)	2,834	183,530
Brightpoint Inc. (a)	4,327	84,550
Brookstone Inc. (a)	4,150	81,132
Brown Shoe Co. Inc.	4,259	127,046
Buckle Inc.	1,875	55,313
Buffalo Wild Wings Inc. (a)	1,422	49,500
Build-A-Bear-Workshop, Inc. (a)	2,010	70,652
Burlington Coat Factory Warehouse Corp.	3,910	88,757
Cache Inc. (a)	1,346	24,255
California Pizza Kitchen Inc. (a)	4,158	95,634
Callaway Golf Co.	14,933	201,595
Carmike Cinemas Inc.	1,856	67,744
Carter’s Inc. (a)	1,470	49,965
Casella Waste Systems Inc. (a)	4,100	60,024
Casual Male Retail Group Inc. (a)	6,376	34,749
Catalina Marketing Corp.	11,890	352,301
Cato Corp.	4,041	116,462
CBRL Group Inc.	11,277	471,942
CDI Corp.	2,940	62,857
CEC Entertainment Inc. (a)	8,436	337,187
Central European Distribution Corp. (a)	2,692	79,522
Central Garden & Pet Co. (a)	3,820	159,447
Central Parking Corp.	5,770	87,415
Century Business Services Inc. (a)	9,704	42,309
Charles River Associates Inc. (a)	2,301	107,618
Charlotte Russe Holding Inc. (a)	2,549	25,745
Charming Shoppes Inc. (a)	25,532	239,235
Charter Communications Inc. (a)	59,769	133,883
Chattem Inc. (a)	3,652	120,881
Chemed Corp.	2,959	198,578
Cherokee Inc.	1,000	35,280
Children’s Place Retail Stores Inc. (a)	3,670	135,900
Christopher & Banks Corp.	8,127	149,943
Churchill Downs Inc.	1,791	80,058
CKE Restaurants Inc. (a)	11,315	164,181
Clark Inc. (a)	4,368	67,791
CMGI Inc. (a)	84,925	216,559
CNET Networks Inc. (a)	28,300	317,809
Coinstar Inc. (a)	5,062	135,813
Coldwater Creek Inc. (a)	5,019	154,937
Conn’s Inc. (a)	685	11,522
Consolidated Graphics Inc. (a)	3,011	138,205
Cornell Co. Inc. (a)	3,189	48,409
Corrections Corporation of America (a)	8,260	334,117
Cosi Inc. (a)	3,810	23,051
Cost Plus Inc. (a)	5,549	178,289
CoStar Group Inc. (a)	4,023	185,782
Courier Corp.	1,200	62,304
Cross Country Healthcare Inc. (a)	5,825	105,316
Crown Media Holdings Inc. (a)	5,600	48,160
CSK Auto Corp. (a)	10,662	178,482
CSS Industries Inc.	1,782	56,596
Cumulus Media Inc. (a)	11,129	167,825
Dave & Buster’s Inc. (a)	2,771	55,974
Deb Shops Inc.	1,160	29,046
Deckers Outdoor Corp. (a)	1,952	91,724
Del Laboratories Inc. (a)	1,281	44,515
Department 56 Inc. (a)	2,978	49,584
Design Within Reach Inc. (a)	278	4,045
DHB Industries Inc. (a)	4,422	84,195
DiamondCluster International Inc. (a)	5,005	71,722
Dick’s Sporting Goods Inc. (a)	6,840	240,426
Digital Theater Systems Inc. (a)	4,082	82,171
Dollar Thrifty Automotive Group Inc. (a)	5,715	172,593
Domino’s Pizza Inc.	4,908	87,362
DoubleClick Inc. (a)	26,834	208,769
Dover Downs Gaming & Entertainment Inc.	2,894	37,911
Dover Motorsports Inc.	5,438	31,160
Dress Barn Inc. (a)	5,368	94,477
Drugstore.com Inc. (a)	7,476	25,418
Earthlink Inc. (a)	30,740	354,125
Educate, Inc. (a)	1,190	15,756
Electronics Boutique Holdings Corp. (a)	3,326	142,818
Elizabeth Arden Inc. (a)	4,858	115,329
Emmis Communications Corp. (a)	11,384	218,459
Empire Resorts Inc. (a)	4,137	46,128
Ennis Inc.	4,396	84,623
Entravision Communications Corp. (a)	10,326	86,222
Escalade Inc.	1,256	16,780
Ethan Allen Interiors Inc.	7,454	298,309
Exponent Inc. (a)	877	24,109
FindWhat.com (a)	5,811	103,029
Finish Line Inc.	8,734	159,832

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
First Advantage Corp. (a)	619	$12,628
Fisher Communications Inc. (a)	1,113	54,403
Forrester Research Inc. (a)	3,838	68,854
Fred’s Inc.	9,240	160,776
FTI Consulting Inc. (a)	10,070	212,175
Furniture Brands International Inc.	11,767	294,763
G&K Services Inc.	4,109	178,413
Gamestop Corp. Class B (a)	10,349	231,921
Gander Mountain Co. (a)	1,326	17,013
Gaylord Entertainment Co. (a)	7,094	294,614
Genesco Inc. (a)	5,282	164,481
Geo Group Inc. (a)	2,594	68,949
Gevity HR Inc.	5,450	112,052
Goody’s Family Clothing Inc.	4,296	39,265
Gray Television Inc.	9,926	153,853
Greenfield Online (a)	984	21,638
Grey Global Group Inc.	163	179,298
Group 1 Automotive Inc. (a)	4,682	147,483
GSI Commerce Inc. (a)	3,921	69,715
Guess ? Inc. (a)	3,461	43,436
Guitar Center Inc. (a)	5,525	291,112
Gymboree Corp. (a)	6,453	82,727
Hancock Fabrics Inc.	3,765	39,043
Handleman Co.	5,895	126,625
Harris Interactive Inc. (a)	9,415	74,379
Hartmarx Corp. (a)	3,225	25,058
Haverty Furniture Companies Inc.	4,011	74,204
Heidrick & Struggles International Inc. (a)	5,026	172,241
Hibbett Sporting Goods Inc. (a)	5,166	137,467
Hollinger International Inc.	13,029	204,295
Hollywood Entertainment Corp. (a)	12,237	160,182
Hooker Furniture Corp.	2,603	59,088
Hot Topic Inc. (a)	10,704	184,002
Hudson Highland Group Inc. (a)	2,495	71,856
IHOP Corp.	4,761	199,438
Infospace Inc. (a)	7,315	347,828
InfoUSA Inc. (a)	6,127	68,561
Insight Communications Company Inc. (a)	11,075	102,665
Insight Enterprises Inc. (a)	10,736	220,303
Insurance Auto Auctions Inc. (a)	2,150	48,203
Inter Parfums Inc.	958	15,232
Interchange Corp. (a)	1,548	28,081
Internap Network Services Corp. (a)	62,317	57,955
iPass Inc. (a)	9,628	71,247
Isle of Capri Casinos Inc. (a)	4,550	116,707
iVillage Inc. (a)	6,234	38,526
J Jill Group Inc. (a)	4,070	60,602
Jack in the Box Inc. (a)	8,485	312,842
Jackson Hewitt Tax Service	8,464	213,716
Jakks Pacific Inc. (a)	5,548	122,666
Jarden Corp. (a)	6,197	269,198
Jo-Ann Stores Inc. (a)	4,276	117,761
John H Harland Co.	6,524	235,516
Joseph A. Bank Clothiers Inc. (a)	2,196	62,147
Journal Communications Inc-A	4,206	76,002
Journal Register Co. (a)	9,571	185,007
K-Swiss Inc.	5,800	168,896
K2 Inc. (a)	8,699	138,140
Kellwood Co.	6,458	222,801
Kelly Services Inc.	3,924	118,426
Kenneth Cole Productions Inc.	1,978	61,041
kforce Inc. (a)	4,715	52,337
Kimball International Inc.	7,187	106,439
Kirkland’s Inc. (a)	2,668	32,790
Korn/Ferry International Inc (a)	8,758	181,728
Krispy Kreme Doughnuts Inc. (a)	12,179	153,455
La Quinta Corp (a)	41,689	378,953
La-Z-Boy Inc.	12,145	186,669
Labor Ready Inc. (a)	9,175	155,241
Lakes Entertainment Inc (a)	2,118	34,502
Landry’s Restaurants Inc.	5,284	153,553
Leapfrog Enterprises Inc. (a)	7,131	96,982
Learning Tree International (a)	3,423	45,868
LECG Corp. (a)	2,005	37,393
Libbey Inc.	3,267	72,560
Liberty Corp.	3,867	169,993
Life Time Fitness Inc. (a)	3,025	78,287
Lifeline Systems Inc. (a)	1,800	46,368
Lifetime Hoan Corp.	1,321	21,004
LIN TV Corp. (a)	6,690	127,779
Linens ‘N Things Inc. (a)	10,204	253,059
Lithia Motors Inc.	3,598	96,498
LKQ Corp. (a)	3,117	62,558
Lodgenet Entertainment Corp. (a)	2,732	48,329
Lone Star Steakhouse Saloon Inc.	3,582	100,296
LookSmart Ltd. (a)	14,600	31,974
Magna Entertainment (a)	9,510	57,250
Mannatech Inc.	3,189	60,719
Manning (Greg) Auctions Inc. (a)	1,581	19,573
Marchex Inc. (a)	1,123	23,583
Marcus Corp.	4,820	121,175
MarineMax Inc. (a)	2,705	80,501
MarketWatch Inc. (a)	2,850	51,300
Martha Stewart Living Omnimedia Inc. (a)	2,739	79,486
Matthews International Corp.	7,289	268,235
Maximus Inc. (a)	4,412	137,301
Mediacom Communications Corp. Class A (a)	13,610	85,062
Medical Staffing Network Holdings Inc. (a)	3,123	25,577
Men’s Wearhouse Inc. (a)	7,011	224,072
Midas Inc. (a)	3,843	76,860
Midway Games Inc. (a)	10,219	107,300

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Monro Muffler Brake Inc. (a)	1,800	$45,540
Movado Group Inc.	4,600	85,790
Movie Gallery Inc.	5,712	108,928
MPS Group Inc. (a)	23,326	285,977
MTR Gaming Group Inc. (a)	4,420	46,675
Multimedia Games Inc. (a)	4,908	77,350
National Presto Industries Inc.	1,399	63,655
Nautilus Group Inc.	6,852	165,613
Navarre Corp. (a)	4,722	83,107
Navigant Consulting Inc. (a)	10,787	286,934
Navigant International Inc. (a)	2,941	35,792
Neoforma Inc. (a)	2,924	22,486
Netratings Inc. (a)	2,858	54,788
Nevada Gold & Casinos Inc (a)	1,793	21,875
New York & Co., Inc. (a)	1,865	30,810
Nexstar Broadcasting Group Inc (a)	1,602	14,770
NIC Inc. (a)	5,503	27,955
Nu Skin Enterprises Inc.	11,660	295,931
O’Charley’s Inc. (a)	5,111	99,920
Oakley Inc.	6,009	76,615
Oshkosh B’Gosh Inc.	2,118	45,325
Overstock.com Inc. (a)	2,584	178,296
Oxford Industries Inc.	3,191	131,788
Panera Bread Co. (a)	6,439	259,620
Pantry Inc. (a)	2,963	89,157
Papa Johns International Inc. (a)	3,165	109,003
Party City Corp. (a)	2,331	30,140
Paxson Communications Corp. (a)	7,201	9,937
Payless Shoesource Inc. (a)	15,099	185,718
PC Connection Inc. (a)	1,982	18,869
PC Mall Inc. (a)	1,695	37,934
PDI Inc. (a)	2,103	46,855
Pegasus Solutions Inc. (a)	6,694	84,344
Penn National Gaming Inc. (a)	7,381	446,920
Pep Boys-Manny Moe & Jack	12,812	218,701
Perry Ellis International Inc. (a)	1,187	24,155
PetMed Express Inc. (a)	2,077	15,806
PF Chang’s China Bistro Inc. (a)	6,057	341,312
Phillips-Van Heusen Corp.	6,004	162,108
Pinnacle Entertainment Inc. (a)	8,237	162,928
PLATO Learning Inc. (a)	2,655	19,780
Playboy Enterprises Inc. (a)	4,373	53,744
Playtex Products Inc. (a)	5,848	46,726
Pre-Paid Legal Services Inc.	3,287	123,427
Priceline.Com Inc. (a)	5,630	132,812
Primedia Inc. (a)	29,655	112,689
Princeton Review Inc. (a)	3,400	20,910
Proquest Co. (a)	6,110	181,467
Pulitzer Inc.	2,116	137,223
Quiksilver Inc. (a)	12,609	375,622
Rare Hospitality International Inc. (a)	7,542	240,288
RC2 Corp. (a)	3,719	121,239
Reader’s Digest Association Inc.	21,972	305,631
Red Robin Gourmet Burgers Inc. (a)	2,847	152,229
Regent Comunications Inc. (a)	5,440	28,832
Renaissance Learning Inc.	2,538	47,105
Rent-Way Inc. (a)	5,418	43,398
Resources Connection Inc. (a)	5,428	294,795
Restoration Hardware Inc. (a)	5,593	32,104
Retail Ventures Inc. (a)	2,490	17,679
Revlon Inc. (a)	29,760	68,448
RH Donnelley Corp. (a)	5,213	307,828
Rollins Inc.	4,653	122,467
Rush Enterprises Inc. (a)	236	4,085
Russ Berrie & Co. Inc.	2,193	50,088
Russell Corp.	6,605	128,665
Ryan’s Restaurant Group Inc. (a)	9,287	143,206
Saga Communications Inc. (a)	3,450	58,133
Salem Communications Corp. (a)	2,500	62,375
Schawk Inc.	273	4,963
Scholastic Corp. (a)	6,699	247,595
School Speciality Inc. (a)	5,013	193,301
Scientific Games Corp. Class A (a)	17,601	419,608
SCP Pool Corp.	12,036	383,948
Select Comfort Corp. (a)	8,431	151,252
Sharper Image Corp. (a)	2,414	45,504
Shoe Carnival Inc. (a)	2,178	28,314
ShopKo Stores Inc. (a)	6,779	126,632
Shuffle Master Inc. (a)	5,148	242,471
Sinclair Broadcast Group Inc.	8,907	82,033
Sitel Corp. (a)	7,813	19,220
Six Flags Inc. (a)	21,290	114,327
Skechers USA Inc. (a)	4,990	64,670
Sohu.com Inc. (a)	5,148	91,171
Sonic Automotive Inc.	6,532	161,994
Sonic Corp. (a)	13,678	417,179
Sotheby’s Holdings Inc. (a)	11,449	207,914
Source Interlink Co. Inc. (a)	3,825	50,796
Sourcecorp (a)	3,273	62,547
Spanish Broadcasting System Inc. (a)	7,500	79,200
Speedway Motorsports Inc.	3,556	139,324
Spherion Corp. (a)	13,991	117,524
Sports Authority Inc. (a)	5,024	129,368
Stage Stores Inc. (a)	4,305	178,744
Stamps.com Inc. (a)	4,450	70,488
Stanley Furniture Inc.	1,180	53,041
Startek Inc.	2,775	78,949
Steak N Shake (a)	5,417	108,773
Stein Mart Inc. (a)	5,275	89,991
Steinway Musical Instruments Inc. (a)	1,659	48,011
Steven Madden Ltd. (a)	2,300	43,378
Stewart Enterprises Inc. (a)	23,831	166,579
Strayer Education Inc.	3,313	363,734
Stride Rite Corp.	8,174	91,304
Sturm Ruger & Co. Inc.	4,336	39,154
Systemax Inc. (a)	654	4,800

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Take-Two Interactive Software Inc. (a)	10,080	$350,683
TBC Corp. (a)	4,208	116,982
TeleTech Holdings Inc. (a)	8,630	83,625
Tempur Pedic International (a)	4,407	93,428
Texas Roadhouse, Inc. Class A (a)	872	25,768
Thomas Nelson Inc.	2,496	56,410
Thor Industries Inc.	8,139	301,550
THQ Inc. (a)	8,447	193,774
TiVo Inc. (a)	9,653	56,663
Too Inc. (a)	7,999	195,656
Topps Co. Inc.	7,818	76,226
Toro Co.	5,098	414,722
Tractor Supply Co. (a)	7,198	267,838
Trans World Entertainment Corp. (a)	5,179	64,582
Travelzoo Inc. (a)	667	63,652
Triarc Companies Inc. Class B	7,712	94,549
Tuesday Morning Corp. (a)	5,835	178,726
Tupperware Corp.	11,578	239,896
Unifirst Corp.	2,559	72,369
United Auto Group Inc.	4,483	132,652
United Natural Foods Inc. (a)	9,014	280,335
United Online Inc. (a)	14,979	172,708
United Stationers Inc. (a)	7,669	354,308
Universal Electronics Inc. (a)	2,900	51,040
Universal Technical Institute, Inc. (a)	3,221	122,785
USANA Health Sciences Inc. (a)	2,130	72,846
Vail Resorts Inc. (a)	4,880	109,410
Valassis Communications Inc. (a)	12,060	422,221
Value Line Inc.	444	17,422
ValueClick Inc. (a)	17,548	233,915
ValueVision Media Inc. Class A (a)	4,832	67,213
Ventiv Health Inc. (a)	3,909	79,431
Vertrue Inc. (a)	2,069	78,146
Volt Information Sciences Inc. (a)	2,248	66,069
Warnaco Group Inc. (a)	10,188	220,061
Waste Connections Inc. (a)	10,430	357,228
Water Pik Technology (a)	1,858	32,942
Watson Wyatt & Co. Holdings	7,930	213,713
WD-40 Co.	3,710	105,401
WebSideStory, Inc. (a)	1,232	15,314
Wesco International Inc. (a)	4,361	129,260
West Marine Inc. (a)	2,913	72,097
Wireless Facilities Inc. (a)	11,848	111,845
WMS Industries Inc. (a)	4,899	164,312
Wolverine World Wide Inc.	9,077	285,199
World Fuel Services Corp.	2,999	149,350
World Wrestling Entertainment	3,627	43,996
Yankee Candle Co. (a)	11,215	372,114
Young Broadcasting Inc. Class A (a)	5,121	54,078
Zale Corp. (a)	11,952	357,006

		48,339,111

Consumer Staples (1.60%)
American Italian Pasta Co.	3,779	87,862
Arden Group Inc. Class A	29	2,914
Boston Beer Co. Inc. (a)	1,700	36,159
Cal-Maine Foods Inc.	2,826	34,166
Casey’s General Stores Inc.	11,095	201,374
Chiquita Brands International Inc.	10,043	221,549
Coca-Cola Bottling Co Consolidated	367	20,941
Corn Products International Inc.	8,200	439,192
Dimon Inc.	9,957	66,911
Farmer Brothers Co.	2,000	48,480
Flowers Foods Inc.	7,885	249,008
Great Atlantic & Pacific Tea Co. Inc. (a)	4,500	46,125
Hain Celestial Group Inc. (a)	5,771	119,287
Hansen Natural Corp. (a)	1,961	71,400
Ingles Markets Inc.	2,553	31,632
J&J Snack Foods Corp.	1,290	63,249
John B. Sanfilippo & Son Inc. (a)	1,214	31,297
Lance Inc.	5,111	97,262
Longs Drug Stores Corp.	6,977	192,356
M & F Worldwide Corp. (a)	2,173	29,596
Maui Land & Pineapple Co. (a)	381	14,954
Nash Finch Co.	2,946	111,241
Omega Protein Corp. (a)	272	2,339
Pathmark Stores Inc. (a)	7,160	41,600
Peet’s Coffee & Tea Inc. (a)	2,997	79,331
Performance Food Group Co. (a)	10,899	293,292
Provide Commerce Inc. (a)	1,067	39,639
Ralcorp Holdings Inc.	6,671	279,715
Ruddick Corp.	7,500	162,675
Sanderson Farms Inc.	2,253	97,510
Seaboard Corp.	53	52,894
Sensient Technology Corp.	10,384	249,112
Smart & Final Inc. (a)	3,327	47,875
Standard Commercial Corp.	2,699	52,523
Universal Corp.	5,580	266,947
Vector Group Ltd.	6,267	104,220
Weis Markets Inc.	2,964	114,321
Wild Oats Markets Inc. (a)	6,559	57,785
Winn-Dixie Stores Inc.	14,605	66,453

		4,225,186

Durable Products (8.48%)
Actuant Corp. (a)	5,290	275,873
ADE Corp. (a)	2,194	41,072
Advanced Energy Industries Inc. (a)	4,884	44,591
American Superconductor Corp. (a)	5,481	81,612
AO Smith Corp.	4,025	120,508
Applied Films Corp. (a)	3,389	73,067
Applied Industrial Technologies Inc.	6,786	185,936
Applied Signal Technology Inc.	2,311	81,463
Arris Group Inc. (a)	18,945	133,373
Artesyn Technologies Inc. (a)	7,908	89,360
Astec Industries Inc. (a)	2,993	51,509

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Durable Products (Cont.)
ASV Inc. (a)	1,667	$79,849
Asyst Technologies Corp. (a)	11,241	57,217
ATMI Inc. (a)	7,328	165,100
Audiovox Corp. (a)	4,114	64,919
August Technology Corp. (a)	3,418	35,992
Axcelis Technologies Inc. (a)	22,063	179,372
Baldor Electric Co.	7,592	209,008
BE Aerospace Inc. (a)	11,601	135,036
Beazer Homes USA Inc.	3,021	441,700
Belden CDT Inc.	10,389	241,025
Blount International Inc. (a)	787	13,710
Brady Corp.	4,145	259,353
Brooks Automation Inc. (a)	10,399	179,071
Bucyrus International Inc. Cl A	2,661	108,143
C&D Technologies Inc.	5,406	92,118
C-COR Inc. (a)	9,041	84,081
Cascade Corp.	2,454	98,037
Champion Enterprises Inc. (a)	15,801	186,768
Cognex Corp.	9,268	258,577
Cohu Inc.	5,526	102,563
CompX International Inc.	800	13,224
Credence Systems Corp. (a)	21,359	195,435
CTS Corp.	8,673	115,264
Cuno Inc. (a)	3,759	223,285
Curtiss-Wright Corp.	4,658	267,416
Cymer Inc. (a)	8,461	249,938
Darling International Inc. (a)	13,321	58,080
DDi Corp. (a)	4,851	15,426
Dionex Corp. (a)	4,337	245,778
Dominion Homes Inc. (a)	721	18,186
Ducommun Inc. (a)	2,743	57,192
Dupont Photomasks Inc. (a)	3,961	104,610
Duratek Inc. (a)	1,824	45,436
Electro Scientific Industries Inc. (a)	7,222	142,707
Engineered Support Systems Inc.	4,943	292,724
EnPro Industries Inc. (a)	5,241	154,976
Entegris Inc. (a)	12,124	120,634
ESCO Technologies Inc. (a)	3,124	239,455
Esterline Technologies Corp. (a)	5,233	170,857
Faro Technologies Inc. (a)	2,507	78,168
Federal Signal Corp.	10,679	188,591
FEI Co. (a)	6,591	138,411
Flanders Corp. (a)	1,978	18,989
Flowserve Corp. (a)	12,285	338,329
Franklin Electric Co. Inc.	3,704	156,531
FSI International Inc. (a)	6,145	28,697
Gardner Denver Inc. (a)	4,506	163,523
Gencorp International Inc.	10,386	192,868
General Binding Corp. (a)	1,300	17,082
General Cable Corp. (a)	8,740	121,049
Genlyte Group Inc. (a)	2,527	216,513
Global Imaging Systems Inc. (a)	5,211	205,834
Global Power Equipment Group (a)	6,543	64,383
Gormann-Rupp Co.	1,987	45,701
Headwaters Inc. (a)	7,786	221,901
Heico Corp.	4,283	96,753
Helix Technology Corp.	6,712	116,722
IDEX Corp.	11,503	465,871
Imagistics International Inc. (a)	3,951	132,991
INTAC International (a)	3,700	48,100
InterDigital Communications Corp. (a)	12,642	279,388
Interface Inc. (a)	9,451	94,226
Intevac Inc. (a)	3,546	26,808
Ionics Inc. (a)	4,779	207,122
Itron Inc. (a)	5,749	137,459
JLG Industries Inc.	10,103	198,322
Joy Global Inc.	11,284	490,064
Kadant Inc. (a)	3,068	62,894
Kaman Corp.	4,732	59,860
Keithley Instruments Inc.	3,536	69,659
Kennametal Inc.	8,060	401,146
Kulicke & Soffa Industries Inc. (a)	11,745	101,242
Levitt Corp-Class A	3,711	113,445
Lincoln Electric Holdings Inc.	7,460	257,668
Lindsay Manufacturing Co.	3,428	88,717
Littelfuse Inc. (a)	4,897	167,281
LTX Corp. (a)	13,895	106,853
Magnetek Inc. (a)	3,826	26,399
Manitowoc Inc.	5,929	223,227
MasTec Inc. (a)	5,069	51,248
Mattson Technology Inc. (a)	8,475	95,428
Measurement Specialties Inc. (a)	2,636	67,113
Meritage Homes Corp. (a)	2,386	268,902
Metrologic Instruments Inc. (a)	2,210	46,962
MI Homes Inc.	2,723	150,064
Middlleby Corp.	940	47,677
Milacron Inc. (a)	7,305	24,764
Mine Safety Appliances Co.	4,833	245,033
MKS Instruments Inc. (a)	7,565	140,331
Mobile Mini Inc. (a)	3,310	109,362
Moog Inc. (a)	5,908	267,928
MTC Technologies Inc. (a)	1,923	64,555
Mykrolis Corp. (a)	9,529	135,026
Nacco Industries Inc.	1,195	125,953
Nordson Corp.	5,888	235,932
Orbital Sciences Corp. (a)	10,869	128,580
Orleans Homebuilders Inc. (a)	448	8,893
Palm Harbor Homes Inc. (a)	3,896	65,764
Paxar Corp. (a)	7,515	166,608
Photon Dynamics Inc. (a)	3,800	92,264
Photronics Inc. (a)	7,506	123,849
Powell Industries Inc. (a)	1,390	25,701
Power-One Inc. (a)	14,905	132,953
Powerwave Technologies Inc. (a)	22,672	192,259
Presstek Inc. (a)	6,899	66,782
Rae Systems Inc. (a)	6,816	49,757

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Durable Products (Cont.)
Rayovac Corp. (a)	7,860	$240,202
Regal-Beloit Corp.	5,470	156,442
Robbins & Myers Inc.	3,398	80,974
Rofin-Sinar Technologies Inc. (a)	3,409	144,712
Rudolph Technologies Inc. (a)	3,333	57,228
SBA Communications Corp. (a)	11,575	107,416
Semitool Inc. (a)	3,500	32,480
Sequa Corp. (a)	1,297	79,312
Skyline Corp.	1,829	74,623
Sonic Solutions (a)	4,360	97,838
Spatialight Inc. (a)	7,638	68,360
Spectralink Corp.	4,600	65,228
Standex International Corp.	2,910	82,906
Stewart & Stevenson Services Inc.	6,860	138,778
Symmetricom Inc. (a)	9,478	92,031
Taser International Inc. (a)	10,850	342,751
Technical Olympic USA, Inc.	2,006	50,912
Technitrol Inc. (a)	9,765	177,723
Tecumseh Products Co.	3,622	173,132
Teledyne Technologies Inc. (a)	7,209	212,161
Tennant Co.	2,146	85,089
Terayon Communication Systems (a)	15,005	40,664
Terex Corp. (a)	11,096	528,724
Thomas & Betts Corp. (a)	13,295	408,821
Thomas Industries Inc.	3,508	140,039
TRC Companies Inc. (a)	2,701	45,917
Trinity Industries Inc.	8,347	284,466
Triumph Group Inc. (a)	3,837	151,561
Ultratech Inc. (a)	4,871	91,818
United Industrial Corp.	2,690	104,211
Unova Inc. (a)	11,615	293,743
Varian Semiconductor Equipment Associates Inc. (a)	8,376	308,656
Veeco Instruments Inc. (a)	6,137	129,307
Vicor Corp.	4,537	59,480
Viisage Technology Inc. (a)	5,565	50,141
Walter Industries Inc.	6,468	218,166
Watts Water Technologies Inc.	5,521	177,997
WCI Communities (a)	7,802	229,379
William Lyon Homes Inc. (a)	990	69,538
Woodhead Industries Inc.	2,200	35,266
Woodward Governor Co.	2,012	144,079
X-Rite Inc.	4,133	66,169
Zygo Corp. (a)	4,067	47,950

		22,385,491

Financial Services (22.77%)
1st Source Corp.	3,794	96,785
21st Century Insurance Group	4,401	59,854
Aames Investment Corp.	4,662	49,464
ABC Bancorp	2,300	48,300
Acadia Realty Trust	4,653	75,844
Accredited Home Lenders Holding Co. (a)	3,761	186,846
Ace Cash Express Inc. (a)	2,011	59,646
Advanta Corp.	4,700	114,069
Advent Software Inc. (a)	7,310	149,709
Affiliated Managers Group Inc. (a)	5,614	380,292
Affordable Residential Community	5,405	77,562
Alabama National Bancorporation	2,829	182,471
Alexander’s Inc. (a)	600	129,000
Alexandria Real Estate Equities Inc.	4,607	342,853
Alfa Corp.	11,064	168,007
Amcore Financial Inc.	5,869	188,864
American Campus Communities	3,799	85,440
American Equity Investment Life Holdings	3,671	39,537
American Financial Realty Trust	24,336	393,756
American Home Mortgage Investment Corp.	8,327	285,200
American Physicians Capital Inc. (a)	3,050	109,861
AmericanWest Bancorp (a)	962	19,481
AmerUs Group Co.	8,673	392,887
Amli Residential Properties Trust	6,690	214,080
Anchor Bancorp of Wisconsin Inc.	4,474	130,417
Anthracite Capital Inc.	10,555	130,460
Anworth Mortgage Asset Corp.	8,846	94,741
Apollo Investment Corp.	13,805	208,456
Arbor Realty Trust Inc.	1,680	41,227
Archipelago Holdings Inc. (a)	2,388	50,100
Ares Capital Corp.	2,605	50,615
Argonaut Group Inc. (a)	5,233	110,573
Arrow Financial Corp.	2,387	73,997
Ashford Hospitality Trust Inc	3,059	33,251
Asset Acceptance Capital Corp (a)	1,014	21,598
Asta Funding Inc.	1,549	41,575
Avatar Holdings Inc. (a)	1,175	56,518
Baldwin & Lyons Inc.	2,266	60,706
BancFirst Corp.	827	65,316
BancorpSouth Inc.	17,137	417,629
BancTrust Financial Group Inc.	4,103	100,975
Bank Mutual Corp.	17,486	212,805
Bank of Granite Corp.	2,926	61,153
Bank of the Ozarks Inc.	1,998	67,992
BankAtlantic Bancorp Inc.	10,217	203,318
BankUnited Financial Corp. (a)	6,881	219,848
Banner Corp.	2,260	70,489
Bedford Property Investors Inc.	3,946	112,106
Berkshire Hills Bancorp Inc.	2,118	78,684
Beverly Hills Bancorp Inc.	1,767	17,847
BFC Financial Corporation (a)	288	3,643
Bimini Mortgage Management, Inc.	3,564	57,238
BioMed Realty Trust Inc.	8,266	183,588
BISYS Group Inc. (a)	27,063	445,186
BKF Capital Group Inc.	1,915	72,579

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Boston Private Financial Holdings Inc.	6,124	$172,513
Brandywine Realty Trust	9,251	271,887
Bristol West Holdings Inc.	3,812	76,240
Brookline Bancorp Inc.	13,097	213,743
Bryn Mawr Bank Corp.	1,800	39,582
Calamos Asset Management Inc. Class A (a)	4,063	109,701
Camden National Corp.	2,196	86,544
Capital Automotive REIT	7,668	272,406
Capital City Bank Group Inc.	2,112	88,282
Capital Corp. of the West	588	27,637
Capital Crossing Bank (a)	461	14,148
Capital Lease Funding Inc.	5,318	66,475
Capital Southwest Corp.	53	4,162
Capital Trust Inc	1,979	60,775
Capitol Bancorp Ltd.	2,504	88,191
Capstead Mortgage Corp.	2,832	29,849
CarrAmerica Realty Corp.	12,337	407,121
Cascade Bancorp	6,293	127,244
Cash America International Inc.	6,725	199,934
Cathay General Bancorp	9,900	371,250
CB Richard Ellis Group Inc. A (a)	5,538	185,800
CCC Information Services Group Inc. (a)	3,215	71,405
Cedar Shopping Centers Inc.	5,899	84,356
Center Financial Corp.	1,242	24,865
Central Coast Bancorp (a)	1,936	44,702
Central Pacific Financial Corp.	6,844	247,547
Century BanCorp Inc.	350	10,325
Ceres Group Inc. (a)	3,935	20,305
Charter Financial Corp.	800	35,096
CharterMac	9,978	243,862
Chemical Financial Corp.	5,312	227,991
Chittenden Corp.	10,713	307,784
Circle Group Holdings Inc. (a)	4,155	9,224
Citizens Banking Corp.	9,619	330,413
Citizens First Bancorp Inc.	2,588	62,578
Citizens Inc. (a)	6,012	38,296
City Bank	3,222	116,475
City Holding Corp.	3,800	137,712
Clifton Savings Bancorp Inc.	389	4,726
CNA Surety Corp. (a)	2,515	33,575
Coastal Financial Corp.	5,388	103,234
CoBiz Inc.	3,520	71,456
Cohen & Steers Inc.	2,000	32,500
Colonial Properties Trust	4,357	171,099
Columbia Bancorp	1,692	57,849
Columbia Banking Systems Inc.	3,077	76,894
Commerce Group Inc.	5,594	341,458
Commercial Capital Bancorp	8,237	190,934
Commercial Federal Corp.	9,443	280,552
Commercial Net Lease Realty Inc.	11,463	236,138
Community Bank System Inc.	6,669	188,399
Community Banks Inc.	2,637	74,258
Community Trust Bancorp Inc.	3,207	103,779
CompuCredit Corp. (a)	4,225	115,512
Consolidated-Tomoka Land Co.	1,557	66,951
Corillian Corp. (a)	6,124	30,130
Cornerstone Realty Income Trust Inc.	9,718	96,986
Corporate Office Properties Trust Inc	8,409	246,804
Correctional Properties Trust	3,238	93,513
Corus Bankshares Inc.	4,450	213,645
Cousins Properties Inc.	7,972	241,312
Crawford & Co.	6,408	48,060
Credit Acceptance Corp. (a)	1,187	30,209
CRT Properties Inc.	7,341	175,156
CVB Financial Corp.	7,870	209,027
CyberSource Corp. (a)	6,286	44,945
Danielson Holdings Corp. (a)	8,946	75,594
Delphi Financial Group Inc.	5,607	258,763
Dime Community Bancshares	7,452	133,465
Direct General Corp.	4,121	132,284
Donegal Group Inc.	430	9,860
Downey Financial Corp.	4,201	239,457
East West Bancorp Inc.	11,299	474,106
EastGroup Properties Inc.	5,494	210,530
Education Lending Group Inc. (a)	3,132	48,577
eFunds Corp. (a)	10,850	260,509
Electro Rent Corp.	2,786	39,645
EMC Insurance Group Inc.	268	5,800
Encore Capital Group Inc. (a)	2,863	68,082
Entertainment Properties Trust	5,913	263,424
Equity Inns Inc.	8,830	103,664
Equity Lifestyle Properties Inc.	4,674	167,096
Equity One Inc.	7,612	180,633
Essex Property Trust Inc.	5,079	425,620
Euro Bancshares Inc. (a)	1,829	38,409
Euronet Worldwide Inc. (a)	5,231	136,111
Extra Space Storage Inc.	3,936	52,467
Factset Research Systems Inc.	4,712	275,369
Farmers Capital Bank Corp.	2,390	98,468
FBL Financial Group Inc.	2,632	75,144
Federal Agricultural Mortgage Corp. Class C	2,450	57,085
FelCor Lodging Trust Inc. (a)	12,771	187,095
Fidelity Bankshares Inc.	3,930	168,047
Financial Federal Corp. (a)	4,068	159,466
Financial Institutions Inc.	2,202	51,197
First Acceptance Corp. (a)	1,825	16,352
First BanCorp (Puerto Rico)	7,825	496,966
First Bancorp Inc (North Carolina)	2,385	64,800
First Busey Corp.	2,920	60,940
First Cash Financial Services Inc. (a)	2,484	66,348
First Charter Corp.	6,755	176,778
First Citizens Bancshares Inc.	1,216	180,272
First Commonwealth Financial Corp.	15,434	237,529
First Community Bancorp Inc (CA)	2,815	120,201

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
First Community Bancshares Inc	2,481	$89,514
First Financial Bancorp	7,536	131,880
First Financial Bankshares Inc.	3,288	147,335
First Financial Corp. Indiana	2,948	103,268
First Financial Holdings Inc.	3,007	98,449
First Indiana Corp.	2,716	61,137
First Industrial Realty Trust Inc.	9,638	392,556
First Merchants Corp.	3,199	90,532
First Midwest Bancorp Inc.	10,614	385,182
First National Bankshares of FL Inc. (c)	13,312	318,157
First Niagara Financial Group Inc	18,679	260,572
First Oak Brook Bancshares Inc	1,500	48,615
First Of Long Island Corp.	1,396	70,428
First Place Financial Corp. Ohio	2,670	59,781
First Republic Bank	3,349	177,497
First State Bancorporation Inc	1,499	55,103
Firstfed Financial Corp. (a)	4,254	220,655
Flagstar Bancorp Inc.	6,962	157,341
Flushing Financial Corp.	3,870	77,632
FNB Corp. (PA)	10,861	221,130
FNB Corp. (VA)	1,400	39,704
FPIC Insurance Group Inc. (a)	1,664	58,872
Franklin Bank Corp. (a)	2,875	52,469
Frontier Financial Corp.	3,837	148,147
Gabelli Asset Management Inc.	2,125	103,105
Gables Residential Trust	6,645	237,825
GB&T Bancshares Inc.	1,552	37,434
German American Bancorp.	1,745	28,095
Getty Realty Corp.	4,299	123,510
Glacier Bancorp Inc.	5,730	195,049
Gladstone Capital Corp.	2,249	53,301
Glenborough Realty Trust Inc.	5,827	123,999
Glimcher Realty Trust	8,490	235,258
Global Signal Inc.	2,631	72,458
GMH Communities Trust	3,912	55,159
Gold Banc Corp. Inc.	9,200	134,504
Government Properties Trust	7,081	69,819
Gramercy Capital Corp.	1,855	38,213
Great American Financial Resources Inc	3,591	62,376
Great Southern Bancorp Inc.	2,520	88,200
Greater Bay Bancorp	11,715	326,614
Greenhill & Co. Inc.	899	25,801
Hancock Holding Co.	6,036	201,965
Hanmi Financial Corp.	3,975	142,862
Harbor Florida Bancshares Inc.	4,626	160,106
Harleysville Group Inc.	6,678	159,404
Harleysville National Corp.	5,882	156,461
Harris & Harris Group Inc. (a)	3,215	52,662
Healthcare Realty Trust Inc.	10,474	426,292
Heartland Financial USA Inc.	1,575	31,673
Heritage Property Investment Trust Inc.	6,644	213,206
Highland Hospitality Corp.	6,278	70,565
Highwoods Properties Inc.	12,767	353,646
Hilb Rogal & Hobbs Co.	7,260	263,102
Home Properties Inc.	7,508	322,844
HomeBanc Corp	5,239	50,714
Homestore Inc. (a)	27,287	82,680
Horace Mann Educators Corp.	9,608	183,321
Hudson River Bancorp Inc.	6,660	131,801
Iberiabank Corp.	1,477	98,014
IMPAC Mortgage Holdings Inc.	16,054	363,944
Independence Holding Co.	279	5,148
Independent Bank Corp. (Mass.)	4,858	144,914
Independent Bank Corp. (Mich.)	2,881	97,234
Infinity Property and Casualty Corp.	4,998	175,930
Innkeepers USA Trust	6,456	91,675
Integra Bank Corp.	3,758	86,847
Interactive Data Corp. (a)	8,262	179,616
Interchange Financial Services Corp.	2,515	65,189
Intersections Inc. (a)	1,312	22,632
Investment Technology Group Inc. (a)	11,442	228,840
Investors Real Estate Trust	5,800	60,842
iPayment Inc. (a)	2,602	128,851
Irwin Financial Corp.	4,688	133,092
ITLA Capital Corp. (a)	900	52,911
Jones Lang LaSalle Inc. (a)	7,478	279,752
Kansas City Life Insurance Co.	1,307	61,821
Kilroy Realty Corp.	6,900	294,975
Kite Realty Group Trust	5,430	82,970
KNBT Bancorp Inc.	5,843	98,747
Knight Trading Group Inc. (a)	25,750	281,963
Kramont Realty Trust	5,822	136,235
LaBranche & Co. Inc. (a)	11,613	104,052
Lakeland Bancorp Inc.	2,756	48,368
Lakeland Financial Corp.	1,200	47,640
LandAmerica Financial Group Inc.	4,351	234,649
LaSalle Hotel Properties	6,823	217,176
Lexington Corporate Properties Trust	10,684	241,245
LNR Property Corp.	3,884	244,342
LTC Properties Inc.	3,646	72,592
Luminent Mortgage Capital, Inc.	7,770	92,463
Macatawa Bank Corp.	1,684	54,376
MAF Bancorp Inc.	6,369	285,459
Maguire Properties Inc.	8,470	232,586
Main Street Banks Inc.	2,715	94,835
MainSource Financial Group Inc.	2,256	53,873
MarketAxess Holdings, Inc. (a)	821	13,965
Marlin Business Services Inc. (a)	508	9,652
MB Financial Inc.	4,291	180,866
MBT Financial Corp.	902	20,990
MCG Capital Corp.	6,826	116,929
McGrath Rentcorp	2,113	92,148
Mercantile Bank Corp.	1,525	60,238
Meristar Hospitality Corp. Inc. (a)	17,051	142,376
Metris Companies Inc. (a)	6,720	85,680
MFA Mortgage Investments Inc.	11,938	105,293

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Mid-America Apartment Communities Inc.	4,802	$197,938
Mid-State Bancshares	5,523	158,234
Midland Co.	1,858	58,100
Midwest Banc Holdings Inc.	2,559	55,965
Mission West Properties	3,871	41,187
MortgageIT Holdings Inc.	3,009	54,012
Nara Bancorp Inc.	4,152	88,313
NASB Financial Inc.	1,413	56,463
National Financial Partners Corp.	8,086	313,737
National Health Investors Inc.	6,437	187,832
National Penn Bancshares Inc.	6,596	182,709
National Western Life Insurance Co. (a)	400	66,644
Nationwide Health Properties Inc.	14,754	350,407
Navigators Group Inc. (a)	1,372	41,311
NBC Capital Corp.	2,127	56,514
NBT Bancorp Inc.	7,609	195,703
NCO Group Inc. (a)	6,290	162,597
Nelnet Inc. (a)	1,966	52,944
Netbanc Inc.	11,231	116,915
New Century Financial Corp.	8,765	560,171
Newcastle Investment Corp.	8,124	258,181
NGP Capital Resources Co. (a)	3,754	57,699
Northwest Bancorp Inc.	2,921	73,288
Novastar Financial Inc.	5,812	287,694
Nymagic Inc.	695	17,584
Oak Hill Financial Inc.	496	19,240
OceanFirst Financial Corp.	3,690	90,959
Ocwen Financial Corp. (a)	8,551	81,748
Ohio Casualty Corp. (a)	13,612	315,935
Old National Bancorp	14,926	385,986
Old Second Bancorp Inc.	3,260	103,929
Omega Financial Corp.	1,800	61,704
Omega Healthcare Investors Inc.	9,283	109,539
Oriental Financial Group Inc.	4,655	131,783
Pacific Capital Bancorp	10,084	342,755
Park National Corp.	3,173	429,941
Parkway Properties Inc.	3,012	152,859
Partners Trust Financial Group	12,685	147,780
Peapack Gladstone Financial Corp.	1,694	53,446
Penn-America Group Inc.	1,789	27,014
Pennfed Financial Services Inc.	2,872	46,182
Pennrock Financial Services Corp.	2,088	81,244
Pennsylvania Real Estate Investment Trust	7,421	317,619
People’s Bancorp Inc.	2,565	70,358
People’s Holdings Co.	2,492	82,485
PFF Bancorp Inc.	3,542	164,101
Philadelphia Consolidated Holding Corp. (a)	4,119	272,431
Phoenix Co. Inc.	20,996	262,450
PICO Holdings Inc. (a)	2,922	60,690
Piper Jaffray Co. (a)	4,695	225,125
Placer Sierra Bancshares	551	15,670
PMA Capital Corp. (a)	5,628	58,250
Portfolio Recovery Associates Inc. (a)	3,193	131,615
Post Properties Inc.	9,660	337,134
Prentiss Properties Trust	10,032	383,222
Presidential Life Corp.	4,502	76,354
PRG-Schultz International Inc. (a)	8,417	42,338
PrivateBancorp Inc.	3,769	121,475
ProAssurance Corp. (a)	6,019	235,403
Prosperity Banchares Inc.	4,104	119,878
Provident Bancorp Inc.	7,592	100,138
Provident Bankshares Corp.	7,217	262,482
Provident Financial Holdings Inc.	502	14,483
Provident Financial Services Inc.	17,338	335,837
PS Business Parks Inc.	3,930	177,243
QC Holdings, Inc. (a)	878	16,822
R&G Financial Corp.	6,523	253,614
RAIT Investment Trust	5,992	167,596
Ramco Gershenson Properties Trust	4,337	139,868
Reading International Inc. (a)	2,179	18,216
Realty Income Corp.	8,792	444,699
Redwood Trust Inc.	3,830	237,805
Republic Bancorp Inc. (Kentucky)	1,260	32,382
Republic Capital Trust I	15,626	238,765
Resource America Inc.	3,235	105,138
Rewards Network Inc. (a)	6,623	46,361
Riggs National Corp.	4,425	94,076
RLI Corp.	5,328	221,485
S&T Bancorp Inc.	5,946	224,105
Safty Insurance Group Inc.	1,653	51,491
Sanders Morris Harris Group Inc.	1,064	18,950
Sandy Spring Bancorp Inc.	2,977	114,108
Santander Bancorp	1,863	56,188
Saul Centers Inc.	3,080	117,810
Saxon Capital Inc.	10,984	263,506
SCBT Financial Corp.	1,848	62,037
Seacoast Banking Corp. of Florida	2,970	66,083
Security Bank Corp. (Georgia)	378	15,120
Selective Insurance Group Inc.	6,408	283,490
Senior Housing Properties Trust	11,903	225,443
Signature Bank (a)	660	21,358
Silicon Valley Bancshares (a)	8,450	378,729
Simmons First National Corp.	2,940	85,113
Smithtown Bancorp Inc.	1,609	51,086
Southern Community Financial	618	6,396
Southside Bancshares Inc.	951	21,730
Southwest Bancorp Inc.	3,288	80,490
Southwest Bancorporation of Texas Inc.	15,467	360,226
Sovran Self Storage Inc.	4,158	175,218
State Auto Financial Corp.	2,612	67,520
State Bancorp Inc.	2,475	68,063
State Financial Services Corp.	750	22,575

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Sterling Bancorp	4,999	$141,222
Sterling Bancshares Inc.	8,772	125,176
Sterling Financial Corp. PA	4,437	127,209
Sterling Financial Corp. WA (a)	5,524	216,872
Stewart Information Services Corp.	4,263	177,554
Stifel Financial Corp. (a)	1,569	32,871
Strategic Hotel Capital Inc.	5,396	89,034
Suffolk Bancorp	2,500	87,075
Summit Properties Inc.	6,647	216,426
Sun Bancorp Inc. (New Jersey) (a)	1,443	36,046
Sun Communities Inc.	4,293	172,793
Sunstone Hotel Investors, Inc.	4,765	99,017
Susquehanna Bancshares Inc.	10,223	255,064
SWS Group Inc.	4,306	94,388
SY Bancorp Inc.	3,142	75,722
Tanger Factory Outlet Centers Inc.	6,964	184,267
Tarragon Corp (a)	856	15,280
Taubman Centers Inc.	11,032	330,408
Taylor Capital Group Inc.	604	20,234
Texas Capital Bancshares Inc. (a)	4,531	97,960
Texas Regional Bancshares Inc.	9,112	297,780
TierOne Corp.	5,473	136,004
TNS Inc. (a)	1,096	23,948
Tompkins Trustco Inc.	1,939	103,717
Tower Group, Inc.	1,336	16,032
Town & Country Trust	4,308	119,030
TradeStation Group Inc. (a)	4,016	28,192
Trammell Crow Co. (a)	7,276	131,768
Triad Guaranty Inc. (a)	2,066	124,952
Trico Bancshares	2,400	56,160
Trustco Bank Corp.	16,513	227,714
Trustmark Corp.	10,440	324,371
U-Store-It Trust (a)	3,709	64,351
UICI	8,546	289,709
UMB Financial Corp.	3,492	197,857
Umpqua Holdings Corp.	10,160	256,134
Union Bankshares Corp.	1,700	65,331
United Bankshares Inc.	8,277	315,768
United Community Banks Inc.	6,409	172,594
United Community Financial Corp.	6,815	76,328
United Fire & Casualty Co.	3,027	102,040
United Rentals Inc. (a)	10,741	203,005
Universal American Financial Corp. (a)	6,500	100,555
Universal Health Realty Income Trust	3,690	118,560
Univest Corp. of Pennsylvania	683	31,432
Unizan Financial Corp.	5,012	132,066
Urstadt Biddle Properties Inc.	4,525	77,151
US Restaurant Properties Inc.	7,303	131,892
USB Holding Co. Inc.	3,440	85,656
USI Holdings Corp. (a)	6,999	80,978
Vesta Insurance Group Inc.	7,293	26,838
Virginia Commerce Bancorp Inc. (a)	910	25,771
Virginia Financial Group Inc.	1,600	58,656
Washington Real Estate Investment Trust	10,227	346,388
Washington Trust Bancorp Inc.	2,810	82,361
Waypoint Financial Corp.	6,822	193,404
Wesbanco Inc.	4,478	143,162
West Bancorporation Inc.	2,486	43,778
West Coast Bancorp (Oregon)	3,410	86,648
Westamerica Bancorporation	7,397	431,319
Western Sierra Bancorp (a)	525	20,136
Westfield Financial Inc.	1,364	35,218
Wilshire Bancorp Inc. (a)	3,218	53,226
Winston Hotels Inc.	3,550	41,926
Wintrust Financial Corp.	5,053	287,819
World Acceptance Corp. (a)	3,552	97,716
WSFS Financial Corp.	1,900	114,608
Yardville National Bancorp	2,149	73,625
Zenith National Insurance Corp.	2,574	128,288

		60,141,236

Health Care (12.03%)
Abaxis Inc. (a)	3,801	55,077
Abgenix Inc. (a)	18,133	187,495
Abiomed Inc. (a)	2,848	43,973
Able Laboratories Inc. (a)	4,250	96,688
Accelrys Inc. (a)	5,748	44,834
Adolor Corp. (a)	9,490	94,141
Advanced Medical Optics Inc. (a)	8,030	330,354
Advanced Neuromodulation System Inc. (a)	4,898	193,275
Advancis Pharmaceutical Corp (a)	1,216	4,645
Aksys Ltd. (a)	6,192	34,428
Albany Molecular Research Inc. (a)	6,083	67,765
Alexion Pharmaceuticals Inc. (a)	6,843	172,444
Align Technology Inc. (a)	11,801	126,861
Alkermes Inc. (a)	20,302	286,055
Alliance Imaging Inc. (a)	5,240	58,950
Allscripts Healthcare Solution Inc (a)	5,930	63,273
Alpharma Inc.	9,202	155,974
Amedisys Inc. (a)	2,765	89,558
America Service Group Inc. (a)	2,488	66,604
American Healthways Inc. (a)	6,424	212,249
American Medical Systems Holdings Inc. (a)	5,966	249,438
AMERIGROUP Corp. (a)	5,610	424,453
Amsurg Corp. (a)	6,561	193,812
Analogic Corp.	2,547	114,080
Animas Corp. (a)	935	14,614
Antigenics Inc. (a)	5,142	52,037
Applera Corp. - Celera Genomics Group (a)	17,283	237,641
Apria Healthcare Group Inc. (a)	11,073	364,855
Ariad Pharmaceuticals Inc. (a)	11,990	89,086

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Array Biopharma Inc. (a)	5,054	$48,114
Arrow International Inc.	4,653	144,196
Arthrocare Corp. (a)	5,070	162,544
Aspect Medical Systems Inc. (a)	2,770	67,754
AtheroGenics Inc. (a)	8,856	208,647
Avant Immunotherapeutics Inc. (a)	12,905	25,939
Axonyx Inc. (a)	15,376	95,331
Barrier Therapeutics Inc. (a)	1,322	21,945
Bentley Pharmaceuticals Inc. (a)	3,806	40,915
Beverly Enterprises Inc. (a)	23,802	217,788
Bio-Rad Laboratories Inc. (a)	3,860	221,448
Bio-Reference Labs Inc. (a)	1,669	29,041
BioCryst Pharmaceuticals Inc. (a)	2,864	16,554
Bioenvision Inc. (a)	4,356	39,030
Biolase Technology Inc.	5,022	54,589
BioMarin Pharmaceutical Inc. (a)	14,582	93,179
Biosite Inc. (a)	2,942	181,051
Bone Care International Inc. (a)	3,699	103,017
Bradley Pharmaceuticals Inc. (a)	2,950	57,230
Bruker BioSciences Corp. (a)	7,785	31,374
Cambrex Corp.	5,891	159,646
CancerVax Corp. (a)	2,218	24,065
Candela Corp. (a)	3,984	45,258
Caraco Pharmaceutical Laboratories Inc. (a)	1,966	18,775
Cardiac Science Inc. (a)	11,800	25,252
Cardiodynamics International Corp. (a)	6,800	35,156
Cell Genesys Inc. (a)	9,941	80,522
Cell Therapeutics Inc. (a)	13,818	112,479
Centene Corp. (a)	9,592	271,933
Cepheid Inc. (a)	9,141	90,862
Cerner Corp. (a)	6,515	346,403
Ciphergen Biosystems Inc. (a)	4,770	20,511
Closure Medical Corp. (a)	1,836	35,802
Computer Programs & Systems Inc.	1,713	39,656
Conceptus Inc. (a)	5,907	47,935
Conmed Corp. (a)	6,888	195,757
Connetics Corp. (a)	7,481	181,714
Corgentech Inc. (a)	1,426	11,807
Corixa Corp. (a)	10,941	39,825
Corvel Corp. (a)	1,400	37,492
CTI Molecular Imaging Inc. (a)	7,466	105,943
Cubist Pharmaceuticals Inc. (a)	11,282	133,466
CuraGen Corp. (a)	9,629	68,944
Curis Inc. (a)	7,635	39,855
CV Therapeutics Inc. (a)	7,799	179,377
Cyberonics Inc. (a)	4,916	101,860
Cypress Bioscience Inc. (a)	6,588	92,627
Cytogen Corp. (a)	3,750	43,200
Cytokinetics Inc. (a)	1,181	12,105
Datascope Inc.	2,422	96,129
deCODE genetics Inc. (a)	10,597	82,763
Dendreon Corp. (a)	12,545	135,235
Depomed Inc. (a)	4,408	23,803
Diagnostic Products Corp.	5,024	276,571
Digene Corp. (a)	3,962	103,606
Discovery Laboratories Inc. (a)	13,434	106,532
Diversa Corp. (a)	5,480	47,895
DJ Orthopedics Inc. (a)	4,628	99,132
Dov Pharmaceutical Inc. (a)	3,445	62,182
Durect Corp. (a)	5,070	16,630
DUSA Pharmaceuticals Inc. (a)	3,680	52,624
Dyax Corp. (a)	5,825	42,057
Dynavax Technologies Corp. (a)	672	5,376
E-Z-EM Inc.	1,128	16,469
Eclipsys Corp. (a)	9,820	200,623
Encore Medical Corp. (a)	4,397	29,856
Encysive Pharmaceuticals Inc. (a)	12,479	123,916
Endocardial Solutions Inc. (a)	4,938	57,775
Enzo Biochem Inc. (a)	5,759	112,128
Enzon Pharmaceuticals Inc. (a)	10,170	139,532
EPIX Pharmaceutical Inc (a)	5,383	96,410
eResearch Technology Inc. (a)	9,867	156,392
Exactech Inc. (a)	999	18,272
Exelixis Inc. (a)	13,117	124,612
First Health Group Corp. (a)	20,651	386,380
First Horizon Pharmaceutical Corp. (a)	6,014	137,660
Foxhollow Technologies, Inc. (a)	868	21,344
Genaera Corp. (a)	25,384	86,813
Genelabs Technologies Inc. (a)	9,156	10,987
Genencor International Inc. (a)	1,650	27,060
Genesis HealthCare Corp. (a)	4,457	156,129
Genta Inc. (a)	11,378	20,025
Gentiva Health Services Inc. (a)	5,079	84,921
Geron Corp. (a)	9,661	76,998
GTx Inc. (a)	1,413	19,061
Guilford Pharmaceuticals Inc. (a)	8,585	42,496
Haemonetics Corp. (a)	4,321	156,463
Hanger Orthopedic Group Inc. (a)	5,913	47,895
Healthcare Services Group Inc.	3,150	65,646
HealthExtras Inc. (a)	3,848	62,722
Hollis-Eden Pharmaceuticals (a)	3,448	32,480
Hologic Inc. (a)	4,827	132,598
Hooper Holmes Inc.	11,274	66,742
Human Genome Sciences Inc. (a)	28,795	346,116
I-Flow Corp. (a)	4,094	74,634
ICU Medical Inc. (a)	2,265	61,925
Idenix Pharmaceuticals Inc. (a)	670	11,491
IDX Systems Corp. (a)	4,776	164,581
Illumina Inc. (a)	5,683	53,875
Immucor Inc. (a)	10,090	237,216
Immunicon Corp. (a)	586	4,090
Immunogen Inc. (a)	9,200	81,328
Immunomedics Inc. (a)	9,940	30,218
Impax Laboratories Inc. (a)	11,125	176,665
Incyte Corp. (a)	16,720	167,033

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Indevus Pharmaceuticals Inc. (a)	8,810	$52,508
Inkine Pharmaceutical Co. Inc. (a)	18,051	98,017
Inspire Pharmaceuticals Inc. (a)	9,626	161,428
Integra Lifesciences Holdings Corp. (a)	4,654	171,872
Intermune Inc. (a)	7,551	100,126
IntraLase Corp. (a)	1,426	33,482
Intuitive Surgical Inc. (a)	7,723	309,074
Invacare Corp.	5,759	266,411
Inverness Medical Innovation (a)	3,356	84,236
ISIS Pharmaceuticals Inc. (a)	10,744	63,390
Isolagen Inc. (a)	5,380	42,341
ISTA Pharmaceuticals Inc. (a)	1,697	17,174
IVAX Diagnostics Inc. (a)	139	605
Kensey Nash Corp. (a)	2,164	74,723
Keryx Biopharmaceuticals (a)	5,021	58,093
Kindred Healthcare Inc. (a)	6,556	196,352
Kos Pharmaceuticals Inc. (a)	3,550	133,622
Kosan Biosciences Inc. (a)	4,262	29,536
KV Pharmaceutical Co. (a)	8,226	181,383
Kyphon Inc. (a)	5,125	132,020
LabOne Inc. (a)	4,177	133,831
Landauer Inc.	2,304	105,293
Lannett Co. Inc. (a)	1,504	14,814
Laserscope (a)	4,214	151,325
LCA Vision Inc.	3,414	79,853
Lexicon Genetics Inc. (a)	13,789	106,934
Lifecell Corp. (a)	6,131	62,659
LifePoint Hospitals Inc. (a)	8,910	310,246
Ligand Pharmaceuticals Inc. (a)	16,395	190,838
Luminex Corp. (a)	5,282	46,904
Magellan Health Services Inc. (a)	6,305	215,379
MannKind Corp. (a)	2,808	44,226
Matria Healthcare Inc. (a)	2,516	98,300
Maxim Pharmaceuticals Inc. (a)	5,626	16,991
Maxygen Inc. (a)	6,920	88,507
Medarex Inc. (a)	18,063	194,719
Medcath Corp. (a)	1,553	38,266
Medical Action Industries Inc. (a)	1,572	30,968
Medicines Co. (a)	10,965	315,792
Mentor Corp.	10,329	348,500
Merit Medical Systems Inc. (a)	5,181	79,166
Microtek Medical Holdings Inc. (a)	6,405	26,004
Microvision Inc. (a)	3,655	25,585
Molecular Devices Corp. (a)	3,214	64,601
Molina Healthcare Inc. (a)	2,139	99,207
Myogen Inc. (a)	4,455	35,952
Myriad Genetics Inc. (a)	7,203	162,140
Nabi Biopharmaceuticals (a)	13,137	192,457
Nanogen Inc. (a)	9,813	72,224
National Healthcare Corp.	1,800	63,540
Nature’s Sunshine Products Inc.	2,600	52,936
NDCHealth Corp.	8,627	160,376
NeighborCare Inc. (a)	8,370	257,126
Neopharm Inc. (a)	4,087	51,128
Neose Technologies Inc. (a)	4,021	27,021
Neurogen Corp. (a)	3,620	33,883
Nitromed Inc. (a)	2,440	65,026
Northfield Laboratories Inc. (a)	4,202	94,755
Noven Pharmaceuticals Inc. (a)	5,363	91,493
NPS Pharmaceuticals Inc. (a)	9,432	172,417
Nutraceutical International Corp. (a)	1,279	19,709
NuVasive Inc. (a)	370	3,793
Nuvelo Inc. (a)	7,248	71,393
OCA Inc. (a)	11,287	71,672
Ocular Sciences Inc. (a)	4,483	219,712
Odyssey Healthcare Inc. (a)	8,465	115,801
Omnicell Inc. (a)	4,990	54,890
Onyx Pharmaceuticals Inc. (a)	8,012	259,509
Option Care Inc.	2,737	47,049
OraSure Technologies (a)	8,248	55,427
Orthologic Corp. (a)	7,688	48,050
Orthovita Inc. (a)	7,905	33,122
Oscient Pharmaceuticals Corp. (a)	13,754	50,202
Owens & Minor Inc.	8,918	251,220
Pain Therapeutics Inc. (a)	5,717	41,220
Palatin Technologies Inc. (a)	11,600	30,856
Palomar Medical Technologies (a)	2,733	71,249
Par Pharmaceutical Cos Inc. (a)	7,748	320,612
Parexel International Corp. (a)	6,168	125,210
Pediatrix Medical Group Inc. (a)	5,263	337,095
Penwest Pharmaceutical Co (a)	4,153	49,670
Per-Se Technologies Inc. (a)	6,517	103,164
Peregrine Pharmaceuticals Inc. (a)	44,016	51,499
Perrigo Co.	14,257	246,218
Pharmacyclics Inc. (a)	4,154	43,492
Pharmion Corp. (a)	3,417	144,232
Pharmos Corp. (a)	32,053	45,515
PolyMedica Corp.	5,943	221,614
Possis Medical Inc. (a)	4,100	55,268
Pozen Inc. (a)	5,400	39,258
PRA International (a)	650	16,107
Praecis Pharmaceuticals Inc. (a)	9,870	18,753
Priority Healthcare Corp. (a)	8,043	175,096
Progenics Pharmaceuticals Inc. (a)	3,034	52,063
Province Healthcare Co. (a)	11,294	252,421
ProxyMed Inc. (a)	1,426	14,003
PSS World Medical Inc. (a)	15,040	188,226
Psychiatric Solutions Inc. (a)	2,720	99,443
Quality Systems Inc. (a)	837	50,053
Quidel Corp. (a)	5,903	29,987
Regeneration Technologies Inc. (a)	4,959	51,970
Regeneron Pharmaceutical Inc. (a)	8,647	79,639
RehabCare Group Inc. (a)	3,760	105,242
Renovis Inc. (a)	1,311	18,852
Res-Care Inc. (a)	3,430	52,205
Rigal Pharmaceuticals Inc. (a)	2,544	62,125

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Salix Pharmaceuticals Ltd. (a)	8,292	$145,856
Santarus Inc. (a)	1,734	15,710
Sciclone Pharmaceuticals Inc. (a)	9,092	33,640
Seattle Genetics (a)	8,128	53,076
Select Medical Corp.	21,115	371,624
Serologicals Corp. (a)	7,051	155,968
SFBC International Inc. (a)	2,856	112,812
Sierra Health Services Inc. (a)	5,219	287,619
Sola International Inc. (a)	7,740	213,160
Sonic Innovations Inc. (a)	2,063	8,603
SonoSite Inc. (a)	3,456	117,331
Specialty Laboratories Inc (a)	2,100	23,184
Star Scientific Inc. (a)	3,567	18,138
Steris Corp. (a)	15,496	367,565
Sunrise Senior Living Inc. (a)	3,754	174,035
Supergen Inc. (a)	9,992	70,444
SurModics Inc. (a)	3,380	109,884
Sybron Dental Specialties Inc. (a)	8,555	302,676
Symbion Inc. (a)	2,097	46,302
Tanox Inc. (a)	5,970	90,744
Techne Corp. (a)	9,253	359,942
Telik Inc. (a)	10,040	192,166
Tercica Inc. (a)	150	1,502
Thermogenesis Corp. (a)	14,463	91,695
Third Wave Technologies (a)	4,899	42,131
Thoratec Corp. (a)	11,086	115,516
Transkaryotic Therapies Inc. (a)	7,534	191,288
Trimeris Inc. (a)	4,008	56,793
TriPath Imaging Inc. (a)	5,666	50,824
United Therapeutics Corp. (a)	4,350	196,403
Urologix Inc. (a)	3,115	20,154
UTD Surgical Partners Inc. (a)	6,789	283,101
Valeant Pharmaceuticals International	19,382	510,716
Ventana Medical Systems Inc. (a)	3,181	203,552
Vertex Pharmaceuticals Inc. (a)	17,486	184,827
Viasys Healthcare Inc. (a)	7,276	138,244
Vicuron Pharmaceuticals Inc. (a)	11,842	206,169
Vion Pharmaceuticals Inc. (a)	19,409	91,028
VistaCare Inc. (a)	2,846	47,329
VISX Inc. (a)	10,812	279,706
Vital Signs Inc.	1,233	47,988
WellCare Health Plans Inc. (a)	2,177	70,753
West Pharmaceutical Services Inc.	6,744	168,802
Wilson Greatbatch Technologies (a)	5,130	115,015
Wright Medical Group, Inc. (a)	6,082	173,337
Young Innovations Inc.	881	29,716
Zila Inc. (a)	5,725	24,503
Zoll Medical Corp. (a)	2,443	84,039
Zymogenetics Inc. (a)	4,215	96,945

		31,766,920

Materials & Processes (9.27%)
A Schulman Inc.	8,039	172,115
Aaon Inc. (a)	2,100	33,747
Aceto Corp.	3,522	67,059
Acuity Brands Inc.	9,451	300,542
Airgas Inc.	13,557	359,396
AK Steel Holding Corp. (a)	24,574	355,586
Albany International Corp. Class A	6,260	220,102
Albemarle Corp.	7,069	273,641
Aleris International Inc. (a)	5,144	87,036
Alico Inc. (a)	700	40,964
Allegheny Technologies Inc.	22,176	480,554
AMCOL International Corp.	4,639	93,197
American Vanguard Corp.	1,197	44,026
Ameron International Corp.	2,062	78,150
Anchor Glass Container Corp.	1,518	10,201
Apogee Enterprises Inc.	5,880	78,851
AptarGroup Inc.	8,392	442,930
Arch Chemicals Inc.	5,202	149,714
Armor Holdings Inc. (a)	6,336	297,919
Barnes Group Inc.	3,114	82,552
Beacon Roofing Supply, Inc. (a)	2,140	42,500
Bluegreen Corp. (a)	3,317	65,776
Brookfield Homes Corp.	3,609	122,345
Brush Engineered Materials Inc. (a)	4,419	81,751
Buckeye Technologies Inc. (a)	6,119	79,608
Building Materials Holding Corp.	2,670	102,234
Cabot Microelectronics Corp. (a)	5,806	232,530
Calgon Carbon Corp.	6,895	62,607
Caraustar Industries Inc. (a)	6,103	102,652
Carpenter Technology Corp.	5,577	326,031
Century Aluminum Co. (a)	4,279	112,367
Ceradyne Inc. (a)	3,505	200,521
Chesapeake Corp.	4,435	120,455
Circor International Inc	3,371	78,072
CLARCOR Inc.	5,745	314,654
Cleveland-Cliffs Inc.	2,385	247,706
Coeur D’Alene Mines Corp. (a)	50,450	198,268
Comfort Systems USA Inc. (a)	6,792	52,163
Commercial Metals Co.	6,794	343,505
Compass Minerals International Inc.	3,685	89,288
Crompton Corp.	25,621	302,328
Crown Holdings Inc. (a)	37,788	519,207
Cytec Industries Inc.	8,512	437,687
Delta & Pine Land Co.	8,923	243,419
Deltic Timber Corp.	2,684	113,936
Drew Industries Inc. (a)	1,715	62,032
Dycom Industries Inc. (a)	11,217	342,343
Eagle Materials Inc.	4,177	360,684
ElkCorp	5,014	171,579
EMCOR Group Inc. (a)	3,782	170,871

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Materials & Processes (Cont.)
Encore Wire Corp. (a)	4,350	$57,985
Energy Conversion Devices Inc. (a)	4,654	89,915
Exide Technologies (a)	4,793	66,048
Ferro Corp.	9,300	215,667
FMC Corp. (a)	8,087	390,602
Georgia Gulf Corp.	6,321	314,786
Gibraltar Industries Inc.	5,149	121,619
Glatfelter	6,608	100,970
Gold Kist, Inc. (a)	1,421	19,354
Graftech International Ltd. (a)	21,582	204,166
Granite Construction Inc.	8,092	215,247
Graphic Packaging Corp. (a)	13,034	93,845
Great Lakes Chemical Corp.	11,774	335,441
Greif Inc.	3,371	188,776
Griffon Corp. (a)	6,174	166,698
HB Fuller Co.	6,783	193,383
Hecla Mining Co. (a)	26,746	155,929
Hercules Inc. (a)	24,406	362,429
Hexcel Corp. (a)	5,500	79,750
Infrasource Services Inc. (a)	2,251	29,263
Insituform Technology Inc. (a)	6,255	141,801
Integrated Electrical Services Inc. (a)	7,041	34,078
Jacuzzi Brands Inc. (a)	16,491	143,472
Kaydon Corp.	6,432	212,385
Kronos Worldwide, Inc.	1,483	60,432
Lancaster Colony Corp.	5,999	257,177
Lawson Products Inc.	834	42,059
Layne Christensen Co. (a)	1,731	31,418
Lennox International Inc.	10,522	214,123
Longview Fibre Co.	11,732	212,818
LSI Industries Inc.	3,668	41,999
MacDermid Inc.	6,583	237,646
Maverick Tube Corp. (a)	9,565	289,819
Medis Technologies Ltd. (a)	3,211	58,922
Metal Management Inc.	3,703	99,500
Metals USA Inc. (a)	4,809	89,207
MGP Ingredients Inc.	1,838	15,880
Minerals Technologies Inc.	4,558	304,019
Mosaic Co. (a)	26,040	424,973
Mueller Industries Inc.	8,527	274,569
Myers Industries Inc.	5,005	64,064
NCI Building Systems Inc. (a)	5,044	189,150
NewMarket Corp. (a)	3,704	73,710
NL Industries Inc. (a)	2,829	62,521
NN Inc.	2,400	31,704
NS Group Inc. (a)	4,648	129,214
Nuco2 Inc. (a)	1,398	31,022
Octel Corp.	2,646	55,063
Olin Corp.	15,420	339,548
OM Group Inc. (a)	6,541	212,059
Omnova Solutions (a)	8,426	47,354
Oregon Steel Mills Inc. (a)	7,532	152,824
Penn Engineering & Manufacturing Corp.	2,500	45,250
Perini Corp. (a)	3,682	61,453
PolyOne Corp. (a)	20,012	181,309
Pope & Talbot Inc.	4,000	68,440
Potlatch Corp.	6,743	341,061
Quaker Chemical Corp.	2,150	53,406
Quanex Corp.	3,857	264,474
Quanta Services Inc. (a)	16,451	131,608
Raven Industries Inc.	2,710	57,750
Reliance Steel & Aluminum Co.	6,405	249,539
Rock-Tenn Co.	6,122	92,810
Royal Gold Inc.	4,432	80,840
RTI International Metals Inc. (a)	4,536	93,169
Ryerson Tull Inc.	5,256	82,782
Schnitzer Steel Industries Inc.	4,191	142,201
Schweitzer Mauduit International Inc.	3,892	132,133
Shaw Group Inc. (a)	13,781	245,991
Silgan Holdings Inc.	2,420	147,523
Simpson Manufacturing Co. Inc.	8,320	290,368
Spartech Corp.	5,828	157,880
Standard Register Co	4,163	58,782
Steel Dynamics Inc.	8,559	324,215
Steel Technologies Inc.	2,058	56,616
Stepan Co.	1,373	33,446
Stillwater Mining Co. (a)	10,526	118,523
Sunterra Corp. (a)	4,107	57,662
Symyx Technologies Inc. (a)	6,713	201,927
Tejon Ranch Corp. (a)	1,924	78,499
Terra Industries Inc. (a)	8,314	73,828
Texas Industries Inc.	4,868	303,666
Titanium Metals Corp. (a)	1,604	38,721
Tredegar Corp.	7,219	145,896
Trex Co. Inc. (a)	2,368	124,178
UAP Holdings Corp. (a)	4,263	73,622
Ultralife Batteries Inc. (a)	3,226	62,746
Universal Forest Products Inc.	3,617	156,978
URS Corp. (a)	7,219	231,730
US Concrete Inc. (a)	960	7,363
USEC Inc.	17,252	167,172
USG Corp. (a)	7,753	312,213
Valence Technology Inc. (a)	22,953	71,384
Valhi Inc.	4,685	75,382
Valmont Industries Inc.	3,664	92,003
Washington Group International Inc. (a)	5,906	243,622
Watsco Inc.	4,884	172,014
Wausau-Mosinee Paper Corp.	9,963	177,939
Wellman Inc.	7,045	75,311
Westlake Chemical Corp.	2,620	87,508
Wheeling-Pittsburgh Corp. (a)	1,751	67,484
WR Grace & Co. (a)	14,063	191,397

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Materials & Processes (Cont.)
York International Corp.	9,485	$327,612

		24,473,230

Oil & Gas (5.00%)
Atwood Oceanics Inc. (a)	2,750	143,275
Berry Petroleum Co.	4,204	200,531
Brigham Exporation Co. (a)	3,265	29,385
Cabot Oil & Gas Corp.	7,560	334,530
Cal Dive International Inc. (a)	8,647	352,365
Callon Petroleum Co. (a)	3,210	46,417
Calpine Corp. (a)	92,339	363,816
Capstone Turbine Corp. (a)	1,951	3,570
Carbo Ceramics Inc.	2,893	199,617
Cheniere Energy Inc. (a)	5,847	372,454
Cimarex Energy Co. (a)	9,346	354,213
Clayton Williams Energy Inc. (a)	1,062	24,320
Comstock Resources Inc. (a)	7,803	172,056
Delta Petroleum Corp. (a)	3,532	55,382
Denbury Resources Inc. (a)	12,717	349,082
Dril-Quip Inc. (a)	2,188	53,081
Edge Petroleum Corp. (a)	3,004	43,798
Encore Acquisition Co (a)	5,873	205,026
Energy Partners Ltd. (a)	5,633	114,181
Forest Oil Corp. (a)	11,523	365,510
Frontier Oil Corp.	6,641	177,049
FuelCell Energy Inc. (a)	9,957	98,574
FX Energy Inc. (a)	8,362	97,668
Giant Industries Inc. (a)	2,308	61,185
Global Industries Ltd. (a)	15,939	132,134
Grey Wolf Inc. (a)	40,399	212,903
Gulf Island Fabrication Inc.	1,700	37,111
Hanover Compressor Co. (a)	17,550	247,981
Harvest Natural Resources Inc. (a)	8,515	147,054
Helmerich & Payne Inc.	11,661	396,940
Holly Corp.	5,980	166,663
Hornbeck Offshore Services (a)	1,432	27,638
Houston Exploration Co. (a)	3,090	173,998
Hydril (a)	3,939	179,264
Input/Output Inc. (a)	14,134	124,945
KCS Energy Inc. (a)	10,815	159,846
Key Energy Services Inc. (a)	28,976	341,917
Lone Star Technologies Inc. (a)	6,644	222,308
Lufkin Industries Inc.	1,410	56,270
Magnum Hunter Resources Inc. (a)	19,306	249,047
Matrix Service Co. (a)	3,480	28,049
McMoRan Exploration Co. (a)	4,522	84,561
Meridian Resource Corp. (a)	12,483	75,522
Mission Resources Corp. (a)	7,524	43,940
Newpark Resources Inc. (a)	17,316	89,177
Oceaneering International Inc. (a)	5,695	212,537
Oil States International Inc. (a)	6,254	120,640
Parker Drilling Co. (a)	17,193	67,568
Penn Virginia Corp.	4,266	173,072
Petroleum Development Corp. (a)	3,588	138,389
Plains Exploration & Production Co. (a)	17,284	449,384
Plug Power Inc. (a)	10,099	61,705
Quicksilver Resources Inc. (a)	6,731	247,566
Range Resources Corp.	15,456	316,230
Remington Oil and Gas Corp. (a)	4,978	135,650
RPC Inc.	3,405	85,534
SEACOR Holdings Inc. (a)	4,422	236,135
Southwestern Energy Co. (a)	8,171	414,188
Spinnaker Exploration Co. (a)	5,727	200,846
St. Mary Land & Exploration Co.	6,612	275,985
Stone Energy Corp. (a)	5,244	236,452
Superior Energy Services Inc. (a)	11,694	180,205
Swift Energy Co. (a)	6,468	187,184
Syntroleum Corp. (a)	5,403	43,386
Tesoro Petroleum Corp. (a)	14,760	470,254
Tetra Tech Inc. (a)	12,782	213,971
Todco (a)	3,236	59,607
TransMontaigne Inc. (a)	4,199	25,740
Unit Corp. (a)	8,559	327,039
Universal Compression Holdings Inc. (a)	4,600	160,586
Veritas DGC Inc. (a)	7,527	168,680
Vintage Petroleum Inc.	11,722	265,972
W-H Energy Services Inc. (a)	5,322	119,000
Whiting Petroleum Corp. (a)	6,087	184,132

		13,191,990

Technology (12.68%)
@ Road Inc. (a)	7,159	49,469
Actel Corp. (a)	6,191	108,590
ActivCard Corp. (a)	7,870	70,043
Actuate Corp. (a)	8,616	21,971
Adaptec Inc. (a)	24,212	183,769
Advanced Digital Information Corp. (a)	14,724	147,534
Aeroflex Inc. (a)	14,642	177,461
Agile Software Corp. (a)	11,074	90,475
Agilysys Inc.	6,388	109,490
Airspan Networks Inc. (a)	5,122	27,812
Alliance Semiconductor Corp. (a)	6,877	25,445
Altiris Inc. (a)	4,945	175,201
AMIS Holdings Inc. (a)	6,800	112,336
Anaren Inc. (a)	5,020	65,059
Anixter International Inc.	6,478	233,143
Ansoft Corp. (a)	1,103	22,281
AnswerThink Inc. (a)	8,911	41,525
Ansys Inc. (a)	7,038	225,638
Anteon International Corp. (a)	6,344	265,560
Ariba Inc. (a)	14,064	233,462
Ascential Software Corp. (a)	13,537	220,788
AsiaInfo Holdings Inc. (a)	7,157	42,656
Aspect Communications Corp (a)	9,247	103,012

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
Aspen Technology Inc. (a)	9,344	$58,026
Atheros Communications (a)	1,839	18,850
Authentidate Holding Corp. (a)	6,468	40,037
Avanex Corp. (a)	15,623	51,712
BEI Technologies Inc.	2,685	82,913
Bel Fuse Inc.	2,350	79,407
Benchmark Electronics Inc. (a)	9,257	315,664
BioVeris Corp. (a)	4,535	33,151
Black Box Corp.	3,945	189,439
Blackbaud, Inc. (a)	504	7,379
Blackboard Inc. (a)	1,240	18,364
Blue Coat Systems Inc. (a)	2,191	40,775
Borland Software Corp. (a)	16,902	197,415
Broadwing Corp. (a)	10,256	93,432
Brocade Communications Systems Inc (a)	57,572	439,850
CACI International Inc. (a)	6,649	452,996
California Micro Devices CP (a)	4,584	32,501
Captaris Inc. (a)	5,264	27,162
Carreker Corp (a)	3,737	32,138
Carrier Access Corp. (a)	4,375	46,725
Catapult Communications Corp. (a)	1,374	33,196
Checkpoint Systems Inc. (a)	8,406	151,728
Cherokee International Corp. (a)	1,352	12,993
Chordiant Software Inc. (a)	12,357	28,174
Ciber Inc. (a)	11,916	114,870
Cirrus Logic Inc. (a)	18,121	99,847
Coherent Inc. (a)	6,974	212,289
Commscope Inc. (a)	12,208	230,731
Comtech Telecommunications Corp. (a)	3,361	126,407
Concord Communications Inc. (a)	3,905	43,267
Concur Technologies Inc. (a)	5,656	50,395
Covansys Corp. (a)	4,029	61,644
Cray Inc. (a)	18,918	88,158
CSG Systems International Inc. (a)	12,315	230,290
Cubic Corp.	3,573	89,932
Cyberguard Corp. (a)	2,462	15,511
CyberOptics Corp. (a)	1,771	26,335
Daktronics Inc. (a)	3,480	86,617
Dendrite International Inc. (a)	7,605	147,537
Digi International Inc. (a)	4,320	74,261
Digimarc Corp. (a)	3,156	29,414
Digital Insight Corp. (a)	8,178	150,475
Digital River Inc. (a)	7,363	306,374
Digitas Inc. (a)	15,967	152,485
Diodes Inc. (a)	1,793	40,576
Ditech Communications Corp. (a)	6,645	99,343
Dot Hill Systems Corp. (a)	9,334	73,179
DRS Technologies Inc. (a)	5,573	238,023
DSP Group Inc. (a)	6,937	154,903
E.piphany Inc. (a)	15,062	72,749
Eagle Broadband Inc. (a)	54,247	35,803
Echelon Corp. (a)	6,800	57,392
eCollege.com Inc (a)	3,810	43,282
EDO Corp.	3,728	118,364
Electronics for Imaging Inc. (a)	12,506	217,729
Embarcadero Technologies Inc (a)	4,320	40,651
EMS Technologies Inc. (a)	2,200	36,564
Emulex Corp. (a)	18,694	314,807
Enterasys Networks Inc. (a)	47,694	85,849
Entrust Technologies Inc. (a)	10,990	41,652
Epicor Software Corp. (a)	9,360	131,882
EPIQ Systems Inc. (a)	2,947	43,144
Equinix Inc. (a)	2,383	101,849
eSpeed Inc. (a)	5,972	73,874
ESS Technology Inc. (a)	7,253	51,569
Exar Corp. (a)	9,648	136,905
Excel Technology Inc. (a)	2,261	58,786
Extreme Networks Inc. (a)	23,871	156,355
F5 Network Inc. (a)	7,848	382,355
FalconStor Software, Inc. (a)	7,660	73,306
FileNet Corp. (a)	9,253	238,357
Finisar Corp. (a)	57,906	132,026
Formfactor Inc. (a)	6,098	165,500
Gartner Group Inc. (a)	15,207	189,479
Gateway Inc. (a)	49,425	297,044
Genesis Microchip Inc. (a)	7,587	123,061
Harmonic Inc. (a)	16,117	134,416
Herley Industries Inc. (a)	2,500	50,850
Hutchinson Technology Inc. (a)	6,211	214,714
Hypercom Corp. (a)	10,454	61,888
Hyperion Solutions Corp. (a)	8,826	411,468
Identix Inc. (a)	19,280	142,286
iGate Corp. (a)	4,500	18,225
II-VI Inc. (a)	2,464	104,695
Imation Corp.	8,444	268,773
Infocrossing Inc. (a)	3,741	63,335
InFocus Corp. (a)	8,412	77,054
Infonet Services Corp. (a)	21,730	43,895
Informatica Corp. (a)	19,047	154,662
Innovative Solutions & Support inc (a)	1,788	59,648
InPhonic, Inc. (a)	1,552	42,649
Integrated Device Technology Inc. (a)	23,394	270,435
Integrated Silicon Solution Inc (a)	8,201	67,248
Inter-Tel Inc.	4,842	132,574
Intergraph Corp. (a)	8,283	223,061
Intermagnetics General Corp. (a)	6,122	155,560
Internet Capital Group Inc. (a)	11,420	102,780
Internet Security Systems Inc. (a)	9,030	209,947
Intervideo Inc. (a)	1,373	18,165
InterVoice Inc. (a)	8,226	109,817
Interwoven Inc. (a)	9,466	102,990
Iomega Corp. (a)	13,041	72,247
Ixia (a)	8,324	139,926
IXYS Corp. (a)	4,035	41,641
j2 Global Communications Inc. (a)	4,249	146,590

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
JAMDAT Mobile Inc. (a)	1,352	$27,919
JDA Software Group Inc. (a)	6,519	88,789
Jupitermedia Corp. (a)	3,630	86,321
Kanbay International Inc. (a)	1,451	45,416
Keane Inc. (a)	13,030	191,541
Kemet Corp. (a)	19,185	171,706
Keynote Systems Inc. (a)	5,280	73,498
Kintera Inc. (a)	1,310	11,803
Komag Inc. (a)	6,237	117,131
Kopin Corp. (a)	14,780	57,199
Kronos Inc. (a)	7,342	375,396
KVH Industries Inc. (a)	3,321	32,546
LaserCard Corp. (a)	2,112	22,155
Lattice Semiconductor Corp. (a)	25,553	145,652
Lawson Software Inc. (a)	10,687	73,420
LeCroy Corp. (a)	1,839	42,922
Lexar Media Inc. (a)	15,729	123,315
Lionbridge Technologies Inc. (a)	9,822	66,004
Macrovision Corp. (a)	11,319	291,125
Magma Design Automation (a)	5,809	72,961
Manhattan Associates Inc. (a)	6,906	164,915
ManTech International Inc. (a)	4,109	97,548
Manugistics Group Inc. (a)	14,884	42,717
MAPICS Inc. (a)	4,981	52,550
Mapinfo Corp. (a)	3,650	43,727
MatrixOne Inc. (a)	10,050	65,828
Maxwell Technologies Inc. (a)	1,815	18,404
McDATA Corp. (a)	25,790	153,708
Mentor Graphics Corp. (a)	16,995	259,854
Mercury Computer Systems Inc. (a)	5,286	156,888
Merge Technologies Inc. (a)	2,683	59,697
Merix Corp. (a)	4,000	46,080
Methode Electronics Inc.	7,655	98,367
Micrel Inc. (a)	15,183	167,317
Micromuse Inc. (a)	17,520	97,236
Micros Systems Inc. (a)	4,054	316,455
Microsemi Corp. (a)	13,193	229,030
MicroStrategy Inc. (a)	2,847	171,532
Microtune Inc. (a)	10,783	65,884
Mindspeed Technologies Inc. (a)	21,254	59,086
MIPS Technologies Inc. (a)	7,315	72,053
Mobility Electronics Inc. (a)	5,610	48,134
Monolithic System Technology Inc (a)	6,138	38,240
MRO Software Inc. (a)	4,523	58,889
MRV Communications Inc. (a)	25,245	92,649
MSC Software Corp. (a)	6,140	64,286
MTS Systems Corp.	4,582	154,917
Multi-Fineline Electronix (a)	1,363	24,861
Ness Technologies, Inc. (a)	1,025	15,273
Net2Phone Inc. (a)	6,343	21,566
Netgear Inc. (a)	4,685	85,220
NetIQ Corp. (a)	13,039	159,206
NetScout Systems Inc. (a)	3,820	26,664
Network Equipment Technologies Inc. (a)	5,801	56,966
Newport Corp. (a)	9,981	140,732
NMS Communications Corp. (a)	9,539	60,191
Novatel Wireless Inc. (a)	4,216	81,706
Omnivision Technologies Inc. (a)	12,710	233,228
ON Semiconductor Corp. (a)	26,023	118,144
Open Solutions Inc. (a)	3,142	81,566
Openwave Systems Inc. (a)	14,906	230,447
Oplink Communications (a)	21,520	42,394
Opnet Technologies Inc. (a)	2,888	24,317
Opsware Inc. (a)	11,384	83,559
OSI Systems Inc. (a)	3,260	74,035
Overland Storage Inc. (a)	2,825	47,149
Packeteer Inc. (a)	7,597	109,777
palmOne Inc. (a)	9,526	300,545
PalmSource Inc. (a)	3,611	46,004
Paradyne Networks Inc. (a)	8,314	29,847
Parametric Technology Corp. (a)	59,497	350,437
Park Electrochemical Corp.	4,627	100,313
PC-Tel Inc. (a)	4,400	34,892
PDF Solutions Inc. (a)	3,353	54,017
PEC Solutions Inc. (a)	2,568	36,389
Pegasystems Inc. (a)	1,660	14,160
Pericom Semiconductor Corp. (a)	4,853	45,764
Perot Systems Corp. (a)	16,874	270,490
Pinnacle Systems Inc. (a)	14,977	91,360
Pixelworks Inc. (a)	8,909	101,028
Planar Systems Inc. (a)	3,404	38,227
Plexus Corp. (a)	9,724	126,509
PLX Technology Inc. (a)	4,438	46,155
Portal Software Inc. (a)	6,647	17,615
PortalPlayer, Inc. (a)	1,437	35,465
Power Integrations Inc. (a)	6,626	131,062
Progress Software Corp. (a)	7,139	166,696
QAD Inc.	2,688	23,977
Quantum Corp. (a)	35,709	93,558
Quest Software Inc. (a)	11,266	179,693
Radisys Corp. (a)	4,488	87,740
RealNetworks Inc. (a)	23,366	154,683
Redback Networks Inc (a)	9,645	51,697
Remec Inc. (a)	14,348	103,449
Retek Inc. (a)	12,369	76,069
RF Micro Devices Inc. (a)	41,239	282,075
RightNow Technologies Inc. (a)	783	12,645
Rogers Corp. (a)	3,817	164,513
RSA Security Inc. (a)	15,095	302,806
S1 Corp. (a)	17,187	155,714
Safeguard Scientifics Inc. (a)	40,563	85,994
SafeNet Inc. (a)	5,599	205,707
Salesforce.com Inc. (a)	2,569	43,519
Sapient Corp. (a)	18,229	144,191
SBS Technologies Inc. (a)	3,493	48,762

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
ScanSoft Inc. (a)	18,714	$78,412
Scansource Inc. (a)	2,840	176,534
SeaChange International Inc. (a)	5,729	99,914
Secure Computing Corp. (a)	8,398	83,812
Seebeyond Technology Corp. (a)	10,930	39,129
SERENA Software Inc. (a)	5,617	121,552
SI International Inc. (a)	1,457	44,817
Sigmatel Inc. (a)	5,832	207,211
Silicon Graphics Inc. (a)	48,985	84,744
Silicon Image Inc. (a)	17,024	280,215
Silicon Storage Technology Inc. (a)	18,017	107,201
Siliconix Inc. (a)	1,381	50,393
SimpleTech Inc. (a)	2,686	12,356
Sipex Corp. (a)	4,951	23,171
SiRF Technology Holdings Inc. (a)	3,199	40,691
Skyworks Solutions Inc. (a)	33,221	313,274
SonicWALL Inc. (a)	12,457	78,728
SPSS Inc. (a)	2,972	46,482
SRA International Inc. (a)	2,934	188,363
SS&C Technologies Inc.	2,970	61,331
Standard Microsystems Corp. (a)	4,204	74,957
Stellent Inc. (a)	4,586	40,449
Stratasys Inc. (a)	2,083	69,905
Stratex Networks Inc. (a)	19,906	44,988
Supertex Inc. (a)	2,250	48,825
SupportSoft Inc. (a)	8,299	55,271
Sycamore Networks Inc. (a)	38,016	154,345
Sykes Enterprises Inc. (a)	5,288	36,752
Synaptics Inc. (a)	4,932	150,821
SYNNEX Corp. (a)	1,565	37,654
Syntel Inc.	1,389	24,363
Sypris Solutions Inc.	1,100	16,841
Talx Corp.	3,284	84,694
Tekelec (a)	12,096	247,242
Terremark Worldwide Inc. (a)	86,811	55,559
Tessera Technologies Inc. (a)	5,978	222,441
Tier Technologies Inc. (a)	3,400	31,450
TippingPoint (a)	784	36,613
Titan Corp. (a)	19,343	313,357
Transact Technologies Inc. (a)	2,574	54,981
Transaction Systems Architects Inc. (a)	8,592	170,551
Transmeta Corp. (Santa Clara, CA) (a)	32,841	53,531
Trident Microsystems Inc. (a)	4,310	72,063
Trimble Navigation Ltd. (a)	11,509	380,257
Tripath Technology Inc. (a)	4,807	6,009
Triquint Semiconductor Inc. (a)	30,310	134,880
TriZetto Group Inc. (a)	6,460	61,370
TTM Technologies Inc. (a)	8,909	105,126
Tumbleweed Communications Corp. (a)	8,839	29,522
Tyler Technologies Inc. (a)	9,374	78,367
Ulticom Inc. (a)	2,460	39,434
Ultimate Software Group Inc. (a)	3,338	42,326
Universal Display Corp. (a)	4,950	44,550
Varian Inc. (a)	7,859	322,298
Verint Systems Inc. (a)	2,781	101,034
Verity Inc. (a)	6,483	85,057
Versata Inc. (a)	31	86
Verso Technologies Inc. (a)	40,659	29,274
ViaSat Inc. (a)	5,029	122,054
Vignette Corp. (a)	70,750	98,343
Vitesse Semiconductor Corp. (a)	48,173	170,051
Volterra Semiconductor Corp. (a)	1,222	27,073
WatchGuard Technologies Inc. (a)	7,337	32,503
WebEX Communications Inc. (a)	6,816	162,084
Webmethods Inc. (a)	11,142	80,334
Websense Inc. (a)	5,288	268,207
Westell Technologies Inc. (a)	11,015	74,902
Wind River Systems Inc. (a)	16,983	230,120
Witness Systems Inc. (a)	4,726	82,516
WJ Communications Inc. (a)	3,211	11,046
Xybernaut Corp. (a)	48,339	59,457
Zhone Technologies Inc. (a)	8,644	22,388
Zix Corp. (a)	4,323	22,263
Zoran Corp. (a)	9,600	111,168

		33,495,143

Telecommunications (0.76%)
AirGate PCS Inc. (a)	3,260	116,056
Alamosa Holdings Inc. (a)	16,115	200,954
Alaska Communications Systems Group	852	7,353
Boston Communications Group (a)	3,828	35,371
Centennial Communications Corp. (a)	283	2,244
Cincinnati Bell Inc. (a)	54,384	225,693
Commonwealth Telephone Enterprises Inc. (a)	5,240	260,218
CT Communications Inc.	3,973	48,868
Dobson Communications Corp. (a)	18,675	32,121
General Communication Inc. (a)	9,349	103,213
Golden Telecom Inc.	3,311	87,476
Intrado Inc. (a)	4,152	50,239
North Pittsburgh Systems Inc.	3,186	78,790
Price Communications Corp. (a)	11,096	206,275
Primus Telecommunications Group Inc. (a)	15,409	49,001
PTEK Holdings Inc. (a)	13,363	143,118
Shenandoah Telecommunications Co.	1,600	47,920
SureWest Communications	3,514	99,622
Talk America Holdings Inc. (a)	6,624	43,851
Time Warner Telecom Inc. (a)	11,781	51,365
Triton PCS Holdings Inc. (a)	6,791	23,225
Ubiquitel Inc. (a)	14,748	105,006

		2,017,979

Utilities & Energy (3.29%)
American States Water Co.	3,874	100,724

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Utilities & Energy (Cont.)
Aquila Inc. (a)	47,604	$175,659
Atlas America Inc. (a)	428	15,301
Atmos Energy Corp.	16,921	462,789
Avista Corp.	10,737	189,723
Black Hills Corp.	8,057	247,189
California Water Service Group	4,151	156,285
Cascade Natural Gas Corp.	2,786	59,063
Central Vermont Public Service Corp.	3,400	79,084
CH Energy Group Inc.	3,871	186,002
Cleco Corp.	10,554	213,824
CMS Energy Corp. (a)	42,870	447,991
Connecticut Water Services Inc.	1,625	43,046
Crosstex Energy Inc.	549	23,003
D&E Communications Inc.	1,813	21,847
Duquesne Light Holdings Inc.	16,908	318,716
El Paso Electric Co. (a)	10,936	207,128
Empire District Electric Co.	6,968	158,034
Energen Corp.	7,845	462,463
EnergySouth Inc.	1,800	50,472
Idacorp Inc.	9,328	285,157
Iowa Telecommunications Service Inc.	4,442	95,814
KFX Inc. (a)	10,254	148,888
Laclede Group Inc.	4,925	153,414
MGE Energy Inc.	3,692	133,023
Middlesex Water Co.	2,736	51,820
New Jersey Resources Corp.	6,115	265,024
Nicor Inc.	8,276	305,715
Northwest Natural Gas Co.	6,059	204,431
Otter Tail Corp.	5,659	144,474
Peoples Energy Corp.	8,017	352,347
Piedmont Natural Gas Co. Inc.	16,574	385,180
PNM Resources Inc.	14,038	355,021
Sierra Pacific Resources Corp. (a)	26,025	273,262
SJW Corp.	1,941	70,652
South Jersey Industries Inc.	3,550	186,588
Southern Union Co. (a)	15,211	364,760
Southwest Gas Corp.	8,290	210,566
Southwest Water Co.	2,938	39,516
Tetra Technologies Inc. (a)	4,740	134,142
UIL Holdings Corp.	3,243	166,366
Unisource Energy Corp.	8,448	203,681
USA Mobility Inc. (a)	5,396	190,533
WGL Holdings Inc.	10,877	335,447

		8,674,164

Total Common Stocks (cost $212,480,297)		260,395,058

	Principal amount	Value
Short-term Investments (1.22%)
U.S. Treasury Bills, 1.90%, 02/03/2005 (b)	$3,225,000	$3,219,808

Total Short-term Investments (cost $3,219,571)		3,219,808

TOTAL INVESTMENTS (99.83%) (cost $215,699,868)		263,614,866

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.17%)		454,566

NET ASSETS (100.00%)		$264,069,432

	Shares	Value
Securities Sold Short
Fifth Third Bancorp (c)	6,742	$318,636

Total Securities Sold Short (proceeds $318,636)		$318,636

(a)	Non-income producing security.
(b)	At December 31, 2004 this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c)	Fifth Third Bancorp acquired First National Bankshares of FL Inc. effective January 3, 2005, by issuing 0.5065 shares of Fifth Third Bancorp for each share of First National Bankshares of FL Inc. owned. Since Fifth Third Ban-corp is not a security contained in the Russell 2000 Index, the Fund entered into a transaction to sell Fifth Third Bancorp on December 31, 2004, with a settlement date of January 5, 2005. The sale was settled on January 5, 2005, with the shares received from the acquisition on January 3, 2005.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Common Stocks (99.02%)

Australia (5.01%)
Alumina Ltd.	33,907	$157,098
Amcor Ltd.	25,724	147,476
AMP Ltd.	51,060	289,143
Ansell Ltd.	5,217	36,338
Aristocrat Leisure Ltd.	8,867	68,817
Australian & New Zealand Bank Group	50,722	814,605
Australian Gas & Light Co.	12,300	131,438
Australian Stock Exchange	2,887	45,938
Axa Asia Pacific Holdings	18,789	60,087
BHP Billiton Ltd.	100,130	1,198,075
Bluescope Steel	20,265	130,405
Boral Ltd.	17,910	95,973
Brambles Industries Ltd.	26,200	142,030
Centro Properties Group	22,727	102,462
CFS Gandel Retail Trust	35,700	44,554
Coca-Cola Amatil Ltd.	14,114	89,502
Cochlear Ltd.	1,423	28,026
Coles Myer Ltd.	30,795	236,838
Commonwealth Bank of Australia	34,999	876,305
Commonwealth Property Office	35,774	34,880
Computershare Ltd.	10,709	47,362
CSL Ltd.	5,621	128,243
CSR Ltd.	27,982	58,057
DB RReef Trust	71,145	73,251
Foster’s Group Ltd.	56,489	255,116
Futuris Corp. Ltd.	14,491	24,414
General Property Trust	53,494	156,053
Harvey Norman Holdings Ltd.	13,901	34,155
Iluka Resources Ltd.	5,030	24,678
Ing Industrial Fund	20,392	34,356
Insurance Australia Group	45,834	229,876
Investa Property Group	40,599	71,568
James Hardie Industries Ltd.	14,248	74,460
John Fairfax Holdings Ltd.	26,931	95,578
Leighton Holdings Ltd.	4,775	45,923
Lend Lease Corp. Ltd.	10,206	105,479
Lion Nathan Ltd.	7,514	50,404
Macquarie Bank Ltd.	5,992	217,330
MacQuarie Goodman Industrial	43,718	80,817
Macquarie Infrastructure Grp	54,932	145,680
Mayne Group Ltd.	18,392	61,113
Mirvac Group	18,772	71,747
National Australia Bank Ltd.	42,923	964,892
Newcrest Mining Ltd.	9,618	130,911
Onesteel Ltd.	14,975	30,019
Orica Ltd.	8,032	127,617
Origin Energy Ltd.	18,736	100,691
Pacific Brands Ltd.	12,079	30,055
Paperlinx Ltd.	12,720	46,830
Patrick Corp. Ltd.	15,337	78,716
Perpetual Trustees Australia	1,149	56,372
Publishing & Broadcasting	3,610	49,276
Qantas Airways Ltd.	25,282	73,161
QBE Insurance Group Ltd.	19,069	228,313
Rinker Group Ltd.	26,451	219,728
Rio Tinto Ltd.	8,758	267,238
Santos Ltd.	17,611	116,486
Sonic Healthcare Ltd.	6,090	57,857
Southcorp Ltd. (a)	18,080	60,499
Stockland	33,005	154,206
Suncorp-Metway Ltd.	14,904	202,045
Tabcorp Holding Ltd.	13,759	185,557
Telstra Corp. Ltd	61,063	233,859
Toll Holdings Ltd.	6,534	65,184
Transurban Group	14,092	73,645
Wesfarmers Ltd.	10,678	331,488
Westfield Group (a)	39,994	512,539
Westpac Banking Corp.	49,618	754,303
WMC Resources Ltd.	33,415	188,180
Woodside Petroleum Ltd.	12,913	202,450
Woolworths Ltd.	28,912	338,496

		12,696,263

Austria (0.34%)
Bank Austria Creditanstalt	994	89,600
Boehler-Uddeholm	249	31,383
Erste Bank Der Oester Spark	3,352	178,565
Flughafen Wien AG	288	21,744
Immofinaz Immobilien Anlagen AG (a)	6,616	63,135
Mayr-Melnhof Karton AG	90	15,286
Oest Elektrizatswirts Class A	167	37,102
OMV AG	370	111,185
RHI AG (a)	800	24,182
Telekom Austria	7,918	149,723
VA Technologie AG (a)	261	20,696
VoestAlpine AG	646	50,044
Wienerberger AG	1,650	78,616

		871,261

Belgium (1.32%)
Agfa Gevaert NV	2,844	96,222
Barco (New) NV	307	28,318
Bekaert NV	405	32,253
Belgacom SA (a)	4,572	197,076
Cofinimmo	134	21,869
Colruyt SA	497	80,573
Compagnie Maritime Belge	530	14,763
Delhaize Group	1,902	144,248
Dexia	17,811	408,496
Electrabel SA	770	342,345
Euronav SA	636	16,466
Fortis	32,994	910,121
Groupe Bruxelles Lambert SA	2,000	162,389
Inbev	4,716	182,443
KBC Bankverzekerings Holding	3,078	235,731

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Belgium (Cont.)
Mobistar SA (a)	758	$70,844
Omega Pharma SA	741	35,406
S.A. D’Ieteren NV	52	9,621
Solvay SA	1,691	185,664
UCB SA	2,455	124,458
Umicore	593	55,664

		3,354,970

Bermuda (0.03%)
Kerry Properties Ltd.	16,000	34,172
Orient Overseas International Ltd.	6,000	22,734
Smartone Telecommunication	5,000	5,596

		62,502

Cayman Islands (0.03%)
Hutchison Telecommunications (a)	38,000	34,223
Kingboard Chemicals Holdings	16,000	33,863

		68,086

Denmark (0.78%)
AP Moller-Maersk AS	31	255,442
Bang & Olufsen Class B	395	29,452
Carlsberg AS Class B	899	45,397
Coloplast Class B	708	38,786
Danisco AS	1,515	92,247
Danske Bank	12,202	373,152
DSV De Sammenslut Vogn Class B	580	39,228
FLS Industries AS Class B (a)	578	10,853
GN Store Nord	6,762	72,731
H. Lundbeck AS	2,040	45,371
ISS AS	1,266	70,508
Kobenhavns Lufthavne	141	29,894
Nordiske Kabel Traadfabri	538	15,644
Novo Nordisk AS	7,079	385,865
Novozymes AS Class B	1,549	78,503
Ostasiatiske Kompagni	700	36,688
TDC AS	5,225	220,748
Topdanmark AS (a)	648	50,915
Vestas Wind Systems (a)	4,621	57,284
William DeMant Holding (a)	774	36,263

		1,984,971

Finland (1.40%)
Amer Group	2,082	36,265
Elisa Corp Class A (a)	3,716	59,739
Fortum OYJ	9,782	180,595
KCI Konecranes OYJ	347	15,291
Kesko OYJ	1,987	48,346
Kone OYJ Class B	1,028	79,552
Metso OYJ	2,671	42,216
Nokia OYJ	130,711	2,058,817
Nokian Renkaat OYJ	275	41,675
Orion-Yhtyma Class B	1,606	25,927
Outokumpo OYJ	2,996	53,403
Pohjola Group PLC	1,812	20,853
Rautaruukki OYJ	2,051	24,298
Sampo Insurance Co.	9,822	135,268
Stora Enso OYJ R	17,926	273,846
Tietoenator Corp. OYJ	2,312	73,334
UPM-Kymmene OYJ	14,568	323,060
Uponor OYJ	1,644	30,663
Wartsila OYJ Class B	1,724	36,642

		3,559,790

France (9.07%)
Accor SA	5,207	227,341
Air France	3,523	66,952
Air Liquide	3,029	558,391
Alcatel SA (a)	34,579	536,683
Alstom (a)	118,371	89,853
Atos Origin (a)	1,181	79,994
Autoroutes Du Sud De La Fran	1,901	95,342
AXA Co.	39,553	974,704
BIC	856	42,931
BNP Paribas	22,371	1,616,263
Bouygues	5,791	266,890
Business Objects (a)	1,752	44,124
Cap Gemini SA (a)	3,630	115,926
Carrefour AS	16,133	766,265
Casino Guichard Perrachon	897	71,494
CNP Assurances	1,017	72,649
Compagnie De Saint-Gobain	8,711	523,320
Credit Agricole SA	18,713	563,114
Dassault Systemes SA	1,552	78,049
Essilor International	2,692	210,365
European Aeronautic Defense	6,659	193,072
France Telecom SA	41,394	1,366,829
Gecina SA	717	70,851
Groupe Danone	6,716	618,585
Hermes International SCA	232	46,165
Imerys SA	948	79,350
Klepierre	660	58,285
L’Oreal	8,543	646,745
Lafarge SA	4,755	457,624
Lagardere S.C.A.	3,602	259,261
LVMH Moet Hennessy Loui V SA	6,949	530,781
Michelin (CGDE) Class B	3,999	255,800
Pernod-Ricard	1,445	220,745
Peugeot SA	4,806	304,229
Pinault-Printemps-Redoute	1,887	188,384
Publicis Groupe SA	3,766	121,750
Renault SA	5,258	438,680
Sagen SA	2,500	53,136
Sanofi-Aventis	27,567	2,197,184

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

France (Cont.)
Schneider Electric SA	6,232	$432,511
Societe Generale Class A	9,315	940,042
Sodexho Alliance	2,580	77,847
Suez SA	22,697	603,625
Technip-Coflexip SA	525	96,783
Television Francaise (TF1)	3,167	102,814
Thales SA	2,198	105,232
Thomson Multimedia	6,544	172,529
Total SA	16,499	3,593,958
Unibail	1,216	190,872
Valeo	1,981	82,706
Veolia Environnement	7,476	269,861
Vinci SA	1,995	267,177
Vivendi Universal SA (a)	28,622	911,344
Zodiac SA	1,102	51,161

		23,006,568

Germany (6.65%)
Adidas-Salomon AG	1,257	202,334
Allianz AG	8,653	1,144,764
Altana AG	1,974	124,450
BASF AG	14,654	1,052,765
Bayer AG	18,536	626,631
Bayerische Hypo-Und Vereinsbank (a)	17,437	394,719
Beiersdorf AG	461	53,490
Celesio AG	968	78,518
Commerzbank AG (a)	12,469	256,230
Continental AG	3,427	217,075
DaimlerChrysler AG	24,173	1,155,347
Deutsche Bank AG	13,687	1,211,864
Deutsche Boerse AG	3,016	181,025
Deutsche Lufthansa (a)	6,549	93,654
Deutsche Post AG	12,384	283,692
Deutsche Telekom AG (a)	76,758	1,732,357
Douglas Holding AG	1,264	44,547
E.On AG	17,497	1,590,474
Epcos AG (a)	1,433	21,367
Fresenius Medical Care	952	76,407
Heidelbergcement AG	1,775	106,586
Hypo Real Estate Holding (a)	3,803	157,227
Infineon Technologies AG (a)	18,379	198,804
Karstadtquelle AG	1,592	16,379
Linde AG	2,393	149,405
MAN AG	3,018	115,936
Merck KGAA	1,382	94,827
Metro AG	4,095	224,751
MLP AG	1,705	33,719
Muenchener Rueckvers AG	5,153	631,783
Puma AG	470	128,882
RWE AG	11,066	610,499
SAP AG	5,745	1,023,257
Schering AG	4,662	347,627
Siemens AG	22,446	1,897,946
Suedzucker AG	1,553	32,208
ThyssenKrupp AG	8,762	192,406
TUI AG	3,623	85,549
Volkswagen AG	6,169	278,875

		16,868,376

Greece (0.55%)
Alpha Bank AE	5,480	190,606
Bank of Piraeus	4,228	73,701
Coca-Cola Hellenic Bottling	2,400	58,493
Cosmote Mobile Telecommunication	3,180	63,623
Duty Free Shops	860	15,038
EFG Eurobank	5,610	192,238
Emporiki Bank of Greece	1,387	43,843
Folli-FollieE S.A.	400	11,712
Germanos SA	460	13,593
Greek Org of Football Progno	4,380	120,879
Hellenic Petroleum	3,019	32,738
Hellenic Technodomiki Tev SA	3,096	13,933
Hellenic Telecommunications Org	6,919	123,987
Hyatt Regency SA	925	10,532
Intracom SA	2,430	13,110
National Bank of Greece	7,208	237,226
Public Power Corp.	3,059	85,417
Technical Olympic SA	3,540	19,194
Titan Cement Co. S.A.	1,870	55,258
Viohalco	2,850	25,883

		1,401,004

Hong Kong (1.64%)
ASM Pacific Technology	3,500	12,609
Bank of East Asia	37,405	116,221
BOC Hong Kong Holdings Ltd.	101,500	193,924
Cathay Pacific Airways Ltd.	30,000	56,738
Cheung Kong Holdings Ltd.	42,000	418,784
Cheung Kong Infrastructure	12,000	34,661
CLP Holdings Ltd.	49,783	286,304
Espirit Holdings Ltd.	25,000	151,174
Giordano International Ltd.	34,000	21,325
Hang Lung Properties Ltd.	52,000	80,283
Hang Seng Bank Ltd.	21,774	302,553
Henderson Land Development	21,000	109,154
Hong Kong & China Gas	100,534	207,600
Hong Kong Exchange & Clearing	30,000	80,283
HongKong Electric	38,000	173,561
Hopewell Holdings	16,000	41,068
Hutchison Whampoa Ltd.	60,210	563,561
Hysan Development Co.	17,000	35,761
Johnson Electric Holdings	44,716	43,436
Li & Fung Ltd.	46,000	77,530
MTR Corp.	43,500	69,678
New World Development	58,800	65,817

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Hong Kong (Cont.)
PCCW Ltd.	93,000	$58,929
SCMP Group Ltd	36,000	14,937
Shangri-La Asia Ltd.	26,271	37,687
Sino Land Co.	32,000	31,496
Sun Hung Kai Properties	37,000	370,119
Swire Pacific Ltd. “A”	27,000	225,796
Techtronic Industries	23,000	50,158
Television Broadcasts Ltd.	8,000	37,157
Texwinca Holdings Ltd.	18,000	17,021
Wharf Holdings Ltd.	35,114	122,882
Yue Yuen Industrial Holdings	13,500	37,169

		4,145,376

Ireland (0.92%)
Allied Irish Bank PLC	24,342	506,482
Bank of Ireland	26,861	446,024
CRH PLC	14,794	395,049
DCC PLC	2,156	48,221
Depfa Bank PLC	9,853	164,943
Elan Corp. PLC (a)	10,760	285,869
Fyffes PLC	8,271	21,638
Grafton Grp PLC (a)	6,064	65,758
Greencore Group PLC	2,794	11,438
Independent News & Media PLC	14,216	44,706
Irish Life & Permanent PLC	7,589	141,959
Kerry Group PLC Class A	3,805	91,033
Kingspan Group PLC	3,636	34,747
Ryanair Holdings PLC (a)	9,352	66,552

		2,324,419

Italy (4.29%)
Alleanza Assicurazioni	12,652	176,128
Arnoldo Mondadori Editore	3,562	40,992
Assicurazione Generali Itl	26,815	907,603
Autogrill SpA (a)	3,779	62,955
Autostrade SpA	7,183	191,810
Banca Antonveneta SPA (a)	6,327	166,379
Banca Fideuram SpA	7,674	39,632
Banca Intesa	26,794	114,769
Banca Intesa SpA	92,119	442,030
Banca Monte Dei Paschi Siena	32,096	114,204
Banca Nazionale Lavoro-Ordinary (a)	45,948	136,710
Banca Popolare Di Verona	10,047	203,736
Banche Popolari Unite Scrl	9,162	185,790
Banco Popolare Di Milano Ein	11,081	97,932
Benetton Group	1,758	23,186
Bulgari SpA	3,409	42,004
Capitalia SpA	40,327	184,215
Edison SpA (a)	20,685	43,880
Enel SpA	102,921	1,008,653
ENI SpA	73,150	1,826,432
Fiat SpA (a)	15,210	121,641
Finecogroup SpA (a)	5,048	38,866
Finmeccanica SpA	169,526	153,272
Gruppo Editoriale L’Espresso	4,388	26,409
Italcementi SpA	1,619	26,006
Luxottica Group SpA	3,880	78,785
Mediaset SpA	16,798	212,441
Mediobanca SpA	13,086	211,260
Mediolanum SpA	7,055	50,397
Pirelli & Co.	49,890	67,085
RAS SpA	8,591	193,775
San Paolo - IMI SpA	29,448	423,118
Seat Pagine Gaille (a)	118,660	54,526
Snam Rete Gas	23,843	138,326
Telecom Italia	231,216	943,374
Telecom Italia Media (a)	38,241	17,261
Telecom Italia RNC	161,093	521,884
Terna SpA (a)	26,522	75,856
TIM SpA	107,044	798,040
Tiscali SpA (a)	4,618	17,089
Unicredito Italiano SpA	123,887	710,339

		10,888,790

Japan (21.72%)
77 Bank Ltd.	10,000	70,266
ACOM Co. Ltd.	1,980	148,003
Aderans Co. Ltd.	900	20,787
Advantest Corp.	1,990	170,472
Aeon Co. Ltd.	15,900	264,974
Aeon Credit Service Co. Ltd.	600	44,616
Aiful Corp.	1,150	126,308
Aisin Seiki Co. Ltd.	4,300	108,747
Ajinomoto Co. Inc.	16,000	190,235
Alfresa Holdings Corp.	500	18,322
All Nippon Airways Co. Ltd.	13,000	45,230
Alps Eelectronics Co. Ltd.	5,000	74,408
Amada Co. Ltd.	10,000	55,160
Amano Corp.	1,000	9,921
Anritsu Corp.	2,000	15,379
Aoyama Trading Co. Ltd.	1,600	43,505
Ariake Japan Co. Ltd.	440	10,592
Asahi Breweries Ltd.	11,100	137,276
Asahi Glass Co. Ltd.	21,000	231,264
Asahi Kasei Corp.	35,000	174,983
Asatsu DK Inc.	800	22,493
Autobacs Seven Co Ltd	600	17,513
Bandai Co. Ltd.	2,200	49,956
Bank of Fukuoka Ltd.	15,000	98,675
Bank of Yokohama Ltd.	34,000	214,053
Benesse Corp	1,700	59,478
Bridgestone Corp.	18,000	357,860
Canon Inc.	23,600	1,271,884
Capcom Co. Ltd.	1,400	13,289

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Casio Computer Co. Ltd.	5,000	$77,039
Central Glass Co. Ltd.	6,000	42,452
Central Japan Railway Co	28	228,399
Chiba Bank Ltd.	20,000	133,515
Chubu Electric Power Co. Inc	18,800	450,716
Chugai Pharmaceutical Co. Ltd.	6,900	113,913
Circle K Sunkus Co. Ltd. (a)	1,100	28,248
Citizen Watch Co. Ltd.	8,000	76,796
Coca-Cola West Japan Co. Ltd.	1,200	30,757
Comsys Holdings Corp.	3,000	27,746
Credit Saison Co. Ltd.	4,000	145,405
CSK Corp.	1,900	85,918
Dai Nippon Printing Co. Ltd.	18,000	288,393
Daicel Chemical Industries	7,000	39,567
Daiichi Pharmaceutical	6,700	144,630
Daikin Industries Ltd.	5,600	161,544
Dainippon Ink & Chemical Inc.	18,000	41,399
Dainippon Screen Manufacturing Co. Ltd.	5,000	30,650
Daito Trust Construction Co. Ltd.	2,600	123,399
Daiwa House Industry Co Ltd	14,000	158,951
Daiwa Securities Group Inc.	33,000	237,989
Denki Kagaku Kogyo KK	11,000	36,556
Denso Corp.	14,900	398,602
Dentsu Inc.	42	112,971
Dowa Mining Co. Ltd.	7,000	45,502
East Japan Railway Co.	95	527,726
Ebara Corp.	9,000	41,487
Eisai Co. Ltd.	7,000	229,900
Electric Power Development (a)	3,900	109,083
Familymart Co. Ltd.	1,900	55,272
Fanuc Ltd.	4,100	267,713
Fast Retailing	1,500	114,024
Fuji Electric Holdings Co. LT	15,000	40,347
Fuji Photo Film Co. Ltd.	13,000	473,833
Fuji Soft ABC Inc.	800	26,430
Fuji Television Network Inc.	14	30,289
Fujikura Ltd.	9,000	41,399
Fujisawa Pharmaceutical Co	8,100	221,426
Fujitsu Ltd.	49,000	318,517
Furukawa Electric Co. Ltd. (a)	15,000	83,033
Goodwill Group Inc.	9	22,191
Gunma Bank Ltd.	11,000	63,785
Gunze Ltd.	5,000	23,195
Hankyu Department Stores	3,000	21,723
Hino Motors Ltd.	6,000	44,499
Hirose Electric Co. Ltd.	800	93,402
Hitachi Cable Ltd.	4,000	18,829
Hitachi Capital Corp.	1,400	28,857
Hitachi Chemical Co. Ltd.	2,600	46,471
Hitachi Construction Machine	3,000	41,195
Hitachi Ltd.	90,000	622,746
Hitachi Sofware Engineering	800	18,244
Hokkaido Electric Power	4,200	82,477
Hokuhoku Financial Group Inc.	26,000	70,948
Honda Motor Co. Ltd.	21,000	1,086,736
House Foods Corp.	2,200	31,732
Hoya Corp.	3,000	338,271
Isetan Co Ltd	5,000	58,230
Ishihara Sangyo Kaisha Ltd.	5,000	11,451
Ishikawajima-Harima Heavy Ind (a)	35,000	48,095
ITO EN Ltd.	800	41,477
ITO-Yokado Co. Ltd.	9,300	389,728
Itochu Corp. (a)	37,000	170,919
Itochu Techno-Science Corp.	900	35,961
JAFCO Co. Ltd.	800	54,264
Japan Airlines Corp. (a)	18,000	52,100
Japan Real Estate Investment	6	50,521
Japan Retail Fund Investment	5	42,150
Japan Tobacco Inc.	25	285,060
JFE Holdings Inc.	15,000	427,590
JGC Corp.	6,000	54,790
Joyo Bank Ltd.	21,000	102,329
JS Group Corp.	7,000	126,956
JSR Corp.	5,000	109,395
Kajima Corp.	25,000	107,446
Kaken Pharmaceutical Co. Ltd.	2,000	13,157
Kamigumi Co. Ltd.	7,000	55,804
Kanebo Ltd. (a)	1,700	24,686
Kaneka Corp.	7,000	79,135
Kansai Electric Power	20,100	407,446
Kansai Pain Co. Ltd.	5,000	30,309
KAO Corp.	15,000	383,004
Katokichi Co. Ltd.	900	17,981
Kawasaki Heavy Industries Ltd.	37,000	60,579
Kawasaki Kisen Kaisha Ltd.	14,000	89,913
Keihin Electric Express Railway	12,000	73,794
Keio Electric Railway Co. Ltd.	15,000	87,857
Keyence Corp.	880	196,909
Kikkoman Corp.	3,000	28,564
Kinden Corp.	3,000	22,396
Kinki Nippon Railway Co Ltd	45,000	155,248
Kirin Brewery Co. Ltd.	20,000	196,667
Kobe Steel Ltd.	64,000	97,924
Kokuyo Co. Ltd.	1,300	15,672
Komatsu Ltd.	27,000	188,666
Komori Corp.	2,000	29,159
Konami Corp	2,300	53,236
Konica Minolta Holdings Inc.	12,000	159,049
Koyo Seiko Co. Ltd.	3,000	42,160
Kubota Corp.	29,000	143,573
Kuraray Co. Ltd.	11,000	98,519
Kurita Water Industries Ltd.	3,000	43,095
Kyocera Corp.	4,500	346,019
Kyowa Hakko Kogyo Co Ltd.	10,000	75,041
Kyushu Electric Power	11,400	229,978

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Lawson Inc.	1,600	$58,942
Leopalace21 Corp.	3,600	63,292
Mabuchi Motor Co Ltd	800	57,616
Makita Corp.	3,000	52,393
Marubeni Corp.	37,000	102,407
Marui Co. Ltd.	9,000	120,339
Matsumotokiyoshi Co. Ltd.	1,000	28,457
Matsushita Electric Industries	62,000	982,477
Matsushita Electric Works	8,114	70,615
Mediceo Holdings Co. Ltd.	2,300	25,844
Meiji Dairies Corp.	7,000	41,477
Meiji Seika Kaisha Ltd.	9,000	41,487
Meitec Corp.	800	29,783
Millea Holdings Inc.	40	592,535
Minebea Co. Ltd.	8,000	34,850
Mitsubishi Chemical Corp.	47,000	142,910
Mitsubishi Corp.	30,500	393,548
Mitsubishi Electric Corp.	47,000	229,939
Mitsubishi Estate Co. Ltd.	27,000	315,759
Mitsubishi Gas Chem Co.	10,000	47,071
Mitsubishi Heavy Industries Ltd.	82,000	232,550
Mitsubishi Logistics Corp.	3,000	29,529
Mitsubishi Materials Corp.	25,000	52,383
Mitsubishi Rayon Co. Ltd	12,000	43,622
Mitsubishi Tokyo Financial	128	1,297,339
Mitsui & Co. Ltd	35,000	313,468
Mitsui Chemicals Inc.	17,000	92,447
Mitsui Engineering & Shipbuilding	16,000	27,288
Mitsui Fudosan Co. Ltd.	20,000	242,666
Mitsui Mining & Smelting Co.	17,000	74,886
Mitsui OSK Lines Ltd.	25,000	149,839
Mitsui Sumitomo Insurance Co.	36,000	312,250
Mitsui Trust Holding Inc.	15,000	149,693
Mitsukoshi Ltd.	10,000	48,533
Mitsumi Electric Co. Ltd.	1,600	18,275
Mizuho Financial Group Inc.	218	1,096,267
Murata Manufacturing Co. Ltd.	6,200	346,224
Namco Ltd.	1,800	23,594
NEC Corp.	47,000	291,775
NEC Electronics Corp.	1,000	48,728
Net One Systems Co. Ltd.	13	54,098
NGK Insulators Ltd.	8,000	76,406
NGK Spark Plug Co. Ltd.	5,000	51,701
Nichii Gakkan Co.	550	17,796
Nichirei Corp.	8,000	31,810
Nidec Corp.	1,300	158,240
Nikko Cordial Corp.	45,000	238,135
Nikon Corp.	8,000	98,704
Nintendo Co. Ltd.	2,800	351,194
Nippon Building Fund Inc	7	59,624
Nippon Express Co. Ltd.	22,000	108,274
Nippon Kayaku Co. Ltd.	5,000	27,873
Nippon Light Metal Co. Ltd.	11,000	27,765
Nippon Meat Packers Inc.	5,000	67,683
Nippon Mining Holdings Inc.	21,000	98,645
Nippon Oil Corp.	37,000	236,907
Nippon Paper Group Inc.	24	107,592
Nippon Sheet Glass Co. Ltd.	9,000	37,189
Nippon Shokubai Co. Ltd.	3,000	25,962
Nippon Steel Corp.	170,000	415,846
Nippon Yusen Kabushiki Kaish	25,000	134,490
Nishimatsu Construction Co.	7,000	24,354
Nissan Chemical Industries	4,000	31,459
Nissan Motor Co. Ltd.	69,600	755,622
Nisshin Seifun Group Inc.	5,000	55,355
Nisshin Steel Co. Ltd.	20,000	45,999
Nisshinbo Industries Inc.	5,000	37,375
Nissin Food Products Co. Ltd.	2,600	65,120
Nitori Co. Ltd.	450	29,339
Nitto Denko Corp.	4,700	257,421
NOK Corp.	2,600	81,337
Nomura Holdings Inc.	53,000	771,679
Nomura Research Institute	600	56,135
NSK Ltd.	13,000	65,247
NTN Corp.	12,000	68,765
NTT Corp.	145	650,034
NTT Data Corp.	35	112,903
NTT Docomo Inc.	565	1,040,688
OBIC Co. Ltd.	200	39,665
Odakyu Electric Railway Co.	17,000	98,411
Ohbayashi Corp.	16,000	100,731
OJI Paper Co. Ltd.	22,000	126,070
OKI Electric Industries Co. Ltd. (a)	16,000	68,765
Okumura Corp.	5,000	31,576
Olympus Corp.	7,000	149,060
Omron Corp.	6,000	142,969
Onward Kashiyama Co. Ltd.	4,000	58,123
Oracle Corp.	900	46,574
Oriental Land Co. Ltd.	1,400	97,145
Orix Corp.	2,300	312,016
Osaka Gas Co. Ltd.	57,000	177,760
Pioneer Corp.	4,400	85,762
Promise Co. Ltd.	2,400	171,211
QP Corp./Japan	1,800	15,630
Rakuten Inc. (a)	13	14,823
Rakuten Inc. - When Issued (a)	117	104,902
Resona Holdings Inc. (a)	131,000	265,549
Ricoh Co. Ltd.	19,000	366,075
Rinnai Corp.	900	24,120
Rohm Co. Ltd.	3,000	309,911
Ryohin Keikaku Co. Ltd.	700	35,133
Saizeriya Co. Ltd.	900	15,384
Sanden Corp.	3,000	18,536
Sanken Electric Co. Ltd.	3,000	39,207
Sankyo Co. Ltd.	10,300	232,380
Sankyo Co. Ltd. GUNMA	1,400	70,675

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Sanwa Shutter Corp.	4,000	$22,376
Sanyo Electric Co. Ltd.	41,000	141,448
Sapporo Breweries	6,000	28,360
Secom Co. Ltd.	6,000	239,743
Sega Sammy Holdings Inc. (a)	1,984	108,858
Seiko Epson Corp.	2,900	128,876
Seino Tranportation Co. Ltd.	4,000	37,423
Sekisui Chemical	12,000	87,594
Sekisui House Ltd.	14,000	162,908
Seven-Eleven Japan	10,600	333,671
Sharp Corp.	27,000	440,220
Shimachu Co. Ltd.	1,500	37,058
Shimamura Co. Ltd.	500	36,449
Shimano Inc.	2,200	62,713
Shimizu Corp.	14,000	70,130
Shin-Etsu Chemical Co. Ltd.	10,000	409,317
Shinsei Bank LTD.	15,000	102,037
Shionogi & Co. Ltd.	8,000	110,477
Shiseido Co. Ltd.	10,000	144,625
Shizuoka Bank Ltd.	17,000	160,871
Showa Denko K.K.	25,000	64,321
Showa Shell Sekiyu K.K.	4,300	39,099
Skylark Co. Ltd.	2,100	36,061
SMC Corp.	1,500	171,475
Snow Brand Milk Product Co. (a)	4,000	12,280
Softbank Corp.	6,500	316,100
Sojitz Holdings Corp. (a)	5,100	22,068
Sompo Japan Insurance Inc.	21,000	213,663
Sony Corp.	26,000	1,003,411
Stanley Electric Co. Ltd.	4,000	68,453
Sumitomo Bakelite Co. Ltd.	5,000	31,527
Sumitomo Chemical Co. Ltd.	37,000	181,016
Sumitomo Corp.	25,000	215,379
Sumitomo Electric Industries	19,000	206,461
Sumitomo Heavy Industries (a)	14,000	51,983
Sumitomo Metal Industries	99,000	134,110
Sumitomo Metal Mining Co. Ltd.	14,000	99,873
Sumitomo Mitsui Financial Gr	114	827,697
Sumitomo Osaka Cement Co. Ltd.	11,000	26,908
Sumitomo Realty & Development	11,000	143,222
Sumitomo Trust & Banking	33,000	238,310
Surgua Bank Ltd.	6,000	47,832
Suzuken Co. Ltd.	1,440	38,593
T&D Holdings Inc. (a)	5,150	245,931
Taigo Nippon Sanso Corp.	8,000	46,857
Taiheiyo Cement Corp.	23,000	57,158
Taisei Corp.	21,000	81,659
Taisho Pharmaceutical Co. Ltd.	5,000	108,664
Taiyo Yuden Co. Ltd.	3,000	34,850
Takara Holdings Inc.	5,000	32,502
Takashimaya Co. Ltd.	7,000	67,264
Takeda Pharmaceutical Co. Ltd.	25,000	1,257,188
Takefuji Corp.	1,910	128,996
Takuma Co. Ltd.	2,000	15,729
TDK Corp.	3,300	244,099
Teijin Ltd.	22,000	95,410
Teikoku Oil Co.	5,000	27,775
Terumo Corp.	4,700	126,420
The Daimaru Inc.	6,000	49,060
THK Co. Ltd.	2,600	51,438
TIS Inc.	900	39,382
Tobu Railway Co. Ltd.	20,000	76,016
Toda Corp.	6,000	29,237
TOHO Co. Ltd.	3,800	59,957
Tohoku Electric Power	12,000	215,184
Tokyo Broadcasting System	1,000	16,285
Tokyo Electric Power Co.	32,400	794,133
Tokyo Electron Ltd.	4,800	295,176
Tokyo Gas Co. Ltd.	70,000	286,522
Tokyo Style Co. Ltd.	2,000	23,448
Tokyu Corp.	27,000	145,775
Tokyu Land Corp.	8,000	33,369
Tonengeneral Sekiyu KK	9,000	81,834
Toppan Printing Co. Ltd.	16,000	177,293
Toray Industries Inc.	34,000	159,049
Toshiba Corp.	83,000	355,911
Tosoh Corp.	14,000	62,898
Toto Ltd.	9,000	85,781
Toy Suisan Kaisha Ltd.	2,000	29,432
Toyo Seikan Kaisha Ltd.	4,000	73,677
Toyobo Co. Ltd.	14,000	33,700
Toyoda Gosei Co. Ltd.	1,600	32,511
Toyota Industries Corp.	5,200	129,734
Toyota Motor Corp.	81,200	3,299,912
Trend Micro Inc. (a)	2,500	134,733
UBE Industries Ltd. (a)	25,000	42,150
UFJ Holdings Inc (a)	108	653,621
UNI Charm Corp.	1,200	57,421
Uniden Corp.	2,000	39,372
UNY Co. Ltd.	5,000	57,061
Ushio Inc.	3,000	55,989
USS Co. Ltd.	710	59,507
Wacoal Corp.	3,000	35,932
West Japan Railway Co.	47	189,631
World Co. Ltd.	1,000	35,084
Yahoo! Japan Corp. (a)	52	249,332
Yakult Honsha Co. Ltd.	3,000	53,328
Yamada Denki Co. Ltd.	2,100	89,845
Yamaha Corp.	4,600	70,114
Yamaha Motor Co. Ltd.	4,400	65,951
Yamanouchi Pharmaceutical	8,600	334,412
Yamato Transport Co. Ltd.	11,000	162,947
Yamazaki Baking Co. Ltd.	3,000	27,892
Yokogawa Electric Corp.	6,000	80,109

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Zeon Corp.	4,000	$33,525

		55,082,682

Luxembourg (0.13%)
Arcelor	13,765	316,634

Netherlands (4.91%)
ABN Amro Holdings NV	44,026	1,163,109
Aegon NV	38,635	525,269
AKZO Nobel	7,448	316,805
ASML Holding NV (a)	13,586	217,491
Corio NV	1,172	68,471
DSM NV	2,140	138,135
Euronext	2,738	83,394
Getronics NV (a)	13,502	30,747
Hagemeyer NV (a)	14,127	32,554
Heineken NV	6,931	230,459
IHC Caland NV	883	55,943
ING Groep NV CVA	51,633	1,557,945
Koninklijke AHold NV (a)	44,188	341,412
Koninklijke KPN NV	55,408	524,988
Koninklijke Numico NV (a)	4,187	150,570
OCE NV	2,286	34,891
Philips Electronics NV	37,041	979,579
Qiagen NV (a)	4,066	44,367
Randstad Holding NV	1,345	52,780
Reed Elsevier NV	19,232	261,472
Rodamco Europe NV	1,401	110,905
Royal Dutch Petroleum	58,505	3,358,504
Stmicroelectronics NV	16,205	315,210
TNT Post Group	10,574	286,374
Unilever NV CVA	16,094	1,076,155
Vedior NV-CVA	4,907	79,751
VNU NV	6,846	201,649
Wereldhave NV	569	61,702
Wolters Kluwer - CVA	7,665	153,459

		12,454,090

New Zealand (0.23%)
Auckland International Airport	9,414	53,909
Carter Holt Harvey Ltd.	19,351	28,745
Contact Energy Ltd.	8,708	39,993
Fisher & Paykel Appliances Class H	6,917	21,344
Fisher & Paykel Healthcare Class C	9,905	23,029
Fletcher Building Ltd.	12,305	58,455
Independent Newspapers Ltd.	2,780	11,471
NGC Holdings Ltd.	3,020	6,718
Sky City Entertainment Group	11,467	44,270
Sky Network Television Ltd. (a)	1,446	6,382
Telecom Corp. of New Zealand	55,339	244,224
The Warehouse Group Ltd.	6,267	16,325
Tower Ltd. (a)	10,466	16,072
Waste Management Ltd.	3,571	14,478

		585,415

Norway (0.60%)
DNB Nor ASA	18,342	180,291
Frontline Ltd.	1,077	47,749
Norsk Hydro ASA	4,066	319,062
Norske Skogindustrier Class ASA	3,165	68,208
Orkla AS Class A	5,282	172,918
Petroleum Geo Services (a)	458	28,518
Schibsted ASA	1,284	36,332
Smedvig ASA Class A	1,055	17,659
Statoil ASA	15,217	237,817
Storebrand ASA	6,243	60,081
Tandberg ASA	3,586	44,392
Telenor ASA	22,252	201,336
Tomra Systems ASA	5,858	32,091
Yara International ASA (a)	6,266	82,207

		1,528,661

Portugal (0.35%)
Banco Comercial Portugues-R	50,977	130,598
Banco Espirito Santo	3,010	54,265
BPI SPGS SA	10,426	42,115
Brisa Auto-Estradas-Priv Shr	8,922	81,633
Cimpor-Cimentos De Portugal	3,924	22,074
Energias De Portugal SA	64,844	196,009
Jeronimo Martins (a)	1,113	14,634
Portugal Telecom SGPS SA	22,965	283,274
PT Multimedia Servicos	1,158	29,023
Sonae SGPS SA	26,818	38,896

		892,521

Singapore (0.81%)
Allgreen Properties Ltd.	14,000	9,268
Ascendas Real Estate Investment Trust	14,000	14,674
Capitaland Ltd.	29,128	38,030
Capitamall Trust	12,000	12,946
Chartered Semiconductor Mfg. Ltd. (a)	30,600	18,382
City Developments Ltd	12,031	52,360
Comfortdelgro Corp. Ltd.	46,000	43,705
Creative Technology Ltd.	1,500	22,435
Datacraft Asia Ltd. (a)	10,000	10,800
DBS Group Holdings Ltd.	32,445	320,194
Fraser & Neave Ltd.	5,300	52,955
Haw Par Corp. Ltd.	3,374	10,651
Jardine Cycle & Carriage Ltd.	4,015	26,087
Keppel Corp. Ltd.	16,001	84,350
Keppel Land Ltd.	9,000	12,413
Neptune Orient Lines Ltd.	13,000	23,906
Oversea-Chinese Banking Corp.	30,000	248,253
Parkway Holdings Ltd.	22,000	20,228

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Singapore (Cont.)
Sembcorp Industries Ltd.	20,000	$19,860
Sembcorp Logistics Ltd.	10,000	10,604
Sembcorp Marine Ltd.	13,000	10,837
Singapore Airlines Ltd.	14,000	97,830
Singapore Exchange Ltd.	25,000	27,430
Singapore Land Ltd.	2,000	5,811
Singapore Post Ltd.	38,000	20,731
Singapore Press Holdings Ltd.	44,200	124,629
Singapore Technologies Engineering	39,381	56,245
Singapore Telecommunications	185,790	271,043
SMRT Corp. Ltd.	28,000	15,104
Stats Chippac Ltd. (a)	23,000	14,239
United Overseas Bank	32,616	275,898
United Overseas Land Ltd.	9,000	11,144
Venture Corp. Ltd.	6,397	62,347
Wing Tai Holdings Ltd	14,000	8,582

		2,053,971

Spain (4.07%)
Abertis Infraestructuras SA	7,242	159,028
AC Aguas De Barcelona (a)	21	438
AC. Acerinox	5,152	82,475
Acciona SA	801	70,683
ACS Activades Cons Y Serv	7,605	173,184
Aguas De Barcelona Class A	2,139	44,593
Altadis SA	7,456	340,593
Amadeus Global Travel	8,763	89,918
Antena 3 Television (a)	581	41,858
Banco Bilbao Vizcaya Argenta	90,344	1,598,120
Banco Popular Espanol	4,351	286,042
Banco Santander Central Hisp	167,153	2,068,638
Cintra Concesiones de Infrae (a)	5,493	60,162
Corporacion Mapfre SA	2,925	42,979
Endesa SA	26,697	625,687
Fomento De Construct Y Contra	1,379	66,227
Gamesa Corp Technologica SA	2,733	38,157
Gas Natural SDG SA	4,444	137,103
Grupo Ferrovial	1,726	91,993
Iberdrola SA	21,319	540,391
Iberia (Lineas Aer De Espana)	12,205	42,187
Inditex	6,086	179,016
Indra Sistemas SA	3,438	58,579
Metrovacesa SA	934	43,298
NH Hoteles SA	2,552	33,762
Promotora De Infom SA	2,292	48,528
Repsol YPF SA	25,488	661,958
Sacyr Vallehermoso SA	3,041	50,083
Sogecable (a)	986	43,651
Telefonica Publicidad E Info	4,845	44,790
Telefonica SA	125,323	2,354,472
Union Fenosa SA	5,958	156,272
Zeltia SA	4,675	32,635

		10,307,500

Sweden (2.50%)
Alfa Laval AB	2,441	39,430
ASSA Abloy AB Class B	8,400	143,259
Atlas Copco AB Class A	3,088	139,201
Atlas Copco AB Ser B	1,882	78,474
Axfood AB	665	22,483
Billerud Aktiebolag	1,796	31,979
Capio AB (a)	2,419	28,715
Castellum AB	979	35,011
D. Carnegie & Co. AB	1,400	18,091
Electrolux AB Class B	7,868	179,702
Elekta AB Class B (a)	673	19,365
Eniro AB	4,693	47,952
Ericsson LM Class B (a)	407,190	1,297,115
Gambro AB Class A	4,738	67,456
Gambro AB Class B	2,764	38,729
Getinge AB Class B	4,268	53,069
Hennes & Mauritz AB Class B	13,231	460,245
Hoganas AB Class B	736	19,741
Holmen AB Class B	1,334	46,103
Lundin Petroleum AB (a)	4,049	23,180
Modern Times Group (a)	1,492	40,578
Nordea Bank AB	61,329	617,428
OMX AB (a)	2,116	27,026
Oriflame Cosmetics SA-SDR (a)	1,050	24,297
Sandvik AB	6,178	248,787
SAS AB (a)	1,598	14,407
Scania AB Class B	2,653	104,843
Securitas AB Class B	8,524	146,014
Skandia Forsakrings AB	29,035	144,409
Skandinaviska Enskilda Bank Class A	13,077	252,497
Skanska AB Class B	9,995	119,773
SKF AB Class B	2,555	113,639
Ssab Svenskt AB Series A	1,528	36,736
SSAB Svenskt AB Series B	652	15,332
Svenska Cellulosa AB Class B	5,467	232,888
Svenska Handelsbanken	14,716	382,544
Swedish Match AB	9,931	114,902
Tele2 AB Class B	2,683	105,222
Teliasonera AB	52,049	311,273
Trelleborg AB Class B	2,394	40,649
Volvo AB Class B	6,368	252,133
Volvo AB Class A	2,774	105,665
Wihlborgs Fastigheter AB	3,328	70,009
WM Data AB	7,612	16,470

		6,326,821

Switzerland (6.79%)
ABB Ltd. (a)	51,904	289,114

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

Switzerland (Cont.)
Adecco SA	3,691	$185,359
CIBA Specialty Chemicals (a)	1,902	144,318
CIE Fincance Richemont Class A	14,639	486,041
Clariant AG	6,575	105,834
Credit Suisse Group (a)	31,858	1,335,800
Geberit AG Reg	91	66,414
Givaudan	218	143,230
Holcim Ltd.	4,501	270,455
Kudelski SA Bearer (a)	1,008	36,960
Kuoni Reisen Holding	78	34,211
Logitech International (a)	1,222	74,499
Lonza Group AG	1,044	58,611
Micronas Semiconductor (a)	849	41,519
Nestle SA	11,316	2,953,079
Nobel Biocare Holding AG	136	24,575
Nobel Biocare Holding AG	543	99,297
Novartis AG	66,867	3,360,947
Phonak Holding AG	1,381	45,428
Rieter Holding AG	136	39,368
Roche Holding AG	19,737	2,266,292
Schindler Holding AG	156	61,716
Serono SA Class B	177	116,292
SGS SA	120	83,842
Straumann Holding AG-REG	197	40,782
Sulzer AG	93	36,894
Swiss Reinsurance	9,064	644,816
Swisscom AG	738	290,021
Syngenta AG (a)	2,981	315,881
Synthes Inc. (a)	1,270	142,040
The Swatch Group AG	1,683	49,900
The Swatch Group AG Class B	971	142,158
UBS AG	30,011	2,510,131
Unaxis Holding AG	350	34,693
Valora Holding AG	102	25,053
Zurith Financial Services (a)	4,046	672,914

		17,228,484

United Kingdom (24.88%)
3I Group PLC	17,385	222,097
Aegis Group PLC	32,680	67,702
Aggreko PLC	6,054	19,510
Alliance Unichem PLC	7,225	104,566
AMEC PLC	8,402	47,988
Amvescap PLC	20,130	123,852
Anglo American PLC	39,683	937,798
ARM Holdings PLC	29,885	63,345
Arriva PLC	6,186	64,076
Associated British Ports Holdings PLC	9,292	84,664
Astrazeneca PLC	46,787	1,695,318
Aviva PLC	63,524	765,229
BAA PLC	29,687	332,562
BAE Systems PLC	85,271	377,022
Balfour Beatty PLC	11,946	72,239
Barclays PLC	181,314	2,038,088
Barratt Developments PLC	6,776	77,272
BBA Group PLC	12,207	66,910
Bellway PLC	2,791	43,633
BG Group PLC	99,119	673,060
BHP Billiton PLC	69,528	814,215
BOC Group PLC	14,132	269,318
Boots Group PLC	21,456	269,784
BP PLC	609,627	5,940,484
BPB PLC	13,757	124,884
Brambles Industries PLC	21,292	106,292
British Airways PLC (a)	15,321	69,064
British American Tobacco PLC	45,213	778,380
British Land Co. PLC	14,572	250,450
British Sky Broadcasting PLC	35,047	377,817
BT Group PLC	238,760	929,719
Bunzl PLC	12,502	104,199
Cable & Wireless PLC	67,674	154,801
Cadbury Schweppes PLC	58,675	545,869
Capita Group PLC	18,672	130,999
Carnival PLC	4,734	288,587
Cattles PLC	9,132	64,287
Centrica PLC	108,338	490,960
Close Brothers Group PLC	3,443	48,509
Cobham PLC	3,104	73,652
Compass Group PLC	59,353	280,358
Cookson Group PLC (a)	49,137	33,460
Corus Group PLC (a)	114,750	111,157
Daily Mail & General NV	8,451	120,283
Davis Service Group PLC	4,824	37,939
De La Rue PLC	5,153	34,299
Diageo PLC	85,905	1,224,338
Dixons Group PLC	53,152	154,973
Eircom Group PLC	11,647	27,312
Electrocomponents PLC	11,470	62,650
EMAP PLC	7,468	116,821
EMI Group PLC	22,028	111,973
Enterprise Inns	9,836	149,996
Exel PLC	8,270	114,693
FirstGroup PLC	11,683	78,156
FKI PLC	14,846	33,176
Friends Provident PLC	56,906	168,102
GKN PLC	20,220	91,729
GlaxoSmithKline PLC	165,416	3,877,418
Great Portland Estates	3,771	23,798
Group 4 Securicor (a)	32,208	86,494
GUS PLC	28,192	507,521
Hammerson PLC	7,870	131,111
Hanson PLC	19,948	171,137
Hays PLC	47,484	113,172
HBOS PLC	109,368	1,779,017
Hilton Group PLC	44,074	240,524

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
HMV Group PLC	9,630	$48,028
HSBC Holdings PLC	310,795	5,240,308
ICAP PLC	13,866	72,279
IMI PLC	9,500	71,753
Imperial Chemical Industries PLC	32,444	149,984
Imperial Tobacco Group PLC	20,273	554,927
Inchcape PLC	2,167	81,264
Intercontinental Hotels Group	17,589	218,461
International Power PLC (a)	40,539	120,142
Intertek Group PLC	3,919	52,998
Invensys PLC (a)	152,577	45,364
Invensys PLC Deferred (a)	93,894	—
ITV PLC	116,811	235,830
Johnson Matthey PLC	6,371	120,742
Kelda Group PLC	10,222	124,020
Kesa Electricals PLC	14,346	77,740
Kidde PLC	23,865	76,220
Kingfisher PLC	64,763	384,797
Land Securities Group PLC	13,128	352,550
Legal and General Group PLC	181,086	382,095
Liberty International PLC	7,551	140,570
Lloyds TSB Group PLC	156,442	1,419,412
LogicaCMG PLC	21,951	81,160
London Stock Exchange GBP	7,306	81,564
Man Group PLC	7,731	218,292
Marconi Corp. PLC (a)	5,348	57,704
Marks & Spencer Group PLC	46,123	303,463
Meggitt PLC	11,275	56,611
MFI Furniture Group PLC	17,686	42,067
Misys PLC	15,108	60,641
Mitchells & Butler	15,555	101,448
National Express Group PLC	4,162	65,904
National Grid Transco PLC	87,131	828,988
Next PLC	7,283	230,509
Novar PLC	15,082	54,461
Pearson PLC	22,446	270,606
Penninsular & Orient Steam Navigation	21,151	120,701
Persimmon PLC	7,881	104,461
Pilkington PLC	27,388	57,789
Premier Farnell PLC	9,371	30,738
Provident Financial PLC	7,546	97,270
Prudential PLC	66,323	576,310
Punch Taverns PLC-W/I	7,142	94,597
Rank Group PLC	17,010	86,139
Reckitt Benckiser PLC	16,573	500,380
Reed Elsevier PLC	36,492	336,345
Rentokil Initial PLC	51,130	144,910
Reuters Group PLC	39,934	289,170
Rexam PLC	15,263	134,530
Rio Tinto PLC	29,941	880,445
RMC Group PLC	6,526	106,279
Rolls Royce Group (a)	43,375	205,509
Royal & Sun Alliance Insurance Group PLC	80,444	119,588
Royal Bank of Scotland Group	88,040	2,958,748
Sabmiller PLC	22,375	370,826
Sage Group PLC	35,706	138,524
Sainsbury	37,702	195,626
Schroders PLC	3,763	54,209
Scottish & Newcastle PLC	23,214	194,036
Scottish & Southern Energy PLC	24,352	407,562
Scottish Power PLC	52,981	409,816
Serco Group PLC	12,989	59,797
Severn Trent PLC	9,461	175,492
Shell Transport & Trading Co. PLC	270,441	2,303,294
Signet Group PLC	48,078	101,446
Slough Estates PLC	12,529	132,182
Smith & Nephew PLC	25,885	264,648
Smiths Group PLC	15,481	244,098
SSL International PLC	4,684	28,302
Stagecoach Group	20,769	45,317
Tate & Lyle PLC	12,132	110,017
Taylor Woodrow PLC	15,219	79,405
Tesco PLC	216,452	1,335,900
The Berkeley Group Holdings	2,941	45,639
TI Automotive Ltd. (a) (b)	12,271	—
Tomkins PLC	22,763	111,016
Trinity Mirror PLC	8,304	101,307
Unilever PLC	77,726	762,616
United Business Media	9,640	88,759
United Utilities PLC	16,016	193,548
United Utilities PLC Class A	8,898	76,380
Vodafone Group PLC	1,856,430	5,029,918
Whitebread PLC	8,452	137,240
William Hill PLC-W/I	11,422	123,571
Wimpey (George) PLC	10,939	84,877
Wolseley PLC	16,646	310,842
WPP Group PLC	31,181	342,719
Yell Group PLC	19,060	160,868

		63,077,416

Total Common Stocks (cost $228,239,733)		251,086,571

Preferred Stocks (0.20%)

Germany (0.20%)
Fresenius Medical Care PFD	763	44,111
Henkel KGAA Vorzug	1,636	141,926
Porsche AG PFD	223	141,919
Prosieben Sat 1 Media AG	2,408	44,064
RWE AG-Non VTG PFD	1,038	48,134

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
Preferred Stocks (Cont.)

Germany (Cont.)
Volkswagen AG PFD	2,887	$95,524

		515,678

Total Preferred Stocks (cost $443,045)		515,678

Repurchase Agreement (0.27%)
Investors Triparty Repurchase Agreements, (c) (d) 1.25% to be repurchased at $686,624 on 01/03/2005	$686,552	$686,552

Total Repurchase Agreement (cost $686,552)		686,552

TOTAL INVESTMENTS (99.49%) (cost $229,369,330)		252,288,801

CASH(d) AND OTHER ASSETS, NET OF LIABILITIES (0.51%)		1,289,044

NET ASSETS (100.0%)		$253,577,845

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, this security had no market value.
(c)	Repurchase agreement is fully collateralized by U.S. Treasury or Government Agency Securities with a market value of $700,567 as of December 31, 2004.
(d)	At December 31, 2004, these securities and cash have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

Approximately 34.40% of the investment securities are denominated in the Euro, followed by 24.99% in the British Pound, 21.83% in the Japanese Yen, 6.79% in the Swiss Franc, 5.03% in the Australian Dollar, 2.55% in the Swedish Krone and 1.69% in the Hong Kong Dollar. The remaining investment securities, representing 2.72% of total investments, are denominated in five currencies, each of which represents less than 0.81% of total investments.

INTERNATIONAL FUND INDUSTRY CLASSIFICATIONS

Industry	Value	%
Banks	$39,547,373	15.60
Communications	27,642,840	10.90
Consumer Goods & Services	26,789,390	10.57
Mining & Refining	25,017,002	9.87
Machinery, Manufacturing, & Construction	24,550,266	9.68
Health Care	20,574,447	8.11
Real Estate & Other Financial	20,384,909	8.04
Transportation	17,296,372	6.82
Agriculture, Foods, & Beverage	11,523,517	4.54
Retail	11,321,813	4.46
Utilities & Energy	10,340,588	4.08
Insurance	9,865,406	3.89
Chemicals	6,221,342	2.45
Other	456,646	0.18
Mining & Metals	55,664	0.02
Financial Services	14,674	0.01

Total Stocks	251,602,249	99.22
Repurchase Agreement	686,552	0.27
Cash and Other Assets, Net of Liabilities	1,289,044	0.51

Net Assets	$253,577,845	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares	Value
Registered Investment Companies (99.90%)
State Farm Variable Product Trust Bond Fund (39.04%) (a)	3,194,173	$32,804,161
State Farm Variable Product Trust Large Cap Equity Index Fund (60.86%) (a)	4,171,946	51,148,062

Total Registered Investment Companies (cost $84,936,670)		83,952,223

TOTAL INVESTMENTS (99.90%) (cost $84,936,670)		83,952,223

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.10%)		83,269

NET ASSETS (100.00%)		$84,035,492

(a)	Issuer is affiliated with the Stock and Bond Balanced Fund’s Investment Adviser.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Principal amount	Value
Corporate Bonds (63.28%)

Aerospace/Defense (1.09%)
TRW Inc.
6.730%, 07/11/2007	$900,000	$949,401
General Dynamics Corp.
3.000%, 05/15/2008	1,000,000	977,564

		1,926,965

Agriculture, Foods, & Beverage (5.88%)
Coca-Cola
4.000%, 06/01/2005	1,000,000	1,004,296
Sysco Corp.
4.750%, 07/30/2005	1,000,000	1,010,041
Kellogg Co.
6.000%, 04/01/2006	1,000,000	1,031,021
Coca-Cola Enterprises Inc.
2.500%, 09/15/2006	1,000,000	985,663
Bottling Group LLC
2.450%, 10/16/2006	1,000,000	984,713
General Mills Inc.
5.125%, 02/15/2007	1,000,000	1,026,717
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	968,458
Campbell Soup Co.
6.750%, 02/15/2011	1,000,000	1,127,617
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,127,721
ConAgra Foods Inc.
6.750%, 09/15/2011	1,000,000	1,125,074

		10,391,321

Automotive (3.23%)
Toyota Motor Credit
5.650%, 01/15/2007	1,000,000	1,042,705
General Motors Acceptance Corp.
6.150%, 04/05/2007	1,500,000	1,541,508
General Motors Corp.
7.200%, 01/15/2011	1,000,000	1,025,642
Ford Motor Credit Co.
7.375%, 02/01/2011	1,000,000	1,077,751
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011	1,000,000	1,015,000

		5,702,606

Banks (2.54%)
JPMorgan Chase & Co.
5.350%, 03/01/2007	1,000,000	1,038,008
Bank One Corp.
2.625%, 06/30/2008	1,000,000	960,100
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	1,004,064
Bank of America Corp.
4.250%, 10/01/2010	1,500,000	1,496,154

		4,498,326

Building Materials & Construction (2.03%)
Masco Corp.
6.750%, 03/15/2006	500,000	520,845
York International Corp.
6.625%, 08/15/2006	1,000,000	1,043,241
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	1,018,785
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,003,322

		3,586,193

Chemicals (3.57%)
Praxair Inc.
6.900%, 11/01/2006	1,000,000	1,065,672
The Dow Chemical Co.
5.750%, 12/15/2008	1,000,000	1,064,843
Great Lakes Chemical Corp.
7.000%, 07/15/2009	2,000,000	2,214,682
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	994,060
EI du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	972,558

		6,311,815

Computers (0.57%)
International Business Machines Corp.
4.125%, 06/30/2005	1,000,000	1,007,150

Consumer & Marketing (6.43%)
The Procter & Gamble Co.
4.000%, 04/30/2005	1,000,000	1,005,023
The Gillette Co.
4.000%, 06/30/2005	1,000,000	1,005,302
Hasbro Inc.
5.600%, 11/01/2005	2,000,000	2,032,500
Steelcase Inc.
6.375%, 11/15/2006	1,000,000	1,032,380
RR Donnelley & Sons Co.
3.750%, 04/01/2009	1,000,000	986,851
Newell Rubbermaid Inc.
4.625%, 12/15/2009	1,000,000	1,009,428
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,150,221
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,091,970
Kimberly Clark Corp.
5.000%, 08/15/2013	1,000,000	1,030,273

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
The Procter & Gamble Co.
4.950%, 08/15/2014	$1,000,000	$1,022,500

		11,366,448

Consumer Staples (1.78%)
Dean Foods Co.
8.150%, 08/01/2007	1,000,000	1,090,000
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	994,528
5.625%, 11/01/2011	1,000,000	1,058,942

		3,143,470

Electronic/Electrical Mfg. (1.49%)
Emerson Electric Co.
5.500%, 09/15/2008	500,000	530,020
5.750%, 11/01/2011	1,000,000	1,083,823
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,025,965

		2,639,808

Financial Services (1.71%)
General Electric Capital Corp.
4.250%, 01/28/2005	1,000,000	1,001,145
Citigroup Inc.
5.000%, 03/06/2007	1,000,000	1,032,119
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	994,623

		3,027,887

Forest Products & Paper (1.47%)
International Paper Co.
7.875%, 08/01/2006	1,000,000	1,063,947
Weyerhaeuser Co.
6.125%, 03/15/2007	1,000,000	1,052,941
International Paper Co.
4.000%, 04/01/2010	500,000	490,199

		2,607,087

Health Care (5.99%)
Merck & Co. Inc.
4.125%, 01/18/2005	1,000,000	1,000,566
Eli Lilly & Co.
2.900%, 03/15/2008	1,000,000	977,177
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	1,005,446
Abbott Laboratories
5.400%, 09/15/2008	500,000	529,905
3.500%, 02/17/2009	500,000	494,885
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	1,011,613
Amgen Inc. (a)
4.000%, 11/18/2009	1,000,000	996,898
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	975,864
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	988,399
Schering Plough Corp.
5.550%, 12/01/2013	500,000	522,579
Astrazeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,051,355
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,038,846

		10,593,533

Machinery & Manufacturing (4.95%)
3M Co.
4.150%, 06/30/2005	1,000,000	1,005,810
Ingersoll Rand
6.250%, 05/15/2006	1,000,000	1,038,724
Cooper Industries Inc.
5.250%, 07/01/2007	1,000,000	1,036,020
Dover Corp.
6.250%, 06/01/2008	1,425,000	1,548,592
BF Goodrich Co.
6.600%, 05/15/2009	1,000,000	1,093,363
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,155,341
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,122,324
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	759,761

		8,759,935

Media & Broadcasting (1.81%)
Gannett Co.
4.950%, 04/01/2005	1,000,000	1,004,983
The Walt Disney Co.
5.500%, 12/29/2006	1,000,000	1,042,667
Knight-Ridder Inc.
7.125%, 06/01/2011	1,000,000	1,151,883

		3,199,533

Mining & Metals (1.99%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	958,829
Alcan Inc.
6.450%, 03/15/2011	500,000	555,899
BHP Billiton Finance
4.800%, 04/15/2013	1,000,000	1,013,139

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Principal amount	Value
Corporate Bonds (Cont.)

Mining & Metals (Cont.)
Barrick Gold Finance Inc.
4.875%, 11/15/2014	$1,000,000	$996,367

		3,524,234

Oil & Gas (3.19%)
BP Capital Markets PLC
4.000%, 04/29/2005	1,000,000	1,004,353
ChevronTexaco
3.500%, 09/17/2007	1,000,000	1,004,439
Southern California Gas
4.375%, 01/15/2011	1,000,000	1,003,037
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,116,177
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	1,016,613
Vectren Utility
5.250%, 08/01/2013	500,000	504,213

		5,648,832

Pharmaceuticals (0.55%)
GlaxoSmithKline
2.375%, 04/16/2007	1,000,000	978,936

Retailers (2.55%)
Wal-Mart Stores Inc.
5.450%, 08/01/2006	500,000	517,168
Safeway Inc.
4.125%, 11/01/2008	1,000,000	994,128
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	1,016,810
CVS Corp.
4.000%, 09/15/2009	1,000,000	995,300
Home Depot Inc. (a)
3.750%, 09/15/2009	1,000,000	991,046

		4,514,452

Telecom & Telecom Equipment (4.63%)
Vodafone Group PLC
7.625%, 02/15/2005	1,000,000	1,005,831
AT&T Corp.
7.000%, 05/15/2005	1,000,000	1,017,500
BellSouth Telecommunications Inc.
6.500%, 06/15/2005	1,000,000	1,016,713
Deutsche Telekom International Financial
8.250%, 06/15/2005	2,000,000	2,046,608
Cingular Wireless
5.625%, 12/15/2006	1,000,000	1,038,628
Verizon Wireless
5.375%, 12/15/2006	1,000,000	1,035,805
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,019,222

		8,180,307

Utilities & Energy (5.83%)
Southwestern Electric Power
4.500%, 07/01/2005	1,000,000	1,006,720
Duke Energy Field Services
7.500%, 08/16/2005	500,000	513,210
Public Service Co. of Colorado
7.125%, 06/01/2006	2,000,000	2,099,376
Virginia Electric & Power
5.375%, 02/01/2007	1,000,000	1,035,859
Georgia Power
4.875%, 07/15/2007	1,000,000	1,028,680
Pacificorp
4.300%, 09/15/2008	1,000,000	1,009,919
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	988,517
Commonwealth Edison
4.740%, 08/15/2010	1,000,000	1,029,778
Duke Energy Corp.
6.250%, 01/15/2012	500,000	545,078
Union Elec Co.
5.500%, 05/15/2014	1,000,000	1,047,076

		10,304,213

Total Corporate Bonds (cost $108,421,802)		111,913,051

Taxable Municipal Bonds (0.55%)

New Jersey State Turnpike Authority Transportation
2.840%, 01/01/2008	1,000,000	972,560

Total Taxable Municipal Bonds (cost $1,000,000)		972,560

Government Agency Securities (13.63%) (b)

Federal Home Loan Mortgage Corp.
5.250%, 01/15/2006	5,000,000	5,107,105
5.125%, 10/15/2008	4,000,000	4,208,504
6.625%, 09/15/2009	2,000,000	2,236,682
4.500%, 07/15/2013	1,500,000	1,506,338
5.200%, 03/05/2019	2,000,000	1,977,394

Federal National Mortgage Association
5.250%, 06/15/2006	1,000,000	1,029,493
7.125%, 03/15/2007	2,000,000	2,160,534
6.625%, 10/15/2007	2,000,000	2,167,466

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2004

	Shares or principal amount	Value
Government Agency Securities (Cont.)
3.250%, 08/15/2008	$1,500,000	$1,480,230
6.625%, 09/15/2009	2,000,000	2,233,148

Total Government Agency Securities (cost $ 22,963,870)		24,106,894

U.S. Treasury Obligations (17.45%)

U.S. Treasury Notes
5.750%, 11/15/2005	3,200,000	3,282,000
7.000%, 07/15/2006	2,000,000	2,120,468
3.500%, 11/15/2006	5,000,000	5,042,190
6.625%, 05/15/2007	3,000,000	3,236,367
5.500%, 02/15/2008	2,000,000	2,131,094
5.625%, 05/15/2008	2,000,000	2,145,156
6.000%, 08/15/2009	3,000,000	3,308,673
6.500%, 02/15/2010	3,000,000	3,396,444
5.000%, 08/15/2011	3,000,000	3,193,710
4.000%, 11/15/2012	3,000,000	2,994,960

Total U.S. Treasury Obligations (cost $30,618,255)		30,851,062

Short-term Investments (3.97%)
JPMorgan Treasury Plus Money Market Fund	7,027,106	7,027,106

Total Short-term Investments (cost $7,027,106)		7,027,106

TOTAL INVESTMENTS (98.88%) (cost $170,031,033)		174,870,673

OTHER ASSETS, NET OF LIABILITIES (1.12%)		1,986,251

NET ASSETS (100.00%)		$176,856,924

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $1,987,944 or 1.12% of net assets.
(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2004

	Shares or principal amount	Value
Short-term Investments (100.15%)

Agriculture, Foods, & Beverage (4.83%)
Coca-Cola
2.130%, 01/11/2005	$2,700,000	$2,698,402

Automotive (18.49%)
American Honda Finance Corp.
2.230%, 01/18/2005	2,154,000	2,151,732
New Center Asset Trust
1.920%, 01/24/2005	2,700,000	2,696,688
Toyota Motor Credit Corp.
2.290%, 02/03/2005	2,750,000	2,744,227
FCAR Owner Trust Series I
2.360%, 02/07/2005	2,750,000	2,743,330

		10,335,977

Computers (4.90%)
International Business Machines Corp.
2.270%, 02/16/2005	2,750,000	2,742,023

Consumer & Marketing (4.82%)
Procter & Gamble Co. (a)
2.230%, 02/04/2005	2,700,000	2,694,314

Financial Services (14.56%)
Household Finance Corp.
2.200%, 01/21/2005	2,750,000	2,746,639
Citicorp
2.230%, 01/27/2005	2,700,000	2,695,651
General Electric Capital Corp.
2.040%, 01/31/2005	2,700,000	2,695,410

		8,137,700

Government Agency Securities (34.78%) (b)
Federal National Mortgage Association
2.240%, 01/07/2005	2,000,000	1,999,287
2.035%, 01/26/2005	2,000,000	1,997,173
1.920%, 01/28/2005	3,000,000	2,995,680
2.250%, 02/10/2005	3,500,000	3,491,250
2.320%, 02/16/2005	3,000,000	2,991,107
1.980%, 02/25/2005	3,000,000	2,990,925
2.532%, 05/18/2005	3,000,000	2,971,093

		19,436,515

Health Care (4.83%)
Pfizer Inc.
2.020%, 01/03/2005	2,700,000	2,699,697

Registered Investment Companies (3.30%)
JPMorgan Treasury Plus Money Market Fund	1,844,110	1,844,110

Telecom & Telecom Equipment (9.64%)
BellSouth Corp.
2.010%, 01/19/2005	2,700,000	2,697,286

	Principal amount	Value
Short-term Investments (Cont.)

Telecom & Telecom Equipment (Cont.)
SBC Communications (a)
2.380%, 03/07/2005	$2,700,000	$2,688,398

		5,385,684

Total Short-term Investments (cost $55,974,422)		55,974,422

TOTAL INVESTMENTS (100.15%) (cost $55,974,422)		55,974,422

LIABILITIES, NET OF OTHER ASSETS (-0.15%)		(85,916)

NET ASSETS (100.00%)		$55,888,506

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $5,382,712 or 9.63% of net assets.
(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock & Bond Balanced Fund	Bond Fund	Money Market Fund
Assets
Investments in securities
At identified cost	$498,746,422	215,699,868	229,369,330	84,936,670	170,031,033	55,974,422

At market value	$497,853,157	263,614,866	252,288,801	83,952,223	174,870,673	55,974,422
Cash	886	213,802	—	50,625	—	—
Foreign currencies at value (cost $1,285,617)	—	—	1,304,330	—	—	—
Receivable for:
Dividends and interest	624,827	328,260	459,752	—	2,245,554	2,689
Shares of the Fund sold	61,554	732,620	112,526	32,644	26,339	5,887
Securities sold	—	78,466	118,820	—	—	—
Due from broker	—	318,636	—	—	—	—
Expense cap reimbursement	—	—	—	12,349	—	—
Variation margin	—	2,082	26,095	—	—	—
Prepaid expenses	6,096	3,475	13,423	1,486	2,671	1,168

Total assets	498,546,520	265,292,207	254,323,747	84,049,327	177,145,237	55,984,166

Liabilities and Net Assets
Payables
Shares of the Fund redeemed	521,253	133,043	100,766	—	18,572	12,830
Securities purchased	141,788	400,777	115,888	—	—	—
Securities sold short, at value (proceeds of $ 318,636)	—	318,636	—	—	—	—
Variation margin	13,474	—	—	—	—	—
Manager	363,401	301,796	446,006	—	239,788	65,392
Accrued liabilities	60,798	68,523	83,242	13,835	29,953	17,438

Total Liabilities	1,100,714	1,222,775	745,902	13,835	288,313	95,660

Net assets applicable to shares outstanding of common stock	$497,445,806	264,069,432	253,577,845	84,035,492	176,856,924	55,888,506

Fund shares outstanding	40,572,255	21,450,752	20,645,167	7,078,658	17,217,511	55,888,506
Net asset value, offering price and redemption price per share	$12.26	12.31	12.28	11.87	10.27	1.00

Analysis of Net Assets
Paid-in-capital	$513,181,865	214,945,477	232,718,817	82,961,895	172,530,109	55,888,506
Accumulated net realized gain (loss)	(15,301,070)	786,276	(791,457)	—	(512,825)	—
Net unrealized appreciation (depreciation)	(509,464)	47,997,107	22,989,323	(984,447)	4,839,640	—
Undistributed (distributions in excess of) net investment income	74,475	340,572	(1,338,838)	2,058,044	—	—

Net assets applicable to shares outstanding	$497,445,806	264,069,432	253,577,845	84,035,492	176,856,924	55,888,506

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2004

	Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock & Bond Balanced Fund	Bond Fund	Money Market Fund
Investment Income:
Dividends	$8,776,708	2,644,661	6,086,753	2,057,765	—	—
Interest	172,269	65,284	12,891	375	8,046,120	741,683

	8,948,977	2,709,945	6,099,644	2,058,140	8,046,120	741,683
Less: foreign withholding taxes	—	(932)	(622,339)	—	—	—

Total investment income	8,948,977	2,709,013	5,477,305	2,058,140	8,046,120	741,683

Expenses:
Investment advisory and management fees	1,142,479	910,630	1,198,058	—	842,523	219,377
Reports to shareowners	75,455	100,517	69,975	20,084	39,059	20,753
License index fees	43,369	9,998	9,999	—	—	—
Professional fees	37,432	35,562	39,535	15,077	26,240	18,901
Trustees’ fees and expenses	10,151	5,231	4,684	1,776	3,947	1,324
Security valuation fees	9,415	32,532	102,137	—	9,633	—
ICI dues	4,618	2,384	2,221	810	2,001	666
Chief Compliance Officer expense	3,680	1,901	1,794	640	1,408	452
Fidelity bond expense	3,201	1,593	1,596	625	1,321	446
Registration fees	1,125	1,430	1,480	480	480	480
Custodian fees	—	—	243,513	288	2,292	2,432

Total expenses	1,330,925	1,101,778	1,674,992	39,780	928,904	264,831
Less: expense reimbursement from Manager	—	—	(41,277)	(39,780)	—	—

Net expenses	1,330,925	1,101,778	1,633,715	—	928,904	264,831

Net investment income	7,618,052	1,607,235	3,843,590	2,058,140	7,117,216	476,852

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	2,931,511	11,249,833	2,914,593	—	113,382	—
Net realized gain on forward foreign currency contracts	—	—	58,076	—	—	—
Net realized gain on foreign currency transactions	—	—	30,652	—	—	—
Net realized gain on futures contracts	1,286,296	888,163	97,116	—	—	—
Change in unrealized loss on open futures contracts	(322,557)	(10,458)	(2,510)	—	—	—
Change in net unrealized appreciation or depreciation on investments and foreign currency transactions	34,848,876	25,633,678	33,515,346	3,500,817	(3,164,507)	—

Net realized and unrealized gain (loss) on investments	38,744,126	37,761,216	36,613,273	3,500,817	(3,051,125)	—

Net change in net assets resulting from operations	$46,362,178	$39,368,451	40,456,863	5,558,957	4,066,091	476,852

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENT OF CHANGES IN NET ASSETS

	Large Cap Equity Index Fund		Small Cap Equity Index Fund		International Equity Index Fund
Years ended December 31,	2004	2003	2004	2003	2004	2003
From operations:
Net investment income	$7,618,052	4,825,792	1,607,235	1,162,184	3,843,590	2,820,670
Net realized gain (loss)	4,217,807	1,649,579	12,137,996	882,622	3,100,437	(90,532)
Change in net unrealized appreciation	34,526,319	78,427,787	25,623,220	61,738,354	33,512,836	52,736,963

Net change in net assets resulting from operations	46,362,178	84,903,158	39,368,451	63,783,160	40,456,863	55,467,101

Distributions to shareowners from:
Net investment income	(7,557,426)	(4,807,800)	(1,322,778)	(1,058,714)	(4,878,087)	(3,426,664)
Net realized gain	—	—	(7,192,795)	—	—	—

Total distributions to shareowners	(7,557,426)	(4,807,800)	(8,515,573)	(1,058,714)	(4,878,087)	(3,426,664)

From Fund share transactions:
Proceeds from shares sold	55,133,170	36,666,847	19,377,482	14,366,493	11,991,658	7,829,698
Reinvestment of distributions	12,365,227	—	9,574,287	—	4,878,087	3,426,664

	67,498,397	36,666,847	28,951,769	14,366,493	16,869,745	11,256,362

Less payments for shares redeemed	(4,651,016)	(5,029,359)	(3,687,928)	(3,294,312)	(2,566,684)	(3,750,314)

Net increase in net assets from Fund share transactions	62,847,381	31,637,488	25,263,841	11,072,181	14,303,061	7,506,048

Total increase in net assets	101,652,133	111,732,846	56,116,719	73,796,627	49,881,837	59,546,485

Net assets:
Beginning of year	$395,793,673	284,060,827	207,952,713	134,156,086	203,696,008	144,149,523

End of year*	$497,445,806	$395,793,673	264,069,432	207,952,713	253,577,845	203,696,008

* Including undistributed (distribution in excess of) net investment income	$74,475	$13,849	340,572	165,842	(1,338,838)	(442,636)

Share Information
Sold	4,797,589	3,727,725	1,720,489	1,616,808	1,086,258	921,297
Issued in reinvestment of distributions	1,043,547	—	787,477	—	398,537	331,399
Redeemed	(401,144)	(535,257)	(327,151)	(396,203)	(233,978)	(453,729)

Net increase (decrease)	5,439,992	$3,192,468	2,180,815	1,220,605	1,250,817	798,967

See accompanying notes to financial statements.

	Stock & Bond Balanced Fund		Bond Fund		Money Market Fund
Years ended December 31,	2004	2003	2004	2003	2004	2003
From operations:
Net investment income	2,058,140	1,559,015	7,117,216	6,767,291	476,852	373,270
Net realized gain (loss)	—	70,830	113,382	(626,207)	—	—
Change in net unrealized appreciation	3,500,817	8,875,066	(3,164,507)	134,162	—	—

Net change in net assets resulting from operations	5,558,957	10,504,911	4,066,091	6,275,246	476,852	373,270

Distributions to shareowners from:
Net investment income	(1,559,047)	(1,626,543)	(7,117,216)	(6,767,291)	(476,852)	(373,270)
Net realized gain	(63,776)	(178,914)	—	(121,946)	—	—

Total distributions to shareowners	(1,622,823)	(1,805,457)	(7,117,216)	(6,889,237)	(476,852)	(373,270)

From Fund share transactions:
Proceeds from shares sold	10,824,842	7,972,282	16,269,427	15,907,859	7,229,584	6,163,941
Reinvestment of distributions	1,622,823	1,805,457	7,117,216	6,889,237	476,852	373,270

	12,447,665	9,777,739	23,386,643	22,797,096	7,706,436	6,537,211

Less payments for shares redeemed	(2,697,764)	(3,268,872)	(5,650,146)	(8,116,516)	(6,895,517)	(7,645,994)

Net increase in net assets from Fund share transactions	9,749,901	6,508,867	17,736,497	14,680,580	810,919	(1,108,783)

Total increase in net assets	13,686,035	15,208,321	14,685,372	14,066,589	810,919	(1,108,783)

Net assets:
Beginning of year	70,349,457	55,141,136	162,171,552	148,104,963	55,077,587	56,186,370

End of year*	84,035,492	70,349,457	176,856,924	162,171,552	55,888,506	55,077,587

* Including undistributed (distribution in excess of) net investment income	2,058,044	1,558,951	—	—	—	—

Share Information
Sold	944,129	761,968	1,571,439	1,512,972	7,229,584	6,163,941
Issued in reinvestment of distributions	144,636	166,402	687,870	652,700	476,852	373,270
Redeemed	(235,258)	(317,671)	(544,900)	(773,659)	(6,895,517)	(7,645,994)

Net increase (decrease)	853,507	610,699	1,714,409	1,392,013	810,919	(1,108,783)

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Variable Product Trust (the “Trust”) has six separate investment portfolios (each a “Fund” and together, the “Funds”). Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The Large Cap Equity Index Fund (Large Cap Fund) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (Small Cap Fund) seeks to match the performance of the Russell 2000 Small Stock Index® (the “Russell 2000”). The Small Cap Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (International Fund) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (Balanced Fund) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap and Bond Funds of the Trust.

The Bond Fund (Bond Fund) seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Bond Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund (Money Market Fund) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Equity securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and other short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at the net proceeds from the sales transaction.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are valued pursuant to procedures established by the Trust’s Board of Trustees. These procedures require the investment adviser to obtain at least one daily bid price quotation from a broker or dealer in the securities. If the investment adviser cannot obtain a daily bid price quotation for the security or if the investment adviser believes the bid price quotation does not represent the security’s fair value, then the investment adviser will determine the security’s fair value in its judgment.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. In fair valuing a security, the investment adviser may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors the investment adviser may consider in fair valuing securities include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers, and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2004.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareowners

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2004, the Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$499,250,912	$75,848,496	$(77,246,251)	$(1,397,755)
Small Cap Fund	215,669,663	70,684,551	(22,739,348)	47,945,203
International Fund	231,650,830	51,264,067	(30,626,096)	20,637,971
Balanced Fund	84,936,670	514,277	(1,498,724)	(984,447)
Bond Fund	170,031,033	5,325,802	(486,162)	4,839,640
Money Market Fund	55,974,422	—	—	—

Dividends and distributions payable to shareowners are recorded by the Large Cap, Small Cap, International, and Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare daily dividends equal to each Fund’s respective net investment income, and distribute such amounts at the end of each calendar quarter.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. The differences are primarily due to differing treatments for futures contracts, the recognition of net realized losses, foreign currency transactions, and short term capital gains. The tax character of distributions was as follows for the years ended December 31, 2004 and 2003:

Balanced Fund	2004	2003	Small Cap Fund	2004
Ordinary Income	$1,595,719	$1,637,559	Ordinary Income	$1,511,918
Long-term Capital Gain	$27,104	$167,898	Long-term Capital Gain	$7,003,655

Total	$1,622,823	$1,805,457	Total	$8,515,573

The tax character of distributions for the remaining Funds was the same as the composition of distributions reflected in the Statement of Changes in Net Assets as of December 31, 2004, and December 31, 2003.

The International Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. In accordance with this election, the International Fund recognized unrealized appreciation (depreciation) of $1,347,838 and $768,900 during 2004 and 2003, respectively, and capital gains of $49,567 and $25,035 during 2004 and 2003, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2004, was $2,161,841.

At December 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Fund	International Fund	Bond Fund
2010	$14,412,779	207,232	—
2011	—	464,565	512,825

Total:	$14,412,779	671,797	512,825

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2004, the Small Cap Fund had an undistributed long-term capital gain of $807,115.

The undistributed net investment income in accordance with federal tax regulations at December 31, 2004 for the Small Cap Fund and International Fund was $371,638 and $823,002, respectively. The difference between this amount and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2004 for the Small Cap Fund relates to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”) and short term capital gains. The difference for the International Fund relates to mark-to-market of PFICs and forward foreign currency contracts adjustments. The tax character of undistributed net investment income for the remaining Funds was the same as reflected in the Analysis of Net Assets as of December 31, 2004.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The realized and unrealized gain or loss resulting from changes in foreign exchange rates is included with realized and unrealized gain or loss from investments for financial reporting purposes.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to their relative net assets.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Large Cap, Small Cap, and International Funds, and, indirectly, the Balanced Fund, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Additionally, the International Fund may enter into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

The Large Cap, Small Cap, and International Funds and, indirectly, the Balanced Fund, may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with State Farm Investment Management Corp. (“Manager”) which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory and management fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Fund	0.26% of average daily net assets

Small Cap Fund	0.40% of average daily net assets

International Fund	0.55% of average daily net assets

Balanced Fund	None

Bond Fund	0.50% of average daily net assets

Money Market Fund	0.40% of average daily net assets

The Manager has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by the Balanced Fund. This expense limitation arrangement is voluntary and may be eliminated by the Manager at any time. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each of the Funds other than the Balanced and International Funds, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Fund, the Manager has agreed to reimburse the expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by the Manager at any time.

The Funds do not pay any discount, commission or other compensation for transfer agent services provided by the Manager or for distribution and underwriting services provided by State Farm VP Management Corp.

The Manager has engaged Barclays Global Fund Advisors (“Barclays”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Funds. In accordance with the overall investment objectives of each respective Fund, Barclays determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. During the period ending December 31, 2004, the Manager paid Barclays the following amounts:

Large Cap Fund	$338,448
Small Cap Fund	286,832
International Fund	385,010

Total	$1,010,290

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees, and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2004	Year ended December 31, 2003
Large Cap Fund
Purchases	$72,990,885	$29,388,199
Proceeds from sales	10,667,902	3,061,775
Small Cap Fund
Purchases	63,877,054	48,915,712
Proceeds from sales	43,733,898	34,358,196
International Fund
Purchases	22,471,670	14,443,167
Proceeds from sales	9,422,623	7,969,923
Balanced Fund
Purchases	10,712,283	6,255,612
Proceeds from sales	—	545,000
Bond Fund
Purchases	33,186,037	30,985,793
Proceeds from sales	15,610,335	12,742,009

5. Futures and foreign currency contracts

The Large Cap, Small Cap and International Funds had the following open futures contracts at December 31, 2004:

Fund	Type	Number of Contracts	Notional Value	Market Value	Position	Expiration month	Unrealized gain (loss)
Large Cap Fund	S&P 500 Index	275	$16,304,574	$16,688,375	Long	March ‘05	$383,801
Small Cap Fund	Russell 2000 Index	51	3,253,034	3,335,145	Long	March ‘05	82,109
International Fund	TOPIX Index	4	432,761	447,936	Long	March ‘05	15,175
International Fund	DJ Euro Stoxx 50	16	636,904	641,131	Long	March ‘05	4,227
International Fund	FTSE 100 IDX	7	638,731	644,750	Long	March ‘05	6,019

There were no open forward foreign currency contracts at December 31, 2004.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.27	8.89	11.62	13.36	15.07

Income from Investment Operations
Net investment income (a)	0.20	0.14	0.13	0.13	0.13
Net gain (loss) on investments (both realized and unrealized)	0.98	2.38	(2.73)	(1.75)	(1.54)

Total from investment operations	1.18	2.52	(2.60)	(1.62)	(1.41)

Less Distributions
Net investment income	(0.19)	(0.14)	(0.13)	(0.12)	(0.13)
Net realized gain (b)	—	—	—	—	(0.17)

Total distributions	(0.19)	(0.14)	(0.13)	(0.12)	(0.30)

Net asset value, end of period	$12.26	11.27	8.89	11.62	13.36

Total Return	10.46%	28.31%	(22.41)%	(12.11)%	(9.35)%

Net assets, end of period (millions)	$497.4	395.8	284.1	331.3	320.7

Ratios to average net assets
Expenses	0.30%	0.31%	0.31%	0.34%	0.31%
Net investment income	1.73%	1.47%	1.31%	1.07%	1.08%

Portfolio turnover rate	3%	1%	3%	1%	6%

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions representing less than $0.01 per share were made in 2001.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.79	7.43	9.46	9.36	10.90

Income from Investment Operations
Net investment income (a)	0.08	0.06	0.08	0.09	0.09
Net gain (loss) on investments (both realized and unrealized)	1.85	3.36	(2.03)	0.10	(0.43)

Total from investment operations	1.93	3.42	(1.95)	0.19	(0.34)

Less Distributions
Net investment income	(0.06)	(0.06)	(0.08)	(0.08)	(0.09)
Net realized gain	(0.35)	—	—	(0.01)	(1.11)

Total distributions	(0.41)	(0.06)	(0.08)	(0.09)	(1.20)

Net asset value, end of period	$12.31	10.79	7.43	9.46	9.36

Total Return	17.89%	45.96%	(20.66)%	2.05%	(3.39)%

Net assets, end of period (millions)	$264.0	208.0	134.2	156.1	134.6

Ratios to average net assets assuming expense limitations
Expenses	0.48%	0.50%	0.50%	0.50%	0.50%
Net investment income	0.71%	0.71%	0.93%	0.99%	0.92%

Ratios to average net assets absent expense limitations
Expenses	0.48%	0.51%	0.50%	0.55%	0.52%
Net investment income	0.71%	0.70%	0.93%	0.94%	0.90%

Portfolio turnover rate	20%	22%	29%	36%	46%

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.50	7.75	9.40	12.10	14.54

Income from Investment Operations
Net investment income (a)	0.19	0.15	0.12	0.10	0.10
Net gain (loss) on investments (both realized and unrealized)	1.83	2.78	(1.65)	(2.73)	(2.25)

Total from investment operations	2.02	2.93	(1.53)	(2.63)	(2.15)

Less Distributions
Net investment income	(0.24)	(0.18)	(0.12)	(0.07)	(0.10)
Net realized gain (b)	—	—	—	—	(0.19)

Total distributions	(0.24)	(0.18)	(0.12)	(0.07)	(0.29)

Net asset value, end of period	12.28	10.50	7.75	9.40	12.10

Total Return	19.26%	37.84%	(16.26)%	(21.71)%	(14.81)%

Net assets, end of period (millions)	$253.6	203.7	144.2	162.8	181.8

Ratios to average net assets assuming expense limitations
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.76%	1.75%	1.40%	0.95%	0.78%

Ratios to average net assets absent expense limitations
Expenses	0.77%	0.77%	0.78%	0.88%	0.88%
Net investment income	1.74%	1.73%	1.37%	0.82%	0.65%

Portfolio turnover rate	4%	5%	9%	6%	6%

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share in 2001.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.30	9.82	11.34	12.22	12.75

Income from Investment Operations
Net investment income (a)	0.31	0.27	0.30	0.34	0.24
Net gain (loss) on investments (both realized and unrealized)	0.50	1.51	(1.49)	(0.79)	(0.55)

Total from investment operations	0.81	1.78	(1.19)	(0.45)	(0.31)

Less Distributions
Net investment income	(0.23)	(0.27)	(0.29)	(0.31)	(0.22)
Net realized gain	(0.01)	(0.03)	(0.04)	(0.12)	—

Total distributions	(0.24)	(0.30)	(0.33)	(0.43)	(0.22)

Net asset value, end of period	$11.87	11.30	9.82	11.34	12.22

Total Return	7.26%	18.30%	(10.51)%	(3.55)%	(2.42)%

Net assets, end of period (millions)	$84.0	70.3	55.1	58.4	53.6

Ratios to average net assets assuming expense limitations
Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.69%	2.55%	2.84%	2.86%	3.15%

Ratios to average net assets absent expense limitations
Expenses	0.05%	0.06%	0.05%	0.08%	0.07%
Net investment income	2.64%	2.49%	2.78%	2.78%	3.08%

Portfolio turnover rate	0%	1%	9%	6%	6%

(a)	Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.46	10.50	10.16	9.79	9.57

Income from Investment Operations
Net investment income	0.44	0.46	0.52	0.56	0.57
Net gain (loss) on investments (both realized and unrealized)	(0.19)	(0.03)	0.37	0.37	0.22

Total from investment operations	0.25	0.43	0.89	0.93	0.79

Less Distributions
Net investment income	(0.44)	(0.46)	(0.52)	(0.56)	(0.57)
Net realized gain	—	(0.01)	(0.03)	—	—

Total distributions	(0.44)	(0.47)	(0.55)	(0.56)	(0.57)

Net asset value, end of period	$10.27	10.46	10.50	10.16	9.79

Total Return	2.40%	4.08%	9.01%	9.66%	8.44%

Net assets, end of period (millions)	$176.9	162.2	148.1	122.9	95.7

Ratios to average net assets
Expenses	0.55%	0.56%	0.55%	0.59%	0.57%
Net investment income	4.22%	4.35%	5.05%	5.53%	5.92%

Portfolio turnover rate	10%	9%	17%	13%	3%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00

Income from Investment Operations
Net investment income	0.01	0.01	0.01	0.04	0.06

Total from investment operations	0.01	0.01	0.01	0.04	0.06

Less Distributions
Net investment income	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Total distributions	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	0.87%	0.67%	1.28%	3.71%	5.99%

Net assets, end of period (millions)	$55.9	55.1	56.2	53.5	45.0

Ratios to average net assets assuming expense limitations
Expenses	0.48%	0.48%	0.47%	0.50%	0.49%
Net investment income	0.87%	0.67%	1.27%	3.59%	5.88%

Ratios to average net assets absent expense limitations
Expenses	0.48%	0.48%	0.47%	0.52%	0.49%
Net investment income	0.87%	0.67%	1.27%	3.57%	5.88%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Variable Product Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund (collectively the Funds), comprising the State Farm Variable Product Trust as of December 31, 2004, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 28, 2005

Management Information – State Farm Variable Product Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler 1000 LaSalle Avenue Minneapolis, Minnesota 55403 Age 51	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St.Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None
James A. Shirk 103 North Robinson Bloomington, Illinois 61701 Age 60	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None
Victor J. Boschini Office of the Chancellor Box #297080 Fort Worth, Texas 76129 Age 48	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None
David L. Vance 100 N.E. Adams Street Peoria, Illinois 61629 Age 52	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) –Caterpillar, Inc.; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None
Donald A. Altorfer 4200 Rodger Street Springfield, Illinois 62703 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None

Management Information – State Farm Variable Product Trust

II. Information about Officers and Interested Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	DIRECTOR – McGraw-Hill Corporation; DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc.
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 45	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	SENIOR VICE PRESIDENT and TREASURER (since 12/2002), CHIEF FINANCIAL OFFICER (since 9/2002); VICE PRESIDENT and TREASURER (7/2001 – 12/2002), and VICE PRESIDENT and ASSISTANT TREASURER (1/1999 – 7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (6/2001 – 12/2002) and ASSISTANT SECRETARY-TREASURER (before 6/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (6/2001 – 12/2002), and ASSISTANT SECRETARY-TREASURER (before 6/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	25	None
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 57	Senior Vice President	Began service in 2001 and serves until removed.	EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 2001) and SENIOR VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 50	Senior Vice President	Began service in 1997 and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in 2000 and serves until removed.	SENIOR VICE PRESIDENT and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Management Information – State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Phillip G. Hawkins Three State Farm Plaza South Bloomington, Illinois 61791 Age 44	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
David R. Grimes Three State Farm Plaza South Bloomington, Illinois 61791 Age 62	Chief Compliance Officer, Vice President and Secretary	Began service in 1997 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 6/2004) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; ASSISTANT VICE PRESIDENT (before 6/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT AND SECRETARY – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-702-2307 to request a copy of the SAI.

U.S. Postage PAID Chicago, IL PERMIT NO. 6065

PRESORTED STANDARD State Farm VP Management Corp

(Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

Issued by: State Farm Life Insurance Company

(Not licensed in New York or Wisconsin) State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin) Home Office, Bloomington, Illinois

State Farm VP Management Corp. (Underwriter and Distributor of Securities Products)

One State Farm Plaza Bloomington, Illinois 61710-0001

1-888-702-2307 statefarm.com 231.3571.7-CH

2-2005 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No amendments were made to such code of ethics during the period and no waivers from such code of ethics provisions were granted during the period. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the Registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Registrant’s Committee of Independent Trustees (which performs all audit committee functions) possesses all five of the attributes set forth in Item 3 of Form N-CSR that would enable the Board to designate any such member as an audit committee financial expert. However, each of the Committee members possess other relevant business and financial experience, including possessing a number of the five attributes that would otherwise have enabled the Board to have designated that member as an audit committee financial expert. All five members of the Committee are independent under the standards set forth in Item 3 of Form N-CSR. The Committee members also have sufficient knowledge regarding financial matters to address any issues that are likely to come before the Committee. In addition, the Committee has the ability to retain independent accountants, counsel or other consultants, advisors and experts whenever it deems appropriate to assist in such financial matters.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$128,388
Billed to Registrant for fiscal year ending December 31, 2003:	$125,525

The audit fees for December 31, 2004 include an estimated amount from the Registrant’s independent auditor for the out-of-pocket expenses it expects to bill to Registrant.

(b)	Audit-Related Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$0
Billed to Registrant for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$18,300
Billed to Registrant for fiscal year ending December 31, 2003:	$10,800

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the Registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the Registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$23,200

The nature of the services comprising the fees disclosed under this category:

The fees for the fiscal year ending December 31, 2003 were paid by State Farm Investment Management Corp. for professional tax services rendered in connection with the following:

•	review of minimum distribution calculations of Registrant

•	consultation on the review of qualifying dividend calculations of Registrant

(d)	All Other Fees

Billed to Registrant for fiscal year ending December 31, 2004:	$0
Billed to Registrant for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004:	$0
Billed for fiscal year ending December 31, 2003:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•	the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the Registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2004:	not applicable	0%	not applicable
Fiscal year ending December 31, 2003:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2004:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2003:	not applicable	100%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to Registrant:

Fiscal year ending December 31, 2004:	$18,300
Fiscal year ending December 31, 2003:	$10,800

Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2004:	$0
Fiscal year ending December 31, 2003:	$23,200

Aggregate non-audit fees billed by the Registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Fiscal year ending December 31, 2004:	$0
Fiscal year ending December 31, 2003:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee of Independent Trustees of the Registrant (the “Committee”) is responsible for identifying and nominating candidates for appointment as Independent Trustees of the Registrant. Prior to December 17, 2004, the Committee did not consider shareholder nominations of Independent Trustees. At its December 17, 2004 meeting, the Committee adopted procedures relating to the consideration of candidates submitted by shareholders.

A shareholder of the Registrant may submit the name(s) of potential candidates for nomination as a Trustee of the Registrant in writing, delivered in hard copy and bearing the shareholder’s original signature, to the attention of the Secretary of the Registrant: Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. The recommendation must include: (i) the class or series and number of all shares of each series of the Registrant owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, an investment adviser to the Registrant or an interested person of the Registrant’s distributor; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Registrant, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each series of the Registrant owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

The Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished. If the nominating shareholder does not provide such other information in writing within seven days of receipt of a written request from the Committee, the Committee will not be required to consider such candidate. Recommendations for a candidate as a Trustee of the Registrant will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. The Committee need not consider any shareholder recommendation received less than 90 days before the date of an anticipated nomination. When the Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date, concluded that the Registrant’s disclosure controls and procedures were operating in an effective manner.

(b) No change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002: Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date 3/10/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date 3/10/05

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord Senior Vice President and Treasurer

Date 3/10/05